AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 22, 2004

                                                     Securities Act File No. 33-
                                        Investment Company Act File No. 811-8266
================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM N-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          Pre-Effective Amendment No.                        [ ]
                          Post-Effective Amendment No.                       [ ]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [ ]
                                 Amendment No. 5                             [X]
                             ----------------------
                              THE INDIA FUND, INC.
               (Exact Name of Registrant as Specified In Charter)
                             ----------------------
              200 Park Avenue, 24th Floor, New York, New York 10166
                    (Address of Principal Executive Offices)
                                 (800) 421-4777
              (Registrant's Telephone Number, including Area Code)
                             ----------------------
                                 Bryan McKigney
                              The India Fund, Inc.
                           200 Park Avenue, 24th Floor
                            New York, New York 10166
                    (Name and Address of Agent for Service)
                             ----------------------
                                   COPIES TO:
   Cynthia G. Cobden, Esq.                             Frank P. Bruno, Esq.
Simpson Thacher & Bartlett LLP                    Sidley Austin Brown & Wood LLP
     425 Lexington Avenue                               787 Seventh Avenue
   New York, New York 10017                          New York, New York 10019
                             ----------------------

         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

                             ----------------------
         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         It is proposed that this filing will become effective (check appropriate box)

          [X] when declared effective pursuant to section 8(c).

                             ----------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


===============================================================================================================================
                                                                        PROPOSED              PROPOSED
                                                   AMOUNT                MAXIMUM              MAXIMUM             AMOUNT OF
                TITLE OF                            BEING            OFFERING PRICE          AGGREGATE          REGISTRATION
       SECURITIES BEING REGISTERED              REGISTERED(1)          PER UNIT(1)       OFFERING PRICE(1)         FEE(2)
-------------------------------------------------------------------------------------------------------------------------------
Common Stock (par value $.001 per share)      9,709,513 shares          $19.00             $184,480,747           $23,374
===============================================================================================================================

----------
(1) Estimated solely for the purpose of calculating the registration fee.

(2) The registration fee for the securities offered hereby has been calculated under Rule 457(c) of the Securities Act.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.


================================================================================

                              THE INDIA FUND, INC.

                              CROSS-REFERENCE SHEET
                          PARTS A AND B OF PROSPECTUS*


ITEMS IN PARTS A AND B OF FORM N-2                                 LOCATION IN PROSPECTUS
----------------------------------                                 ----------------------
Item 1.          Outside Front Cover.........................      Cover of Prospectus

Item 2.          Cover Pages; Other Offering Information.....      Cover of Prospectus

Item 3.          Fee Table and Synopsis......................      Summary of Expenses

Item 4.          Financial Highlights........................      Financial Highlights

Item 5.          Plan of Distribution........................      Not Applicable

Item 6.          Selling Shareholders........................      Not Applicable

Item 7.          Use of Proceeds.............................      The Offer; Use of Proceeds; Investment Objective and Policies;
                                                                   Additional Investment Activities

Item 8.          General Description of the Registrant.......      Cover of Prospectus; The Fund; Investment Objective and Policies;
                                                                   Additional Investment Activities; Semi-Annual Repurchases of
                                                                   Securities; Investment Restrictions; Risk Factors; Description of
                                                                   Capital Stock; Net Asset Value; Financial Statements

Item 9.          Management..................................      Management of the Fund; Investment Management and Other Services;
                                                                   Description of Capital Stock; Enforceability of Civil
                                                                   Liabilities; Custodians, Transfer Agent, Dividend Paying Agent
                                                                   and Registrar

Item 10.         Capital Stock, Long-Term Debt, and Other
                     Securities..............................      Dividends and Distributions; Dividend Reinvestment and Cash
                                                                   Purchase Plan; Taxation; Description of Capital Stock; Risk
                                                                   Factors

Item 11.         Defaults and Arrears on Senior Securities...      Not Applicable

Item 12.         Legal Proceedings...........................      Not Applicable

Item 13.         Table of Contents of the Statement of             Table of Contents of the Statement of Additional
                     Additional Information..................      Information

Item 14.         Cover Page..................................      Cover Page of the Statement of Additional
                                                                   Information

Item 15.         Table of Contents...........................      Table of Contents of the Statement of Additional
                                                                   Information

Item 16.         General Information and History.............      Not Applicable

Item 17.         Investment Objective and Policies...........      Investment Objective and Policies; Additional Investment
                                                                   Activities; Investment Restrictions; Portfolio Transactions

Item 18.         Management..................................      Management of the Fund; Investment Management and Other Services;
                                                                   Custodians, Transfer Agent, Dividend Paying Agent and Registrar;
                                                                   Statement of Additional Information

Item 19.         Control Persons and Principal Holders of
                     Securities..............................      Control Persons and Principal Holders of Securities; Management
                                                                   of the Fund



Item 20.         Investment Advisory and Other Services......      Investment Management and Other Services; Custodians, Transfer
                                                                   Agent, Dividend Paying Agent and Registrar; Experts

Item 21.         Brokerage Allocation and Other Practices....      Portfolio Transactions

Item 22.         Tax Status..................................      Dividends and Distributions; Dividend Reinvestment and Cash
                                                                   Purchase Plan; Taxation


Item 23.         Financial Statements........................      Financial Statements

----------------
* All information required to be set forth in "Part B: Statement of Additional Information" has been included in "Part A: The Prospectus," except for the Fund's proxy voting policies and procedures, which are required to be disclosed pursuant to Item 18 of Form N-2 and which are included in the Statement of Additional Information. All items required to be set forth in "Part C: Other Information" are set forth in Part C.

                   SUBJECT TO COMPLETION, DATED JUNE 22, 2004

PRELIMINARY PROSPECTUS

                              THE INDIA FUND, INC.

                        7,767,610 SHARES OF COMMON STOCK
                   ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE
                 RIGHTS TO SUBSCRIBE FOR SHARES OF COMMON STOCK

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.



         The India Fund, Inc. (the "Fund") is offering to its common stockholders of record as of , 2004 non-transferable rights. These rights will allow you to subscribe for one share of common stock for each three rights held. You will receive one right for each whole share of common stock that you hold of record as of , 2004 rounded to the nearest number of rights evenly divisible by three. The rights will not be listed for trading on the New York Stock Exchange (the "NYSE") or any other exchange. The subscription price will be 95% of the net asset value per share as of the close of business on the expiration date of the offer.

         THE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON , 2004, UNLESS EXTENDED. The Fund announced the offer after the close of business on the NYSE on May 24, 2004. The net asset value per share at the close of business on May 21, 2004 and , 2004 was $20.82 and $ , respectively. The last reported sale price of a share of common stock on the NYSE on May 24, 2004 and , 2004 was $22.05 and $ , respectively. Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders who exercise their rights will not know the purchase price of the shares when they make their investment decision. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision. If the market price of the Fund's common stock is below 95% of the net asset value per share, it may not be in your interest to participate in this offering.

         The Fund is a closed-end investment company whose shares of common stock are listed and traded on the NYSE under the symbol "IFN" and whose primary investment goal is long-term capital appreciation by investing primarily in Indian equity securities. The Fund operates under an interval fund structure pursuant to which it conducts semi-annual repurchase offers for between 5% and 25% of the Fund's outstanding common stock at prices equal to the net asset value of the Fund as of a specified date after the repurchase request deadline, with payment for tendered shares being distributed within one week thereafter. See "Semi-Annual Repurchases of Securities" and "Risk Factors--Risks Related to the Fund's Operations--The Fund's 'interval fund' structure involves certain risks and special considerations not typically associated with other closed-end funds" in this prospectus.

         INVESTMENT IN THE FUND INVOLVES CERTAIN SPECIAL CONSIDERATIONS AND RISKS ARISING IN PART FROM THE FUND'S INVESTMENT IN SECURITIES OF INDIAN COMPANIES, WHICH ARE NOT INVOLVED IN INVESTMENTS IN SECURITIES OF U.S. COMPANIES OR CERTAIN OTHER NON-U.S. ISSUERS. THE FUND MAY ALSO INVEST IN DEBT OBLIGATIONS THAT MAY BE RATED BELOW INVESTMENT GRADE OR IN COMPARABLE DEBT OBLIGATIONS. DEBT OBLIGATIONS OF BELOW INVESTMENT GRADE QUALITY ARE REGARDED AS HAVING PREDOMINATELY SPECULATIVE CHARACTERISTICS WITH RESPECT TO CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL AND ARE COMMONLY REFERRED TO AS "JUNK BONDS." THERE ARE SPECIAL RISKS AND CONSIDERATIONS ASSOCIATED WITH INVESTING IN SUCH HIGH YIELD/HIGH RISK DEBT OBLIGATIONS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT AND YOU SHOULD CAREFULLY CONSIDER THE "RISK FACTORS" BEGINNING ON PAGE 33 OF THIS PROSPECTUS BEFORE PARTICIPATING IN THIS OFFER.

         This prospectus contains important information you should know before investing. Please read it before you invest and keep it for future reference. A Statement of Additional Information dated , 2004 containing additional information about the Fund has been filed with the Securities and Exchange Commission and legally forms a part of this prospectus. The table of contents of the Statement of Additional Information appears on page 69 of this prospectus. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at (800) 421-4777.

         Stockholders who do not fully exercise their rights will own a smaller proportional interest in the Fund. In addition, because the subscription price will be less than the net asset value per share, the offer will result in an immediate dilution of the net asset value per share for all stockholders. See "Risk Factors and Special Considerations at a Glance" on page 5 of this prospectus.

         This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this prospectus and to retain it for future reference.

         FOR INFORMATION REGARDING THE OFFER, CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC., THE INFORMATION AGENT, AT (866) 297-1264.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                    ESTIMATED PRICE TO     ESTIMATED SALES     ESTIMATED PROCEEDS
                                                        PUBLIC (1)              LOAD           TO THE FUND (2)(3)
Per Share.....................................                                  None
Total.........................................                                  None

----------

(1)  The estimated subscription price to the public is based upon 95% of the Fund's net asset value per share on ,
     2004, which is the record date for the offering.

(2)  Before deduction of expenses payable to the Fund, estimated at $ .

(3)  If the Fund increases the number of shares subject to subscription by 25%, the proceeds, before expenses, to the Fund will be $ .


         The Fund may increase the number of shares of common stock subject to subscription by up to 25%, or up to an additional 1,941,903 shares, for an aggregate total of 9,709,513 shares.

          The shares will be ready for delivery on or about     , 2004.

                             ----------------------

                   The date of this prospectus is     , 2004.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.............................................................1

Summary of Expenses...........................................................11

Financial Highlights..........................................................12

The Fund......................................................................14

Investment in India...........................................................14

The Offer.....................................................................17

Use of Proceeds...............................................................25

Investment Objective and Policies.............................................25

Additional Investment Activities..............................................28

Investment Restrictions.......................................................31

Risk Factors..................................................................34

Management of the Fund........................................................44

Control Persons and Principal Holders of Securities ..........................49

Portfolio Transactions........................................................49

Semi-Annual Repurchases of Securities.........................................50

Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan ....52

Taxation......................................................................53

Net Asset Value...............................................................60

Description of Capital Stock..................................................61

Investment Management and Other Services......................................64

Custodians, Transfer Agent, Dividend Paying Agent and Registrar ..............67

Experts.......................................................................67

Legal Matters.................................................................68

Enforceability of Civil Liabilities...........................................68

Official Documents............................................................68

Additional Information........................................................68

Table of Contents of the Statement of Additional Information .................69

Financial Highlights.........................................................F-1

Appendix A: General Characteristics and Risks
     of Hedging..............................................................A-1

Appendix B: The Republic of India............................................B-1

Appendix C: The Indian Securities Market.....................................C-1

                             ----------------------

         THE INFORMATION CONTAINED IN THIS PROSPECTUS SPEAKS ONLY AS OF THE DATE OF THIS PROSPECTUS UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES. NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE HEREOF.

                             ----------------------

         In this prospectus and except as the context otherwise requires or indicates:

               o  The "Fund" means The India Fund, Inc., a Maryland corporation.

               o "Advantage" or "Investment Manager" means Advantage Advisers, Inc., a Delaware corporation.

               o "Imperial" or "Country Adviser" means Imperial Investment Advisors Private Limited, a company organized under the laws of India.

         In this prospectus, unless otherwise indicated, all references to "U.S. dollars," "US$," "dollars" and "$" are to United States dollars, the lawful currency of the United States of America, and all reference to "rupees" and "Rs." are to Indian rupees. On June 16, 2004, the U.S. dollar value of the Indian rupee was Rs. 45.331 = US$1.00, as reported in The Wall Street Journal on June 17, 2004.

                           FORWARD-LOOKING STATEMENTS

         Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this prospectus. As a result of these and other factors, we cannot give you any assurances as to our future results or level of performance, and neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, we undertake to amend or supplement this prospectus to reflect any material changes to us after the date of this prospectus.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY

         YOU SHOULD READ THE ENTIRE PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION THAT LEGALLY FORMS PART OF THIS PROSPECTUS, BEFORE YOU DECIDE WHETHER TO EXERCISE YOUR RIGHTS. IN PARTICULAR, YOU SHOULD CAREFULLY READ THE RISKS OF INVESTING IN THE SHARES, AS DISCUSSED UNDER "RISK FACTORS."

                              THE OFFER AT A GLANCE

THE OFFER

         The India Fund, Inc., or the Fund, is offering to its common
stockholders of record as of      , 2004 non-transferable rights. These rights
will allow you to subscribe for one share of common stock, par value $.001 per share, for each three rights held. You will receive one right for each whole
share of common stock that you hold of record as of     , 2004, rounded to the
nearest number of rights evenly divisible by three. The rights will not be listed for trading on the NYSE or any other exchange. Rights may be exercised at
any time from         , 2004 through 5:00 p.m., Eastern Standard Time, on      ,
2004, unless extended. Since the expiration date is prior to the pricing date, stockholders who exercise their rights will not know the subscription price at the time they exercise their rights. If the market price of the Fund's common stock is below 95% of the net asset value per share, it may not be in your interest to participate in this offering. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision. The Fund may increase the number of shares of common stock subject to subscription by up to 25% of the shares. We refer to any such additional shares as "additional shares." See "The Offer."

SUBSCRIPTION PRICE

         The subscription price will be 95% of the net asset value per share as of the close of business on the expiration date of the offer. See "The Offer--Subscription Price."

OVER-SUBSCRIPTION PRIVILEGE

         If you fully exercise all rights issued to you, you will be entitled to subscribe for additional shares that were not subscribed for by other stockholders. This is known as the "over-subscription privilege." If sufficient shares are available, all stockholders' over-subscription requests will be honored in full. If sufficient shares are not available to honor all requests for over-subscription, the Fund may increase the number of shares available by up to 25%, or 1,941,903 shares in order to satisfy over-subscription requests. If the requests for additional shares exceed the shares available, the available shares, including any additional shares, will be allocated pro rata among stockholders who over-subscribe based on the number of rights originally issued to them by the Fund. See "The Offer--Over-Subscription Privilege."

HOW TO EXERCISE RIGHTS

         Rights may be exercised by stockholders who fill in and sign the accompanying subscription certificate and mail it in the envelope provided or deliver the completed and signed subscription certificate to the subscription agent, together with any required payment for the shares as described below under "The Offer--Payment for Shares." Rights may also be exercised by a stockholder contacting his or her broker, bank or trust company, which can arrange, on the stockholder's behalf, to guarantee delivery, by using a notice of guaranteed delivery, of a properly completed and executed subscription certificate and payment for the shares. The broker, bank or trust company may charge a fee for this service. Stockholders who choose to exercise their rights will not know at the time of exercise the subscription price for shares being acquired and will be required initially to pay for such shares at the estimated
subscription price of $     per share. Fractional shares will not be issued.
Completed subscription certificates must be received by the subscription agent
prior to 5:00 p.m., Eastern Standard Time, on the expiration date, which is    ,
2004 (unless payment is to be effected by means of a notice of guaranteed delivery). See "The Offer--Payment for Shares."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RIGHTS MAY NOT BE PURCHASED OR SOLD

         You may not purchase or sell the rights, and they will not trade on any exchange. If you do not exercise your rights before the conclusion of this offer, your rights will expire without value.

RESTRICTIONS ON FOREIGN SHAREHOLDERS

         The Fund will not mail subscription certificates to stockholders whose record addresses are outside the United States. PFPC Inc. will hold the rights to which subscription certificates relate for foreign stockholders accounts until instructions are received to exercise the rights. If no instructions are
received prior to the expiration date, which is     , 2004, the rights will
expire.

OBTAINING SUBSCRIPTION INFORMATION

         If you have any questions or requests for assistance, please contact Georgeson Shareholder Communications, Inc., the information agent, toll-free at
(866) 297-1264. You may also call your broker or nominee for information with respect to this offer. See "The Offer--Information" and "--Subscription Agent." Please note that the dates in the table may change if the offer is extended.

IMPORTANT DATES TO REMEMBER
                                EVENT                                    DATE
-------------------------------------------------------------------   ----------
Record Date........................................................
Subscription Period................................................
Expiration Date....................................................
Pricing Date.......................................................
Subscription Certificate and Payment for Shares or Notice of
  Guaranteed Delivery Due..........................................
Nominee Subscription Certificate and Payment for Shares Due for
  Those Using Notice of Guaranteed Delivery
Confirmation to Participants.......................................
Final Payment for Shares...........................................

TAX CONSEQUENCES

         For federal income tax purposes, neither the receipt nor the exercise of the rights will result in taxable income to you. You will not realize a taxable loss if your rights expire without being exercised. See "The Offer--United States Federal Income Tax Consequences of the Offer."

USE OF PROCEEDS

         We estimate the net proceeds of this offer to be approximately $   . If
the Fund increases the number of shares subject to subscription by 25%, then the
additional net proceeds of the offer will be approximately $    . These figures
assume (i) all rights are exercised in full, (ii) a subscription price of $
and (iii) payment of offering expenses of approximately $           .

         The Fund anticipates that investment of the net proceeds of this offer in accordance with the Fund's investment goal and policies may take up to six months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. The Fund may require up to six months due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction. See "Use of Proceeds" and "Risk Factors--Risks Related to the Fund's Operations."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              THE FUND AT A GLANCE

THE FUND

         The Fund is a Maryland corporation organized on December 27, 1993 and
is a non-diversified, closed-end management investment company. As of    , 2004,
the net assets of the Fund were approximately $     million.

INVESTMENT IN INDIA

         The Fund's investment objective and policies reflect the Investment Manager's opinion that economic and political developments and changes in the last several years have well positioned India to experience a period of significant economic growth. The Investment Manager believes that India should continue to grow as an economic force and that investment in its securities market offers significant potential returns. For a detailed description of India and its securities market, see "Appendix B: The Republic of India" and "Appendix
C: The Indian Securities Market."

         The Fund invests in India pursuant to the Securities and Exchange Board of India (Foreign Institutional Investors) Regulations, 1995, which we refer to as the "FII Regulations" and which were established by the Securities and Exchange Board of India ("SEBI") to regulate investment by foreign institutional investors in Indian securities. The FII Regulations allow direct investment in Indian securities by registered foreign institutional investors or their clients, also known as "sub-accounts". Under the FII regulations, the Fund invests in India as a sub-account of the Investment Manager, which is registered with SEBI as a foreign institutional investor. The Investment Manager in its capacity as a foreign institutional investor acts on behalf of the Fund and other approved clients. The Fund's investments are held in the Fund's name through the Fund's custodian, Deutsche Bank AG. See "Risk Factors--Risks Related to the Fund's Operations" and "Investment in India."

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is long-term capital appreciation by investing primarily in the equity securities of Indian companies. Under normal market conditions, at least 80% of the Fund's total assets are invested in equity securities of Indian companies. Equity securities include common and preferred stock (including convertible preferred stock), American, global or other types of depositary receipts, convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are traded on an Indian or other foreign stock exchange or over-the-counter market. However, the Fund may invest to a limited extent in securities that are not publicly traded and in investment funds that invest principally in securities in which the Fund is authorized to invest. The Fund invests in such investment funds when the Investment Manager believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities. For temporary defensive purposes, the Fund may invest without limitation in temporary investments. No assurance can be given that the Fund's investment objective will be realized. See "Investment Objective and Policies" and "Risk Factors--Risks Related to the Fund's Operations."

         Indian companies include companies that:

               o  are organized under the laws of India;

               o regardless of where organized, derive at least 50% of their revenues from goods produced or sold, investments made, or services performed, in India, or have at least 50% of their assets in India; or

               o have securities which are traded principally on any Indian stock exchange or in the Indian over-the-counter market.

         See "Investment Objective and Policies--Portfolio Structure" for other eligible investments.

         Up to 20% of the Fund's total assets may be invested, subject to certain restrictions, in:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               o equity securities of companies (other than companies meeting the definition of Indian companies), regardless of where organized, which the Investment Manager and the Country Adviser believe derive, or will derive, at least 25% of their revenues from business in or with India, or have at least 25% of their assets in India;

               o debt securities denominated in Indian rupees or issued or guaranteed by an Indian company, the Government of India or an Indian governmental entity; and

               o short-term debt securities of the type described under "Investment Objective and Policies--Temporary Investments."

         See "Risk Factors--Risks Related to the Fund's Operations."

         The Fund's assets may be invested in debt securities (other than temporary investments) when the Investment Manager believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation.

LISTING

         The Fund's common stock is listed and traded on the NYSE under the symbol "IFN."

DIVIDENDS AND DISTRIBUTIONS

         The Fund distributes annually to holders of common stock substantially all of its net investment income and distributes any net realized capital gains at least annually.

         Under the Fund's dividend reinvestment and cash purchase plan, all dividends and distributions are automatically reinvested in additional shares of common stock of the Fund unless a stockholder elects to receive cash. Participants also have the option of making additional cash payments, annually, to be used to acquire additional shares of common stock of the Fund in the open market. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are able to participate in the plan. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

SEMI-ANNUAL SHARE REPURCHASES

         In April 2003, stockholders of the Fund voted to adopt an interval fund structure, pursuant to which the Fund conducts semi-annual repurchase offers for between 5% and 25% of the Fund's outstanding common stock. Pursuant to this policy, the Fund has conduced two repurchase offers of up to 15% and 5%, respectively, of its outstanding common stock. See "Semi-Annual Repurchases of Securities."

INVESTMENT MANAGER AND COUNTRY ADVISER

         The Investment Manager is Advantage Advisers, Inc., a wholly owned subsidiary of Oppenheimer Asset Management Inc., which is an affiliate of Oppenheimer & Co. Inc., the Fund's administrator. The Country Adviser is Imperial Investment Advisors Private Limited, which is a 99%-owned subsidiary of Advantage India, Inc., which is wholly owned by Oppenheimer & Co. Inc.

         The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Country Adviser a fee to be agreed upon by the Investment Manager and the Country Adviser from to time to time so long as such fee does not exceed 1.10% of the Fund's average net weekly assets.

         Because the Investment Manager receives fees based on net assets, it will benefit from the increase in assets that will result from this offer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         In connection with this offer, the Investment Manager has agreed to lower its fee to a rate of 0.95% of the Fund's average weekly net assets on any assets in excess of $600 million. See "Investment Management and Other Services--Investment Manager."

         The advisory fees paid by the Fund are higher than those paid by most other investment companies that invest predominately in the securities of U.S. companies, primarily due to the additional time and expense required of the Investment Manager and the Country Adviser in pursuing the Fund's objective.

FUND ADMINISTRATORS

         Oppenheimer & Co. Inc. serves as the Fund's administrator. The Fund pays Oppenheimer & Co. Inc. a monthly fee at an annual rate of .20% of the Fund's average monthly net assets for its services. Because the Fund administrator receives fees based on net assets, it will benefit from the increase in assets that will result from this offer. Oppenheimer & Co. Inc. subcontracts certain of its services to PFPC Inc.

         Multiconsult Ltd. serves as the Fund's Mauritius administrator. The Fund pays Multiconsult Ltd. a monthly fee of $1,500 for its services and a quarterly fee of $1,000 for its calculation of net asset value. The Fund also reimburses Multiconsult Ltd. for certain additional expenses.

         See "Investment Management and Other Services--Administrator" and "--Mauritian Administrator."

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

         Deutsche Bank AG is custodian of the assets of the Fund. Deutsche Bank (Mauritius) Limited acts as custodian of the cash assets of the Fund. PFPC Inc. acts as transfer agent, dividend paying agent and registrar for the Fund.

               RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

         YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, AS WELL AS THE OTHER INFORMATION IN THIS PROSPECTUS, BEFORE MAKING AN INVESTMENT IN THE FUND UNDER THIS OFFER.

YOU WILL INCUR IMMEDIATE DILUTION AS A RESULT OF THIS OFFER.

         If you do not exercise all of your rights, you should expect that you will, at the completion of this offer, own a smaller proportional interest in the Fund than you owned prior to the offer. In addition, an immediate dilution of the net asset value per share will be experienced by all stockholders as a result of the offer because the subscription price will be less than the net asset value per share, and the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the Fund's net assets. This dilution of net asset value will disproportionately affect stockholders who do not exercise their rights. Whether or not you exercise your rights, you will experience a dilution of net asset value because you will indirectly bear the expenses of this offer. If you do not submit a subscription request pursuant to the over-subscription privilege, you may also experience dilution in your Fund ownership if the Fund offers additional shares for subscription. We cannot state precisely the amount of any decrease because we do not know at this time how many shares will be subscribed for or what the net asset value pre share will be at the pricing date. For example, assuming that all rights are exercised and that the subscription price of $ is 5% below the Fund's net asset value per share on , 2004, the Fund's net asset value per share (after payment of estimated expenses) would be reduced by approximately $ per share. As of , 2004, the Fund's net asset value per share was $ . See "The Offer--Dilution" and "Risk Factors--Risk Relating to the Offer--You will incur immediate dilution as a result of this offer."

YOU MAY LOSE MONEY BY INVESTING IN THE FUND, INCLUDING THE POSSIBILITY THAT YOU MAY LOSE ALL OF YOUR INVESTMENT.

         An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

         As an investment company that primarily holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

         In addition, the Fund may invest up to 20% of its assets in debt securities whose value will tend to decrease as interest rates rise. Interest rates are at historical lows and, accordingly, it is likely that they will increase over time.

         The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program. See "Risk Factors--Risks Related to the Offer--You may lose money by investing in the Fund, including the possibility that you may lose all of your investment."

THE FUND'S "INTERVAL FUND" STRUCTURE INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS NOT TYPICALLY ASSOCIATED WITH OTHER CLOSED-END FUNDS.

         In April 2003, the Fund's stockholders voted to adopt an interval fund structure whereby the Fund conducts semi-annual repurchase offers for between 5% and 25% of the Fund's outstanding common stock. The Fund's required semi-annual repurchases are likely to continually decrease the overall size of the Fund which could over time:

               o harm investment performance in part by limiting the extent to which the fund may invest in illiquid securities;

               o increase the Fund's expense ratio as the Fund's assets decrease;

               o threaten the Fund's continued listing on the NYSE, and, consequently, the liquidity of its shares; and

               o  jeopardize the Fund's viability and continued existence.

         Moreover, there are additional risks associated with the Fund's repurchase offers, including the risk that:

               o if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer;

               o due to the potential for pro-ration if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares;

               o the repurchase offer may not eliminate any discount at which the Fund's shares trade;

               o because the Fund expects to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund's investments; and

               o share values may decrease as a result of currency fluctuations between the date of tender and the repurchase pricing date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         See "Risk Factors--Risks Related to the Fund's Operations-- The Fund's 'interval fund' structure involves certain risks and special considerations not typically associated with other closed-end funds" and "Semi-Annual Repurchases of Securities."

INVESTING IN INDIA INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS NOT TYPICALLY ASSOCIATED WITH INVESTING IN U.S. COMPANIES.

         Investing in Indian equity securities involves certain risks and special considerations not typically associated with investing in the securities of established U.S. companies, including:

               o  greater political, economic and social uncertainty;

               o significantly greater price volatility, substantially less liquidity and much smaller market capitalization of securities markets;

               o  less developed corporate disclosure and governance standards;

               o  greater difficulty in enforcing judgments;

               o restrictions on foreign investment and repatriation of capital;

               o  exchange control regulations;

               o currency exchange rate fluctuations, which may increase the costs associated with conversion of investment principal and income from one currency to another;

               o  higher rates of inflation; and

               o  greater governmental involvement in the economy.

               See "Risk Factors--Risks Related to the Fund's Operations."

THE EXTENT TO WHICH THE FUND INVESTS IN HIGH YIELD/HIGH RISK AND UNRATED DEBT MAY ADVERSELY AFFECT THE FUND'S PERFORMANCE.

         The Fund has not established any rating criteria for the debt securities in which it may invest. Securities rated in medium to low rating categories of nationally recognized statistical rating organizations and unrated securities of comparable credit quality, or "high yield/high risk securities," are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher-rated categories. These securities are commonly referred to as "junk bonds." The value of Indian debt securities held by the Fund may be expected to vary inversely in relation to fluctuations in interest rates in India. See "Risk Factors--Risks Related to the Fund's Operations--The extent to which the Fund invests in high yield/high risk and unrated debt may adversely affect the Fund's performance."

THE FUND'S INVESTMENTS IN ILLIQUID SECURITIES MAY RESTRICT ITS ABILITY TO DISPOSE OF ITS INVESTMENTS IN A TIMELY FASHION AND AT A PRICE APPROXIMATING THE VALUE AT WHICH THE FUND CARRIES THE SECURITIES ON ITS BOOKS.

         The Fund may invest up to 20% of its total assets in illiquid securities, for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may encounter substantial delays and could incur losses in attempting to resell illiquid securities. See "Additional Investment Activities" and "Risk Factors--Risks Related to the Fund's Operations--The Fund's investments in illiquid securities may restrict its ability to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE CONCENTRATION OF THE FUND'S INVESTMENTS IN SPECIFIC ECONOMIC SECTORS AND RELATED INDUSTRIES MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

         From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Indian economy. For example, at March 31, 2004, the Fund maintained 20.3% of its total assets in the securities of Indian companies in the petroleum sector and related industries. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its concentration in such sectors and related industries. See "Risk Factors--Risks Related to the Fund's Operations--The concentration of the Fund's investments in specific economic sectors and related industries may expose it to greater risk of loss."

THE FUND'S ABILITY TO SUCCESSFULLY HEDGE AGAINST FINANCIAL RISKS MAY ADVERSELY AFFECT THE FUND'S NET ASSET VALUE.

         The Fund may purchase and sell options on securities, financial futures, fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, enter into currency transactions, enter into equity swaps and related transactions, enter into securities transactions on a when-issued or delayed delivery basis, enter into repurchase agreements, sell securities short and lend portfolio securities. Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risks that the use of hedging could result in losses greater than if they had not been used. The extent to which the Fund can engage in such investment practices in India may be limited. See "Additional Investment Activities," "Investment Objective and Policies--Other Investments" "Risk Factors--Risks Related to the Fund's Operations--The Fund's ability to successfully hedge against financial risks may adversely affect the Fund's net asset value" and "Appendix A: General Characteristics and Risks of Hedging."

THE EXTENT TO WHICH THE FUND UTILIZES LEVERAGE TO HEDGE AGAINST FINANCIAL RISKS MAY INCREASE ITS EXPENSES AND ADVERSELY AFFECT THE FUND'S PERFORMANCE.

         Although the Fund has no present intention to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the Fund's common stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can, during any period, exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's securities. The Fund may also borrow by entering into reverse repurchase agreements, which will subject the Fund to additional market risk, as well as credit risk with respect to the buyer of the securities under such an agreement. See "Risk Factors--Risks Related to the Fund's Operations--The extent to which the Fund utilizes leverage to hedge against financial risks may increase its expenses and adversely affect the Fund's performance."

A CHANGE IN THE FUND'S TAX STATUS COULD ADVERSELY AFFECT THE FUND'S RETURN ON ITS INVESTMENTS.

         The Fund currently operates through a branch in the Republic of Mauritius to take advantage of favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius. Recently, the Supreme Court of India upheld the validity of this tax treaty in response to a lower court challenge contesting the treaty's applicability to entities such as the Fund. Any change in the provision of this treaty or in its applicability to the Fund could result in the imposition of withholding and other taxes on the Fund by India, which would reduce the return to the Fund on its investments.

         The Fund has historically elected and intends to continue to elect to "pass-through" to the Fund's stockholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to stockholders are included in each stockholder's income. Certain stockholders, including some non-U.S. stockholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

eligible to be passed through to stockholders. See "Risk Factors--Risks Related to the Fund's Operations--A change in the Fund's tax status could adversely affect the Fund's return on its investments" and "Taxation."

THE FUND'S SHARES HAVE TRADED AND MAY IN THE FUTURE TRADE AT A DISCOUNT TO NET ASSET VALUE.

         Although the Fund's shares of common stock have recently traded on the NYSE at a premium to their net asset value, the Fund's shares have in the past traded at a discount to their net asset value. There can also be no assurance that the Fund's shares will trade at a premium in the future or that the present premium is sustainable. The Fund's shares have traded at discounts of as much as 40% in the past five years.

         In addition, you should note that shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease as a result of its investment activities. The Fund cannot predict whether its shares will trade at, above or below net asset value. The Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. See "Risk Factors--Risks Related to the Fund's Operations--The Fund's shares have traded and may trade in the future at a discount to net asset value."

THE FUND'S STATUS AS A "NON-DIVERSIFIED" INVESTMENT COMPANY MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

         The Fund is classified as a "non-diversified" investment company under the U.S. Investment Company Act of 1940, which means that the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund complies with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986 for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, is subject to greater risk of loss with respect to its portfolio securities. See "Risk Factors--Risks Related to the Fund's Operations--The Fund's status as a `non-diversified' investment company may expose it to greater risk of loss with respect to its portfolio securities."

THERE ARE NO FIXED LIMITATIONS REGARDING PORTFOLIO TURNOVER.

         Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will not exceed 150%. For the year ended December 31, 2003, the Fund's portfolio turnover rate was 33.89%. A high rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions than a lower rate, which expenses must be borne by the Fund and its stockholders, while a lower rate of portfolio turnover involves correspondingly lower aggregate payments and stockholder expenses. See "Risk Factors--Risks Related to the Fund's Operations--There are no fixed limitations regarding portfolio turnover."

THE ANTI-TAKEOVER PROVISIONS IN THE FUND'S ARTICLES OF AMENDMENT AND RESTATEMENT AND AMENDED AND RESTATED BY-LAWS MAY LIMIT YOUR ABILITY TO SELL YOUR SHARES AT A PREMIUM.

         The Fund's articles of amendment and restatement and amended and restated by-laws contain certain anti-takeover provisions that, among other things, may have the effect of inhibiting the Fund's possible conversion to open-end status and delaying or limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions may also inhibit the ability of holders of common stock to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Fund's board of directors has determined that these provisions are in the best interests of stockholders generally. See "Risk Factors--Risks Related to the Fund's Operations--The anti-takeover provisions in the Fund's articles of amendment and restatement and amended and restated by-laws may limit your ability to sell your shares at a premium."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE OPERATING EXPENSES OF THE FUND ARE HIGHER THAN INVESTMENT COMPANIES THAT INVEST PRIMARILY IN THE SECURITIES OF U.S. COMPANIES.

         The Fund's estimated annual operating expenses are higher than those of most other investment companies that invest predominately in the securities of U.S. companies, primarily because of the additional time and expense required of the Investment Manager and the Country Adviser in pursuing the Fund's objective of long-term capital appreciation through investing in equity securities of Indian Companies. Investments in Indian equity securities require additional time and expense because the available public information regarding such securities is more limited in comparison to, and not as comprehensive as, the information available for U.S. equity securities. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return. See "Risk Factors--Risks Related to the Fund's Operations--The operating expenses of the Fund are higher than investment companies that invest primarily in the securities of U.S. companies."

FUTURE MARKET DISRUPTIONS RESULTING FROM TERRORIST ATTACKS IN THE UNITED STATES AND ELSEWHERE OR U.S. MILITARY ACTION ABROAD COULD NEGATIVELY AND ADVERSELY AFFECT THE MARKET FOR THE FUND'S COMMON STOCK.

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. Moreover, the ongoing U.S. military and related action in Iraq and other events in the Middle East could have significant adverse effects on U.S. and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these and other geopolitical events and cannot predict the effects of military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could affect interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's common stock. See "Risk Factors--Risks Related to the Fund's Operations--Future market disruptions resulting from terrorist attacks in the United States and elsewhere or U.S. military action abroad could negatively and adversely affect the market for the Fund's common stock."

--------------------------------------------------------------------------------


                               SUMMARY OF EXPENSES

Stockholder transaction expenses
  Sales load...........................................................................               None
  Distribution reinvestment and cash purchase plan fees................................                 *
  Repurchase offer fees................................................................                  %

Annual expenses (as a percentage of average net assets attributable to common stock)
  Management fees (1)..................................................................                  %
  Interest payments in borrowed funds..................................................               None
  Other expenses (2)...................................................................                  %
Total annual expenses (2)..............................................................                  %

----------
* Participants in the Fund's dividend reinvestment and cash purchase plan pay only transaction-based charges. Actual costs will vary for each participant depending on the nature and number of transactions made. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

(1) The amount shown is based upon the net assets of the Fund after giving effect to this offer and reflects the reduction in the management fee for assets in excess of $600 million. See "The Offer--Purposes of the Offer."

(2) Based upon estimated expenses for the current fiscal year and upon the net assets of the Fund after giving effect to the anticipated net proceeds of this offer, including proceeds from the issuance of up to 25% of the shares under the over-subscription privilege. This figure does not include expenses of the Fund incurred in connection with this offer, which are estimated at $ . Total expenses for the fiscal year ended December 31, 2003 were 1.76% of average net assets.

EXAMPLE

         The following example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of investment management and advisory fees and other expenses at the levels set forth in the above table.


                                                             1 YEAR         3 YEARS         5 YEARS       10 YEARS
                                                             ------         -------         -------       --------
You will pay the following expenses on
a $1,000 investment, assuming a 5% annual return:               $              $               $              $

         This example further assumes that the percentage amounts listed under Annual Expenses in the table above remain the same in the years shown, the reinvestment of all dividends and distributions at net asset value and the full exercise of all the rights. The above tables and the assumption in the example of a 5% annual return and reinvestment at net asset value are required by regulation of the U.S. Securities and Exchange Commission, which we refer to as the "SEC," and are applicable to all investment companies, and the assumed 5% annual return is not a prediction of, and does not represent, the projected performance of the Fund's common stock. In addition, although the example assumes reinvestment of all distributions at net asset value, this may not be the case for participants in the dividend reinvestment and cash purchase plan. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."


         WE HAVE PREPARED THE FOREGOING TABLE AND EXAMPLE TO ASSIST YOU IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT YOU WILL BEAR, DIRECTLY OR INDIRECTLY. YOU SHOULD NOT CONSIDER THIS EXAMPLE OR THE FOREGOING TABLE AS A REPRESENTATION OF FUTURE EXPENSES OR RATE OF RETURN. THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the periods presented and reflects financial results for a single Fund share. The information for each of the years presented, except for "Total Investment Return Based on Net Asset Value," has been derived from financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, whose report is included in the Fund's financial statements which are incorporated by reference in this prospectus. The following information should be read in conjunction with the financial statements and notes, which legally form a part of this prospectus and are available upon request.


                                                            YEARS ENDED DECEMBER 31,
                                          ------------------------------------------------------------
                                            2003         2002         2001         2000         1999
                                          --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year..      $  12.72     $  11.93     $  16.18     $  23.21     $   8.85
                                          --------     --------     --------     --------     --------
Net investment income (loss)........          0.11(1)      0.09         0.07        (0.16)       (0.10)
Net realized and unrealized gain
  (loss) on investments, foreign currency
  holdings, and translation of other
  assets and liabilities denominated in
  foreign currency..................         11.00(1)      0.76        (4.29)       (7.27)       14.36
                                          --------     --------     --------     --------     --------
Net increase (decrease) from
  investment operations.............         11.11         0.85        (4.22)       (7.43)       14.26
                                          --------     --------     --------     --------     --------
Less:  Dividends and Distributions
  Dividends from net investment
    income..........................         (0.13)       (0.09)       (0.07)          --           --
  Distributions from net realized
    gains...........................            --           --           --           --           --
                                          --------     --------     --------     --------     --------
Total dividends and distributions...         (0.13)       (0.09)       (0.07)          --           --
                                          --------     --------     --------     --------     --------
CAPITAL SHARE TRANSACTIONS
Anti-dilutive effect of Share
  Repurchase Program................          0.06         0.01         0.04         0.40         0.10
Anti-dilutive effect of Tender Offer            --         0.02           --           --           --
                                          --------     --------     --------     --------     --------
Total capital share transactions....          0.06         0.03         0.04         0.40         0.10
                                          --------     --------     --------     --------     --------
Net asset value, end of year........      $  23.76     $  12.72     $  11.93     $  16.18     $  23.21
                                          ========     ========     ========     ========     ========
Per share market value, end of year.      $  25.20     $  10.59     $   9.50     $  12.06     $  16.75
TOTAL INVESTMENT RETURN BASED
  ON MARKET VALUE(2)................        139.04%       12.36%      (20.69)%     (27.99)%     165.35%
TOTAL INVESTMENT RETURN BASED ON
  NET ASSET VALUE(2)................         87.64%        7.47%      (25.75)%     (30.29)%     162.26%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s).      $556,811     $350,838     $366,491     $504,769     $768,948
Ratios of expenses to average net
  assets............................          1.76%        1.73%        1.70%        1.59%        1.84%
Ratios of net investment income
  (loss) to average net assets......          0.72%        0.65%        0.57%       (0.75)%      (0.68)%
Portfolio turnover..................         33.89%       39.36%       16.06%       19.24%       18.65%



                                                                                                FOR THE
                                                                                                 PERIOD
                                                                                              FEBRUARY 23,
                                                                                                  1994
                                                                                             (COMMENCEMENT
                                                                                                   OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                      YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                          -----------------------------------------------     ------------
                                            1998         1997*        1996         1995           1994
                                          --------     --------     --------     --------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $   8.11     $   7.56     $   8.94     $  13.92     $  13.98(4)
                                          --------     --------     --------     --------     --------
Net investment income (loss)........         (0.03)       (0.03)        0.02        (0.05)       (0.01)
Net realized and unrealized gain
  (loss) on investments, foreign currency
  holdings, and translation of other
  assets and liabilities denominated in
  foreign currency..................          0.77         0.58        (1.39)       (4.93)        0.08
                                          --------     --------     --------     --------     --------
Net increase (decrease) from
  investment operations.............          0.74         0.55        (1.37)       (4.98)        0.07
                                          --------     --------     --------     --------     --------
Less: Dividends and Distributions
  Dividends from net investment
    income..........................            --           --        (0.01)          --           --
                                          --------     --------     --------     --------     --------
  Distributions from net realized
    gains...........................            --           --           --           --        (0.13)
                                          --------     --------     --------     --------     --------
Total dividends and distributions...            --           --          (0.01)        --        (0.13)
                                          --------     --------     --------     --------     --------
CAPITAL SHARE TRANSACTIONS
Anti-dilutive effect of Share
  Repurchase Program................            --           --           --           --           --
                                          --------     --------     --------     --------     --------
Total capital share transactions....            --           --           --           --           --
                                          --------     --------     --------     --------     --------
Net asset value, end of year........      $   8.85     $   8.11     $   7.56     $   8.94     $  13.92
                                          ========     ========     ========     ========     ========
Per share market value, end of year.      $   6.31     $   7.37     $   7.62     $   8.87     $  10.75
TOTAL INVESTMENT RETURN BASED ON
  MARKET VALUE(2)...................        (14.41)%      (3.28)%     (14.08)%     (17.44)%     (23.32)%
TOTAL INVESTMENT RETURN BASED ON
  NET ASSET VALUE(2)................          9.12%        7.28%      (15.34)%     (35.78)%       0.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s).      $300,523     $275,814     $257,156     $303,940     $473,241
Ratios of expenses to average net
  assets............................          2.03%        1.98%        2.03%(3)     2.03%        1.98(5)
Ratios of net investment income
  (loss) to average net assets......         (0.34)%      (0.37)%       0.22%(3)    (0.38)%      (0.06)%(5)
Portfolio turnover..................         28.85%       42.61%       33.57%       25.28%       20.93%

----------
*    Barclays Global Investors International Inc., formerly known as Barclays de Zoete Wedd Investment
     Management Inc., served as the Fund's investment adviser until August 1, 1997.

(1)  Based on average shares outstanding.

(2)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported, except that for the period ended
     December 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

(3)  Includes expense waivers by The Bank of New York, as custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.

(4)  Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.04 per share.

(5)  Annualized.

                                    THE FUND

         The Fund, which was incorporated in Maryland on December 27, 1993, is a non-diversified, closed-end management investment company registered under the U.S. Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies. The Fund cannot assure that its investment objective will be realized. Due to the risks inherent in international investments generally, you should consider the Fund as a vehicle for investing a portion of your assets in foreign securities markets and not as a complete investment program.

                               INVESTMENT IN INDIA

         The Fund's investment objective and policies reflect the Investment Manager's opinions that economic and political developments and changes in the last several years have well positioned India to experience a period of significant economic growth. The Investment Manager believes that India should grow as an economic force over the next ten years and that investment in its securities markets offers significant potential returns. For a detailed description of India and its securities market see "Appendix B: The Republic of India" and "Appendix C: The Indian Securities Market."

BACKGROUND

         Since 2000, foreign investment in Indian securities has been regulated by the Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder. This Act is the principal legislation that governs foreign investment and foreign exchange in India. Its objective is to facilitate foreign trade and payments and to promote the development and maintenance of foreign exchange markets in India.

         In 2000, the Reserve Bank of India issued the Indian Foreign Exchange Management (Transfer or Issue of Security by a Person Resident Outside India) Regulations, 2000, which we refer to as the "FEMA Regulations," to regulate the issue of Indian securities to persons who reside outside India and the transfer of Indian securities by or to such persons. Under the FEMA regulations, a foreign investor may invest in Indian securities through either an "automatic" route, which does not require the prior approval of the Indian government or the Reserve Bank of India but which is nonetheless subject to government-imposed foreign investment restrictions in certain economic sectors, or an "approval" route. The FEMA regulations also prescribe rules for the transfer of Indian securities between foreign, domestic, Indian and non-Indian security holders. Such transfers often require the approval of either the Indian government or the Reserve Bank of India.

INVESTMENTS BY FOREIGN INSTITUTIONAL INVESTORS

         In 1992, the Indian government issued guidelines that enable foreign institutional investors and their sub-accounts to make portfolio investments in securities of listed and unlisted Indian companies. In 1995, the Securities and Exchange Board of India ("SEBI") issued regulations applicable to foreign institutional investors and sub-accounts investing in Indian securities, which we refer to as the "FII Regulations."

         Foreign institutional investors and sub-accounts wishing to invest and trade in Indian securities in India are required to register with SEBI. Once qualified under applicable Indian law, a foreign institutional investor or its sub-account, subject to the restrictions noted below, may:

     o   buy and sell securities of Indian companies;

     o   realize capital gains on investments;

     o   participate in rights offerings for shares;

     o   appoint a domestic custodian for custody of investments made; and

     o repatriate capital, capital gains, dividends, interest income and any proceeds received in connection with the sale of Indian securities.

         Under applicable Indian law, a foreign institutional investor or a sub-account may only invest in the following Indian securities:

     o securities in the primary and secondary Indian markets including shares, debentures and warrants of Indian companies;

     o   securities of Indian mutual funds;

     o   Government securities;

     o   derivatives traded on a recognized Indian stock exchange; and

     o   commercial paper.

         Investments by all foreign institutional investors and sub-accounts under the FEMA Regulations in the primary and secondary markets are subject to an aggregate ceiling of 24% of the equity capital or the value of each series of convertible debentures of any Indian company, with certain exceptions. The ceiling would apply to the total holdings of foreign institutional investors collectively in an Indian company. The FII Regulations prescribe that each foreign institutional investor investing through its sub-account or each sub-account can invest up to 10% of the equity capital of an Indian company. Investments by the foreign institutional investor made in its own behalf would be registered in the name of the foreign institutional investor while investments by the sub-accounts in Indian securities may be registered in the name of either the foreign institutional investor or the sub-account. A foreign institutional investor cannot purchase shares or convertible debentures of an Indian company which is engaged in the print media sector.

         If a foreign institutional investor or a sub-account wishes to invest in securities through the Indian secondary market, it must, with certain exceptions, conduct its securities transactions through brokers certified by SEBI.

         With some exceptions, the total investments in equity and equity-related instruments, such as convertible debentures and tradeable warrants, made by a foreign institutional investor, whether on account of itself or its sub-accounts, cannot generally be less than 70% of the aggregate of all the investments of the foreign institutional investor in India, made on its own or through its various sub-accounts. Additionally, applicable Indian law imposes aggregate investment limitations on the dollar amount of certain Indian securities held by a foreign institutional investor.

         A foreign institutional investor or a sub-account may generally issue, deal in or hold any off-shore derivative instruments such as participatory notes, equity-linked notes or other similar instruments against underlying securities listed or proposed to be listed on an Indian stock exchange. Moreover, a foreign institutional investor is required to disclose periodically certain information relating to off-shore derivative instruments entered into by such foreign institutional investor or its sub-accounts with respect to Indian securities such as the name of the parties involved, and the principal terms of, such off-shore derivative transactions.

         At present, foreign institutional investor registrations are granted for five-year periods and may be renewed for further five-year periods by SEBI. The registration for each sub-account must be renewed upon renewal of the relevant registration if the sub-account intends to continue investing in India. The Investment Manager is registered with SEBI as a foreign institutional investor to invest in India on behalf of the Fund, its sub-account, and its other approved clients.

         Registered foreign institutional investors and sub-accounts are generally subject to tax under Section 115AD of the Indian Income Tax Act of 1961. There is uncertainty under Indian law as to the tax regime applicable to foreign institutional investors or sub-accounts that hold and trade in American depositary shares. See "Taxation--Indian Taxes."

EXCHANGE CONTROLS

         A foreign institutional investor or its sub-account may open both foreign currency denominated accounts and "special non-resident rupee" accounts with Indian banks, and any amount that the investor or its sub-account transfers between these accounts may occur at the prevailing rate of exchange. However, under rules and policies promulgated by the Reserve Bank of India, a foreign institutional investor or its sub-account may only invest in Indian securities out of its special non-resident rupee account. In addition, it may only repatriate amounts from its foreign currency account after its designated bank or custodian has deducted and paid all withholding taxes relating to any capital gains.

                                    THE OFFER

TERMS OF THE OFFER

         The Fund is offering to stockholders of record as of the close of business on , 2004 non-transferable rights to subscribe for 7,767,610 shares of common stock of the Fund. The Fund may increase the number of shares of common stock subject to subscription by up to 25% of the shares, or up to 1,941,903 additional shares, for an aggregate total of 9,709,513 shares.

         Each stockholder is being issued one right for each whole share of common stock owned on the record date. The rights entitle you to acquire at the subscription price one share for each three rights held, rounded to the nearest number of rights evenly divisible by three. Fractional shares will not be issued upon the exercise of rights. In the case of shares held of record by a broker-dealer, bank or other financial intermediary, which we collectively refer to as a nominee, the number of rights issued to such nominee will be adjusted to permit rounding up (to the nearest number of rights evenly divisible by three) of the rights to be received by each of the beneficial owners for which it is the holder of record only if the nominee provides to the Fund, on or before the close of business on , 2004 a written representation of the number of rights required for such rounding.

         Rights may be exercised at any time during the subscription period, which commences on , 2004 and ends at 5:00 p.m., Eastern Standard Time, on , 2004, unless extended by the Fund (such date, as it may be extended, is referred to in this prospectus as the "expiration date," and such period, as it may be extended, is referred to in this prospectus as the "subscription period"). A stockholder's right to acquire one additional share for each three rights held during the subscription period at the subscription price is referred to as the "primary subscription." The rights are evidenced by subscription certificates, which will be mailed to subscribing stockholders.

         In addition, any stockholder who fully exercises all rights issued to him or her is entitled to subscribe for additional shares, which were not otherwise subscribed for in the primary subscription, at the subscription price, which we refer to as the "over-subscription privilege." Shares acquired pursuant to the over-subscription privilege are subject to allotment and may be subject to increase, which is more fully discussed below under "--Over-Subscription Privilege."

         The subscription price will be 95% of the net asset value per share as of the close of business on the expiration date of the offer.

         Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders who exercise their rights will not know the purchase price of the shares when they make their investment decision. If the market price of the Fund's common stock is below 95% of the net asset value per share, it may not be in your interest to participate in this offering. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

         The rights are non-transferable. Therefore, only the underlying shares, and not the rights, will be listed for trading on the NYSE.

PURPOSES OF THE OFFER

         The board of directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund through this offer.

         In consultation with the Investment Manager, the board determined that this offer may provide the following benefits:

               O A greater ability to take advantage of investment opportunities without being required to sell current portfolio positions that the Investment Manager believes should be retained.

               o Additional investment flexibility, including the ability to diversify the Fund by investing in a greater number of small- and mid-capitalization companies.

               o Lower the Fund's expense ratios by spreading the Fund's fixed costs over a larger asset base. Moreover, the Investment Manager has agreed to reduce its fees to 0.95% of the average weekly net assets on such net assets of the Fund in excess of $600 million.

               o  Improved market visibility for the Fund.

               o Improved liquidity of the trading market for shares on the NYSE.

               o An opportunity for existing stockholders by providing them with an opportunity to purchase additional shares potentially at a price below the current market price.

         Prior to reaching this conclusion, the Fund's board of directors, in consultation with the Investment Manager and others, reviewed the structure, timing and terms of this offer, as well as its dilutive effect on both shareholders who exercise their rights and those who do not and other potentially adverse consequences resulting from this offer. The board of directors also considered the fact that the Fund's semi-annual repurchase offers will tend to diminish assets over time and that that diminution in assets will offset in whole or in part the potential benefits discussed above. After careful consideration, the board of directors voted unanimously to approve the terms of this offer. However, there can be no assurance that the offer will provide any of the benefits listed above.

         One of the Fund's directors who voted to authorize this offer is affiliated with the Investment Manager, the Country Adviser and Oppenheimer & Co. Inc., the Fund's administrator, and therefore could benefit indirectly from this offer. The other six directors are not "interested persons" of the Fund within the meaning of the U.S. Investment Company Act of 1940, as amended. Although the Investment Manager has agreed to lower its monthly fee by adding a breakpoint to its management fee, subject to certain conditions as noted above, the Investment Manager, as well as the Fund's administrator, may also benefit from this offer because their fees are based on the net assets of the Fund. See "Investment Management and Other Services--Investment Manager" and "--Administrator." It is not possible to state precisely the amount of additional compensation the Investment Manager and the Fund's administrator might receive as a result of this offer because it is not known how many shares will be subscribed for and because the proceeds of this offer will be invested in additional portfolio securities, which will fluctuate in value.

         The Fund may, in the future, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to this offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the U.S. Investment Company Act of 1940, as amended, and the U.S. Securities Act of 1933, as amended.

         There can be no assurance that the Fund or its stockholders will achieve any of the foregoing objectives or benefits through this offer.

OVER-SUBSCRIPTION PRIVILEGE

         If some stockholders do not exercise all of the rights initially issued to them, any shares for which subscriptions have not been received from stockholders will be offered by means of the over-subscription privilege to those stockholders who have exercised all of the rights initially issued to them and who wish to acquire additional shares. Stockholders who exercise all of the rights initially issued to them should indicate on the subscription certificate how many shares they are willing to acquire through this over-subscription privilege. If sufficient shares are available, all over-subscription requests will be honored in full. If sufficient shares are not available to honor all requests for over-subscription, the Fund may increase the number of shares available by up to 25%, or 1,941,903 shares in order to satisfy over-subscription requests.

         To the extent that there are not sufficient shares to honor all over-subscription requests, the available shares will be allocated among those who over-subscribe based on the number of rights originally issued to them by the Fund, so that the number of shares issued to stockholders who subscribe through the over-subscription privilege will generally be in proportion to the number of shares of the Fund owned by them on the record date. The percentage of remaining shares each over-subscribing stockholder may acquire may be rounded up or down to result in delivery of whole shares. The allocation process may involve a series of allocations in order to ensure that the total number of shares available for over-subscriptions is distributed, as nearly as may be practicable, on a pro rata basis. The Fund will not offer or sell any shares that are not subscribed for through the primary subscription or the over-subscription privilege.

SUBSCRIPTION PRICE

         The subscription price will be 95% of the net asset value per share as of the close of business on the expiration date of the offer.

         The Fund announced the offer after the close of business on the NYSE on May 24, 2004. The net asset value per share at the close of business on May 21, 2004 and , 2004 was $20.82 and $ , respectively. The last reported sale price of a share of common stock on the NYSE on May 24, 2004 and , 2004 was $22.05 and $ , respectively.

RIGHTS MAY NOT BE PURCHASED OR SOLD

         The rights are non-transferable. You may not purchase or sell them. The rights will not trade on the NYSE or any other exchange. The shares to be issued upon the exercise of the rights, however, will trade on the NYSE under the symbol "IFN." If you do not exercise your rights before the conclusion of this offer, your rights will expire without value.

EXPIRATION OF THE OFFER

         The expiration date is 5:00 p.m., Eastern Standard Time, on , 2004, unless extended by the Fund. The rights will expire on the expiration date and may not be exercised after that date. Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders who exercise their rights will not know the purchase price of the shares when they make their investment decision. If the market price of the Fund's common stock is below 95% of the net asset value per share, it may not be in your interest to participate in this offering. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

SUBSCRIPTION AGENT

         The subscription agent for this offer is The Colbent Corporation, which will receive, for its administrative, processing, invoicing and other services as subscription agent, an estimated fee of $53,000 and reimbursement for all out-of-pocket expenses related to this offer. Stockholder inquiries may be directed to Georgeson Shareholder Communications, Inc., the information agent, toll-free at (866) 297-1264.

         THE SIGNED SUBSCRIPTION CERTIFICATES SHOULD BE SENT TO THE COLBENT CORPORATION, by one of the following methods:


BY FIRST CLASS MAIL:                      BY EXPRESS MAIL OR OVERNIGHT COURIER:  BY HAND:
The Colbent Corporation                   The Colbent Corporation                Securities Transfer & Reporting
Attn: Corporate Actions                   Attn: Corporate Actions                Services, Inc.
P.O. Box 859208                           161 Bay State Road                     c/o The Colbent Corporation
Braintree, MA 02185-9208                  Braintree, MA 02184-5203               Attn: Corporate Actions
                                                                                 100 Williams Street, Galleria
                                                                                 New York, NY 10038

                           BY FACSIMILE TRANSMISSION:


                              CONFIRM BY TELEPHONE:


THE FUND WILL ONLY ACCEPT SUBSCRIPTION CERTIFICATES ACTUALLY RECEIVED ON A TIMELY BASIS. IF YOU DELIVER THE CERTIFICATES TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, THAT DELIVERY WILL NOT BE EFFECTIVE.

INFORMATION AGENT

         Any questions or requests for assistance may be directed to the information agent at its telephone number listed below:

                   Georgeson Shareholder Communications, Inc.
                            Toll Free: (866) 297-1264

         Stockholders may also call their nominees, who hold shares for the account of others, for information with respect to this offer.

         The Fund will pay an estimated fee of $15,000 to Georgeson Shareholder Communications, Inc. and reimburse it for all out-of-pocket expenses related to its services as information agent.

METHOD FOR EXERCISING RIGHTS

         Rights may be exercised by stockholders who fill in and sign the accompanying subscription certificate and mail it in the envelope provided or deliver the completed and signed subscription certificate to the subscription agent, together with any required payment for the shares as described below under "--Payment for Shares." Rights may also be exercised by a stockholder contacting his or her broker, bank or trust company, which can arrange, on the stockholder's behalf, to guarantee delivery, using a "notice of guaranteed delivery," of a properly completed and executed subscription certificate and payment for the shares. The broker, bank or trust company may charge a fee for this service. Fractional shares will not be issued. Completed subscription certificates must be received by the subscription agent prior to 5:00 p.m., Eastern Standard Time, on the expiration date (unless payment is to be effected by means of a notice of guaranteed delivery at the offices of the subscription agent. See "--Payment for Shares."

         Depending on your status, the following methods of delivery should be used:

         o FOR STOCKHOLDERS WHO ARE RECORD OWNERS. Stockholders who are record owners can choose between either option set forth below under "--Payment for Shares." If time is of the essence, option (1) set forth below under "--Payment for Shares" will permit delivery of the subscription certificate and payment after the expiration date.

         o FOR INVESTORS WHOSE SHARES ARE HELD THROUGH A NOMINEE. Stockholders whose shares are held by a nominee such as a broker, bank or trust company must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the stockholder and arrange for proper payment by one of the methods set forth below under "--Payment for Shares."

         o FOR NOMINEES. Nominees, who hold shares for the account of others, should notify the respective beneficial owners of such shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent, together with the proper payment described below under "--Payment for Shares."

PAYMENT FOR SHARES

         Stockholders who acquire shares in the primary subscription or pursuant to the over-subscription privilege may choose between the following methods of payment:

         (1) If, prior to 5:00 p.m., Eastern Standard Time, on the expiration date, the subscription agent has received a notice of guaranteed delivery by facsimile or otherwise from a bank, trust company or a NYSE member firm guaranteeing delivery of (a) payment of the full subscription price for the shares subscribed for in the primary subscription and any additional shares subscribed for through the over-subscription privilege and (b) a properly completed and executed subscription certificate, the subscription will be accepted by the subscription agent. The bank, trust company or NYSE member firm may charge you a fee for this service. The subscription agent will not honor a notice of guaranteed delivery if a properly completed and executed subscription certificate is not received by the subscription agent by the close of business on the third business day after the expiration date and full payment for the shares is not received by it by the close of business on the tenth day after the confirmation date.

         (2) Alternatively, a record owner can send payment for the shares acquired in the primary subscription, together with the subscription certificate, to the subscription agent based on an assumed purchase price of $ per share. To be accepted, such payment, together with the subscription certificate, must be received by the subscription agent prior to 5:00 p.m., Eastern Standard Time, on the expiration date.

         IF THE SECOND METHOD DESCRIBED ABOVE IS USED, PAYMENT BY CHECK MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR THE SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

         If the market price of the Fund's common stock is below 95% of the net asset value per share, it may not be in your interest to participate in this offering. You will have no right to rescind your subscription after receipt of your payment for shares by the subscription agent, except as provided below under "--Notice of Net Asset Value Decline/Possible Suspension or Withdrawal of the Offer."

         The subscription agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account pending distribution of the shares. Interest will accrue to the benefit of the Fund regardless of whether shares are issued by the Fund.

         THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT YOUR ELECTION AND RISK, BUT, IF SENT BY MAIL, WE RECOMMEND THAT YOU SEND THE SUBSCRIPTION CERTIFICATES AND PAYMENT BY REGISTERED MAIL, PROPERLY INSURED WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE. THE FUND RESERVES THE RIGHT NOT TO ACCEPT YOUR PAYMENT IF PAYMENT IS NOT RECEIVED IN A TIMELY FASHION. YOU ARE THEREFORE STRONGLY ENCOURAGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR BANK CASHIER'S CHECK.

         A confirmation will be sent by the subscription agent to each stockholder (or, if the Fund's shares on the record date are held by a nominee,
to such nominee) by    , 2004, showing:

         o   the number of shares acquired pursuant to the primary subscription;

         o the number of shares, if any, acquired through the over-subscription privilege;

         o   the per share and total purchase price for the shares; and

         o any additional amount payable by the stockholder to the Fund or any excess to be refunded by the Fund to the stockholder, in each case based on the subscription price as determined on the Pricing Date.

In the case of any stockholder who exercises his or her right to acquire shares pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to the stockholder will be applied by the Fund toward payment for additional shares acquired pursuant to exercise of the over-subscription privilege. Any additional payment required from a stockholder must be received by the subscription agent within 10 days after the confirmation date. Any excess payment to be refunded by the Fund to a stockholder will be mailed by the subscription agent to such stockholder as promptly as possible within 10 days after the confirmation date. All payments by a stockholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to The India Fund, Inc.

         Issuance and delivery of certificates for the shares purchased are subject to collection of checks and actual payment through any notice of guaranteed delivery.

         If a stockholder who acquires shares pursuant to the primary subscription or over-subscription privilege does not make payment of all amounts due by the tenth business day after the confirmation date, the Fund reserves the right to:

         o   find other purchasers for such subscribed and unpaid shares;

         o apply any payment actually received by it toward the purchase of the greatest number of whole shares which could be acquired by such stockholder upon exercise of the primary subscription and/or over-subscription privilege; and/or

         o exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed shares.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by the Fund, whose determinations will be final and binding. The Fund may, in its sole discretion, waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE/POSSIBLE SUSPENSION OR WITHDRAWAL OF THE OFFER

         The Fund has, as required by the SEC, undertaken to suspend this offer until it amends this prospectus if, subsequent to , 2004, the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of the effective date. Accordingly, the Fund will notify stockholders of any such decline and thereby permit them to cancel their exercise of rights.

DELIVERY OF SHARE CERTIFICATES

         Participants in the Fund's dividend reinvestment and cash purchase plan will have any shares acquired in the primary subscription and pursuant to the over-subscription privilege credited to their accounts in the plan. Stock certificates will not be issued for shares credited to plan accounts. Stockholders whose shares are held of record by a nominee on their behalf will have any shares acquired in the primary subscription and pursuant to the over-subscription privilege credited to the account of such nominee. For all other stockholders, stock certificates for all shares acquired will be mailed promptly after full payment for the subscribed shares has been received and cleared.

RESTRICTIONS ON FOREIGN SHAREHOLDERS

         The Fund will not mail subscription certificates to stockholders whose record addresses are outside the United States. PFPC Inc. will hold the rights to which subscription certificates relate for foreign stockholders accounts until instructions are received to exercise the rights. If no instructions are received prior to the expiration date, which is , 2004, the rights will expire.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

         Stockholders who receive rights pursuant to this offer will not recognize taxable income for United States federal income tax purposes upon their receipt of the rights. If rights issued to a stockholder expire without being exercised, no basis will be allocated to such rights, and the stockholder will not recognize any gain or loss for U.S. federal income tax purposes upon such expiration.

         Provided that the fair market value of the rights distributed pursuant to this offer is less than 15% of the fair market value of the Fund's common stock at the time of distribution (which the Fund expects will be the case), the tax basis of a stockholder's common stock will remain unchanged, and the stockholder's basis in the rights will be zero. A stockholder may, however, elect to allocate his basis in his common stock between his rights and common stock based on their relative fair market values on the date of distribution of the rights; this allocation is mandatory if the fair market value of the rights distributed pursuant to this offer is at least equal to 15% of the fair market value of the Fund's common stock at the time of distribution. A stockholder who exercises rights will not recognize any gain or loss for United States federal income tax purposes upon the exercise. The basis of the newly acquired common stock will equal the subscription price paid for the common stock. Upon a sale or exchange of the common stock so acquired, the stockholder will recognize gain or loss measured by the difference between the proceeds of the sale or exchange and the cost basis of such common stock. Assuming the stockholder holds the common stock as a capital asset, any gain or loss realized upon its sale will generally be treated as a capital gain or loss, and the gain or loss will be long-term capital gain or loss if the common stock has a holding period of more than one year at the time of the sale. However, any loss recognized upon the sale of shares of common stock with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distribution previously received by the stockholder with respect to such shares, and a loss may be disallowed under wash sale rules to the extent that the stockholder purchases additional common stock (including by reinvestment of distributions) within 30 days before or after the sale date. The holding period for common stock acquired upon the exercise of rights will begin on the date of exercise of the rights.

         The foregoing is a summary of certain U.S. federal income tax consequences of this offer under the provisions of U.S. Internal Revenue Code of 1986 and applicable existing and proposed regulations thereunder, all as currently in effect and all subject to change at any time, perhaps with retroactive effect. It does not include any state, local or foreign tax consequences of this offer. This summary is generally applicable to stockholders that are United States persons as defined in the U.S. Internal Revenue Code. Further, this summary is not intended to be, nor should it be, construed as legal or tax advice, and stockholders are urged to consult their own tax advisors to determine the tax consequences to them of this offer and their ownership of rights and common stock.

DILUTION

         If you do not fully exercise your rights, you should expect that you will, at the completion of this offer, own a smaller proportional interest in the Fund than you owned prior to the offer. In addition, an immediate dilution of net asset value per share will be experienced by all stockholders as a result of the offer because he subscription price will be less than the net asset value per share, and the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the Fund's net assets. This dilution of net asset value will disproportionately affect stockholders who do not exercise their rights. Further, if you do not submit a subscription request pursuant to the over-subscription privilege, you may also experience dilution in your Fund ownership if the Fund offers additional shares for subscription. We cannot determine the extent of this dilution at this time because we do not know what proportion of the Fund's shares will be purchased as a result of this offer.

         You will experience dilution in your holdings because you will indirectly bear the expenses of this offer and because the subscription price is a price lower than the net asset value per share of the Fund. We cannot state precisely the amount of any such decrease in net asset value because we do not know at this time how many shares will be subscribed for or what the net asset value per share will be at the Pricing Date.

         For example, assuming all of the shares are sold at the estimated subscription price and after deducting all expenses relating to the issuance of
the shares, the Fund's current net asset value would be reduced by $      and
$      , respectively.

         As of    , the Fund's net asset value per share was $     , and the
Fund's market price per share was . Except as described in this prospectus, you will have no right to rescind your subscription requests after receipt of your payment for shares by the subscription agent.

                                 USE OF PROCEEDS

         We estimate the net proceeds of this offer to be approximately $ . If the Fund increases the number of shares subject to subscription by 25%, then the additional net proceeds of the offer will be approximately $ . These figures assume:

               o  all rights are exercised in full;

               o  a subscription price of $ ; and

               o  payment of offering expenses of approximately $ .

         The Investment Manager anticipates that investment of the net proceeds of this offer in accordance with the Fund's investment goal and policies may take up to six months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. The Fund may require up to six months due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction. See "Risk Factors--Risks Related to the Fund's Operations." Pending investment, the net proceeds of this offer will be held in the types of short-term debt securities and instruments in which the Fund may invest. See "Investment Objective and Policies." As a result of this short-term investment of the proceeds, a lower yield may be realized.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies. Equity securities include common and preferred stock (including convertible preferred stock), American, global or other types of depositary receipts, or ADRs, convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are expected to be traded on an Indian stock exchange or in an Indian over-the-counter market.

         The Fund's investment objective and its policy to invest, under normal market conditions, at least 80% of its assets in equity securities of Indian companies are fundamental policies of the Fund that may not be changed without the approval of a majority of the Fund's outstanding voting securities. See "Investment Restrictions."

PORTFOLIO STRUCTURE

         Under normal market conditions, at least 80% of the Fund's total assets are invested in equity securities of Indian companies. "Indian companies" include companies that:

               o  are organized under the laws of India,

               o regardless of where organized, derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in India, or have at least 50% of their assets in India, or

               o have securities which are traded principally on any Indian stock exchange or in the Indian over-the-counter market.

         Up to 20% of the Fund's total assets may be invested, subject to certain restrictions, in:

               o equity securities of companies (other than companies considered "Indian companies" under the above criteria), regardless of where organized, which the Investment Manager believes derive, or will derive, at least 25% of their revenues from business in or with India, or have at least 25% of their assets in India,

               o debt securities denominated in Indian rupees or issued or guaranteed by an Indian company, the Government of India or an Indian governmental entity, and

               o debt securities of the type described under "--Temporary Investments." We refer to these securities as "temporary investments."

         The Fund's assets may be invested in debt securities, other than temporary investments, when the Investment Manager believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation. The Fund may invest up to 100% of its assets in temporary investments for temporary defensive purposes due to political, market or other factors affecting markets in India.

         The Fund may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. The Fund may invest in investment funds as a means of investing in other equity securities in which the Fund is authorized to invest when the Investment Manager believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities. Under the U.S. Investment Company Act of 1940, as amended, the Fund is restricted in the amount it may invest in such funds. See "Additional Investment Activities--Investment Funds."

         The Fund may invest its assets in a broad spectrum of industries. In selecting industries and companies for investment, the Investment Manager will consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors. The Fund does not presently invest more than 25% of its total assets in securities of issuers conducting their principal business activities in the same industry but retains limited flexibility to do so from time to time, if certain conditions are met, including prior approval by the Fund's board of directors. The Fund may invest in companies of any size, including large, medium and small capitalization companies. See "Investment Restrictions."

TEMPORARY INVESTMENTS

         The Fund may hold and/or invest its assets in cash and/or temporary investments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. In addition, the Fund may take a temporary defensive posture and invest without limitation in temporary investments. The Fund may assume a temporary defensive posture when, due to political, market or other factors broadly affecting markets, the Investment Manager determines that either opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. To the extent that the Fund invests in temporary investments, it may not achieve its investment objective.

         Specifically, "temporary investments" are debt securities denominated in U.S. dollars or in another freely convertible currency including:

               o short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by:

                  o the U.S. government or the Indian government or their
                    agencies or instrumentalities, or

                  o international organizations designated or supported by
                    multiple foreign governmental entities to promote economic reconstruction or development;

               o finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, Prime-1 or A or better by Moody's Investors Service, Inc. or A-1 or A or better by Standard

                  & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Investment Manager;

               o obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks, subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and

               o repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy.

         Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

OTHER INVESTMENTS

         ILLIQUID SECURITIES. The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. See "Risk Factors--Risks Related to the Fund's Operations--The Fund's investments in illiquid securities may restrict its ability to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books." In many cases, illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

         RULE 144A SECURITIES. The Fund may purchase certain restricted securities, or Rule 144A securities, for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the U.S. Securities Act of 1933, as amended. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now have liquidity, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The board of directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid securities. Pursuant to those policies and procedures, the board of directors has delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid.

         CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as:

         o higher yields than common stocks but lower yields than comparable nonconvertible securities;

         o a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and

         o the potential for capital appreciation if the market price of the underlying common stock increases.

         A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

         In selecting convertible debt securities for the Fund, the following factors, among others, may be considered by the Investment Manager:

         o   the creditworthiness of the issuers of the securities;

         o   the interest income generated by the securities;

         o the potential for capital appreciation of the securities and the underlying stock;

         o the conversion prices of the securities relative to the underlying stocks; and

         o the conversion prices of the securities relative to other comparable securities.

         WARRANTS. The Fund may invest in warrants, which are securities permitting but not obligating their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of an issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

         EQUITY-LINKED DEBT SECURITIES. The Fund may invest in equity-linked debt securities. The amount of interest and/or principal payments that an issuer of equity-linked debt securities is obligated to make is linked to the performance of a specified index of equity securities and may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in equity-linked debt securities may be considered more speculative than other types of debt securities. In selecting equity-linked debt securities for the Fund, the Investment Manager may consider, among other factors, the creditworthiness of the issuers of the securities and the volatility of the index of equity securities.

                        ADDITIONAL INVESTMENT ACTIVITIES

         In addition to the investment policies discussed above, the Fund may engage in certain additional investment activities. These activities may be limited by Indian law or regulations.

HEDGING

         The Fund is authorized to use various hedging and investment strategies described below to hedge various market risks (such as broad or specific market movements and interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund or to seek to increase the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, few of these strategies can practicably be used to a significant extent by the Fund at the present time and may not become available for extensive use in the future. In addition, techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Limitations on the portion of the Fund's assets that may be used in connection with the investment strategies described below are set out in "Appendix A: General Characteristics and Risks of Hedging."

         Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock index futures contracts and enter into currency forward contracts and currency swaps. It may purchase and sell (or write) exchange listed and over-the-counter put and call options on debt and equity securities, currencies, futures contracts, fixed income and stock indices and other financial instruments. And, it may enter into interest rate transactions, equity swaps and related transactions and other similar transactions that may be developed to the extent the Investment Manager determines are consistent with the Fund's investment objective and policies and applicable regulatory requirements. The Fund's futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the Fund's assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund's futures contracts and options thereon may equal or exceed 100% of the Fund's total assets. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.

         Hedging may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular debt or equity securities. The ability of the Fund to utilize hedging successfully will depend on the Investment Manager's ability to predict pertinent market movements, and this ability cannot be assured. These skills are different from those needed to select portfolio securities. The use of hedging in certain circumstances will require that the Fund segregate cash, U.S. government securities or other liquid debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

         A detailed discussion of hedging, including applicable requirements of the U.S. Commodity Futures Trading Commission, the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, appears in this prospectus as "Appendix A: General Characteristics and Risks of Hedging." See also "Risk Factors--Risks Related to the Fund's Operations--The Fund's ability to successfully hedge against financial risks may adversely affect the Fund's net asset value."

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it may sell them before the settlement date if it is deemed advisable. The Fund generally will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the Fund may elect to treat when-issued or delayed delivery securities as senior securities representing indebtedness, which are subject to asset coverage requirements under the U.S. Investment Company Act of 1940, as amended. See "Investment Restrictions."

LOANS OF PORTFOLIO SECURITIES

         The Fund may lend portfolio securities. By doing so, the Fund attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities that it lent. To the extent that, in the meantime, the value of the securities that the Fund has lent has increased, the Fund could experience a loss.

         The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities lent (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time that securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities lent will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's board of directors.

INVESTMENT FUNDS

         The Fund may invest in investment funds, other than those for which the Investment Manager or Country Adviser or serve as investment adviser or sponsor and which invest principally in securities in which the Fund is authorized to invest. Under the U.S. Investment Company Act of 1940, as amended, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one investment company, and it may not invest in any investment company if it would own more than 3% of the outstanding voting stock of that company. To the extent that the Fund invests in other investment funds, the Fund's stockholders will incur certain duplicative fees and expenses, including investment advisory fees.

SHORT SALES

         Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may from time to time sell securities short without limitation by its investment policies. A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities, and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

         The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid debt obligations. In addition, the Fund will place in a segregated account with its custodian, or designated sub-custodian, an amount of cash, U.S. government securities or other liquid debt obligations equal to the difference, if any, between the market value of the securities sold at the time they were sold short and any cash, U.S. government securities or other liquid obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

         Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited whereas losses from purchases can equal only the total amount invested.

LEVERAGE

         Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. Borrowings may be secured by the Fund's assets. Temporary borrowings in an additional amount of up to 5% of the Fund's total assets may be made without regard to the foregoing limitation for temporary or emergency purposes such as clearance of portfolio transactions, share repurchases and payment of dividends.

         Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the common stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's common stock.

         The Fund also may enter into reverse repurchase agreements with any member bank of the U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian or a designated sub-custodian that contains cash, U.S. government securities or other liquid debt obligations that have a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the securities, and the Fund's use of proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation to the extent the Fund does not establish and maintain a segregated account.

ASSET COVERAGE REQUIREMENTS

         The U.S. Investment Company Act of 1940, as amended, requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time that the Fund incurs the indebtedness. This requirement, which we refer to as the "asset coverage requirement," means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness. The staff at the SEC's Division of Investment Management has taken the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives, such as swap agreements) and the purchase and sale of securities on a when-issued or forward commitment basis may be deemed to constitute indebtedness subject to the asset coverage requirement.

         The SEC's staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the asset coverage requirement if an investment company "covers" its position by segregating liquid securities on its books or in account with its custodian in an amount sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must:

         o   observe the asset coverage requirement;

         o maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or

         o otherwise cover the portfolio position with offsetting portfolio securities.

Segregation of assets or covering portfolio positions with offsetting portfolio positions may limit the Fund's ability to otherwise invest those assets or dispose of those securities. If the Fund were to issue preferred stock, the asset coverage requirement with respect to such preferred stock would be 200%.

                             INVESTMENT RESTRICTIONS

         The following restrictions, along with the Fund's investment objective, its policy to invest at least 80% of the Fund's total assets in equity securities of Indian companies under normal market conditions and its interval fund structure, are, subject to the next sentence, the Fund's only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. In addition, as a matter of fundamental policy and notwithstanding any other fundamental investment policy or limitation, the Fund may invest all or a portion of its assets invested in India through a subsidiary, trust or other similar arrangement (including a branch) established by the Fund at any such time that the board of directors of the Fund determines that it is in the best interests of the Fund's stockholders. As used in here and otherwise in this prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this prospectus are not fundamental policies of the Fund and may be changed by the Fund's board of directors without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in any percentage resulting from any cause other than actions by the Fund will not be considered a violation.

         Under its fundamental restrictions, the Fund may not:

         o purchase any securities that would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, except that there is no limitation with respect to (a) investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or (b) the purchase of securities of issuers whose primary business activity is in the telecommunications, petroleum, real estate or banking industries. In each case, the Fund's board of directors must determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be materially adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities. Also in each case, the Fund must notify its stockholders of any decision by the board of directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, and such notice must include a discussion of any increased investment risks to which the Fund may be subject as a result of the board's determination. Any such investments noted above are subject to SEC permission;

         o issue senior securities or borrow money, except for (a) senior securities (including borrowing money, margin transactions if the margin securities are owned and entering into reverse repurchase agreements, or any similar transactions) not in excess of 25% of its total assets (including the amount borrowed) and (b) borrowings of up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for the clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) above. However, with respect to the above, the Fund's obligations under when-issued and delayed delivery and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of hedging shall not be treated as involving the issuance of a "senior security" or a "borrowing." Also, for purposes of clauses (a) and (b) above, the term "total assets" shall be calculated after giving effect to the net proceeds of senior securities issued by the Fund reduced by any liabilities and indebtedness not constituting senior securities, except for such liabilities and indebtedness as are excluded from treatment as senior securities by this second bullet. The Fund's obligations under interest rate, currency and equity swaps are not treated as senior securities;

         o purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may engage in hedging, as described in the section titled "Additional Investment Activities--Hedging";

         o make loans, except that: (1) the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies,
             (b) enter into repurchase agreements with respect to portfolio securities and (c) make loans of portfolio securities, as described under

             "Additional Investment Activities--Loans of Portfolio Securities" in this prospectus; and (2) delays in the settlement of securities transactions will not be considered loans;

         o underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

         o purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

         o purchase securities on margin, except (1) as provided in the second bullet above and (2) (a) for delayed delivery or when-issued transactions, (b) such short-term credits as are necessary for the clearance of transactions and (c) margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices and currency transactions); or

         o invest for the purpose of exercising control over the management of any company.

                                  RISK FACTORS

         YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISKS AND THE OTHER INFORMATION IN THIS PROSPECTUS BEFORE YOU DECIDE TO PARTICIPATE IN THIS OFFER. THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES FACING THE FUND. ADDITIONAL RISKS AND UNCERTAINTIES MAY ALSO ADVERSELY AFFECT AND IMPAIR THE FUND. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, THE FUND'S OPERATIONS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION WOULD LIKELY SUFFER, WHICH IN TURN COULD MATERIALLY ADVERSELY AFFECT YOUR INVESTMENT IN THE FUND.

RISKS RELATING TO THE OFFER

YOU WILL INCUR IMMEDIATE DILUTION AS A RESULT OF THIS OFFER.

         If you do not exercise all of your rights, you should expect that you will, at the completion of the offer, own a smaller proportional interest in the Fund than you owned prior to the offer. In addition, an immediate dilution of the net asset value per share will be experienced by all stockholders as a result of the offer because the subscription price will be less than the net asset value per share, and the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the Fund's net assets. This dilution of net asset value will disproportionately affect stockholders who do not exercise their rights. Whether or not you exercise your rights, you will experience a dilution of net asset value because you will indirectly bear the expenses of the offer. If you do not submit a subscription request pursuant to the over-subscription privilege, you may also experience dilution in your Fund ownership if the Fund offers additional shares for subscription. We cannot state precisely the amount of any decrease because we do not know at this time how many shares will be subscribed for or what the net asset value pre share will be at the pricing date. For example, assuming that all rights are exercised and that the subscription price of $ is 5% below the Fund's net asset value per share on , 2004, the Fund's net asset value per share (after payment of estimated expenses) would be reduced by approximately $ per share. As of , 2004, the Fund's net asset value per share was $ .

YOU MAY LOSE MONEY BY INVESTING IN THE FUND, INCLUDING THE POSSIBILITY THAT YOU MAY LOSE ALL OF YOUR INVESTMENT.

         An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

         Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

         As an investment company that holds primarily common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

         In addition, the Fund may invest up to 20% of its assets in debt securities whose value will tend to decrease as interest rates rise. Interest rates are at historical lows and, accordingly, it is likely that they will increase over time.

         The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

RISKS RELATED TO THE FUND'S OPERATIONS

THE FUND'S "INTERVAL FUND" STRUCTURE INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS NOT TYPICALLY ASSOCIATED WITH OTHER CLOSED-END FUNDS.

         In April 2003, the Fund's stockholders voted to adopt an interval fund structure whereby the Fund conducts semi-annual repurchase offers for between 5% and 25% of the Fund's outstanding common stock. The Fund's required semi-annual repurchases are likely to continually decrease the overall size of the Fund, which could over time:

         o harm investment performance in part by limiting the extent to which the fund may invest in illiquid securities;

         o   increase the Fund's expense ratio as the Fund's assets decrease;

         o threaten the Fund's continued listing on the NYSE, and, consequently, the liquidity of its shares; and

         o jeopardize the Fund's viability, investment opportunities and continued existence.

         Moreover, there are additional risks associated with the Fund's repurchase offers, including that:

         o if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer;

         o due to the potential for pro-ration if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares;

         o the repurchase offer may not eliminate any discount at which the Fund's shares trade;

         o because the Fund expects to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund's investments; and

         o share values may decrease as a result of fluctuations between the date of tender and the repurchase pricing date.

         The decrease in the Fund's assets resulting from the semi-annual repurchase offers will likely offset in whole or in part the potential benefits to the Fund associated with having increased assets as a result of this offer.

         See "Semi-Annual Repurchases of Securities."

POLITICAL, ECONOMIC, SOCIAL AND OTHER FACTORS IN INDIA MAY ADVERSELY AFFECT THE FUND'S PERFORMANCE.

         The value of the Fund's assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India's relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund's portfolio.

         Since mid-1991, the Indian government has committed itself to implementing an economic structural reform program with the objective of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity. A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of, and the relaxation of restrictions in, the private sector. These policies have been coupled with the expressed intention to redirect the government's central planning function away from the allocation of resources and toward the issuance of indicative guidelines. While the government's policies have resulted in improved economic performance there can be no assurance that the economic recovery will be sustained. Moreover, there can be no assurance that these economic reforms will persist. In April and May of 2004, general elections in India took place in India resulting in a change in the ruling coalition government of Prime Minister Atal Bihari Vajpayee which came to power in 1999. There can be no assurance that the newly elected, Congress Party-led government will continue the program of economic liberalization of the last government which may adversely affect Indian laws and policies affecting foreign investment and currency exchange. Such changes in economic policies could negatively affect the general business and economic conditions in India, which could in turn affect the Fund's investments.

         Religious and border disputes persist in India. The longstanding grievances between the Hindu and Muslim populations resulted in communal violence during 1993 in the aftermath of the destruction of a mosque in Ayodhya by radical elements of the Hindu population. More recently, there has been communal violence between Hindus and Muslims in the western Indian state of Gujarat. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the border Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund's investments.

         Since early 2003, there have also been military hostilities and civil unrest in Afghanistan, Iraq and other Asian countries. These events could adversely influence the Indian economy and, as a result, negatively affect the Fund's investments. See "Appendix B: The Republic of India."

INDIAN SECURITIES MARKETS ARE SUBSTANTIALLY SMALLER, LESS LIQUID AND MORE VOLATILE THAN SECURITIES MARKETS IN THE UNITED STATES.

         There are 23 recognized stock exchanges in India, including The Over the Counter Exchange of India. Most stock exchanges are governed by regulatory boards. The Stock Exchange, Mumbai, which we refer to as the "BSE," and the National Stock Exchange of India Limited, which we refer to as the "NSE," have nationwide trading terminals and, taken together, are the principal Indian stock exchanges in terms of the number of listed companies, market capitalization and trading volume. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. At December 31, 2003, there were 6,700 companies listed on the BSE and the NSE and the aggregate market capitalization of listed equity securities of these companies was approximately $535 billion (Rs. 24,404 billion). For the year ended December 31, 2003, the average daily equity trading values of listed companies on the BSE and NSE were approximately $354 million (Rs. 16,117 million) and $784 million (Rs. 35,743 million), respectively, resulting in aggregate trading values for the period of approximately $898 billion (Rs. 40,937 billion) and $1,992 billion (Rs. 90,778 bllion), respectively. By comparison, for the year ended December 31, 2003, the average daily equity trading value on the NYSE was approximately $38 billion and the aggregate trading value for the period was $9.7 trillion. On December 31, 2003, the global market capitalization of the NYSE was $16.8 trillion. The relatively small market capitalizations of, and trading values on, the BSE and NSE may cause the Fund's investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

         A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund's investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. At December 31, 2003, the 30 largest companies by market capitalization accounted for approximately 50% and 59% of the aggregate market capitalization of the BSE and NSE, respectively. The limited liquidity of the Indian securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time that it desires.

         Anticipation of this offering in the Indian securities markets may adversely influence the prices paid by the Fund in purchasing certain securities for its portfolio and may affect the speed with which the Fund can initially invest in Indian securities. In addition, the small trading volume concentrated in a limited number of the largest companies, combined with certain investment diversification requirements and other restrictions applicable to the Fund, also may affect the rate at which the Fund can initially invest. Further, the stock markets in India are presently at high levels that may not persist. Accordingly, to the extent the Fund purchases securities at present levels, there may be greater risk that the value of such securities may decline.

         Indian stock exchanges, including the BSE and the NSE, have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. Recently, there have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Fund may invest.

         Uncertainties relating to the recent Indian general elections and the corresponding potential changes in Indian economic policies may cause significant volatility in the price and trading volumes of Indian securities. For example, on May 17, 2004, the BSE and NSE recorded their biggest single-day falls ever and trading was temporarily suspended in response to investors' concerns over potential changes in Indian economic policies as a result of the election of a new Congress Party-led government. These fluctuations may in turn adversely affect the Fund's investments.

         The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of the Fund's shares of common stock and the price at which those shares trade.

INDIA HAS DIFFERENT CORPORATE DISCLOSURE, GOVERNANCE AND REGULATORY REQUIREMENTS THAN YOU MAY BE FAMILIAR WITH IN THE UNITED STATES.

         In addition to their smaller size, lesser liquidity and greater volatility, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.

         There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. There is also less publicly available information about Indian companies than U.S. companies. See "Appendix C: The Indian Securities Market."

         Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and shareholders' rights may differ from those that may apply in other jurisdictions. Shareholders' rights under Indian law may not be as extensive as those that exist under the laws of the United States.

The Fund may therefore have more difficulty asserting its rights as a shareholder of an Indian company in which it invests than it would as a shareholder of a comparable American company.

THE FUND MAY HAVE DIFFICULTY ENFORCING FOREIGN JUDGMENTS AGAINST INDIAN COMPANIES OR ITS MANAGEMENT.

         The Indian companies in which the Fund invests are primarily limited liability companies incorporated under the laws of India. Generally, the directors, executive officers and a substantial portion of the assets of such companies are located in India. It may be difficult for the Fund to obtain a judgment in a court outside the United States to the extent that there is a default with respect to the security of an Indian issuer or with respect to any other claim that the Fund may have against any such issuer or its directors and officers. As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may not be possible for the Fund to effect service of process in India. Moreover, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in India as India is not a party to any international treaty with respect to the recognition or enforcement of foreign judgments. Provisions of Indian law regulate the enforcement of foreign judgments and such laws contain broad exceptions. For example, an Indian court would not enforce any foreign judgment if it viewed the amount of damages awarded as excessive or inconsistent with Indian practice. A party seeking to enforce a foreign judgment in India is also required to obtain approval from the Reserve Bank of India to execute such judgment or to repatriate any amount recovered outside of India.

INDIAN INVESTMENT RESTRICTIONS APPLICABLE TO THE FUND MAY HINDER ITS ABILITY TO INVEST IN CERTAIN COMPANIES OR INDUSTRIES.

         The Fund will invest in India as a sub-account of the Investment Manager, which is registered as a foreign institutional investor with SEBI. Under SEBI regulations applicable to foreign institutional investors and subject to certain exceptions, total investments by foreign institutional investors and their sub-accounts, taken together, in the primary and secondary Indian markets may not exceed 24% of the equity capital or the value of each series of convertible debentures of any Indian company in which they invest. The ceiling would apply to the total holdings in any Indian Company of all foreign institutional investors and their sub-accounts collectively in a given Indian company. In addition, to this 24% overall investment limitation, no individual foreign institutional investor, together with its sub-accounts, may generally invest more than 10% of the equity capital of any Indian company.

         In addition, a foreign institutional investor and its sub-accounts, may not, with certain exceptions, hold more than 30% of their total investments in the debt securities of Indian companies

         Foreign institutional investors are also limited in their ability to invest in certain industries, such as the print media. In such industries, there is often a ceiling on total foreign holdings, against which holdings of foreign institutional investors are counted. To the extent that the ceiling has been reached in that industry, further investment by foreign institutional investors may not be permitted.

         Accordingly, the ability of the Fund to invest in certain companies may be restricted, and there can be no assurance that additional restrictions on investments permissible for foreign institutional investors will not be imposed in the future. There can be no assurance that the foreign institutional investor guidelines will not be amended, clarified, interpreted by judicial or administrative ruling or superseded in the future in such a way that may adversely affect the Fund. At present, registrations for foreign institutional investors and their sub-accounts are granted for five-year periods and may be renewed for further five-year periods with the prior approval of SEBI. Renewal is required so long as a foreign institutional investor and its sub-accounts continue to invest in Indian securities.

FOREIGN CURRENCY FLUCTUATIONS COULD ADVERSELY AFFECT THE FUND'S PERFORMANCE.

         The Fund's assets will be invested principally in securities of Indian issuers and substantially all of the income received by the Fund will be in Indian rupees. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Indian rupees to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S.

dollars to meet distribution requirements. See "Taxation" and "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

THE LIQUIDATION OF INVESTMENTS, IF REQUIRED, MAY HAVE AN ADVERSE IMPACT ON THE FUND'S PERFORMANCE.

         Since the Fund will invest primarily in securities denominated or quoted in Indian rupees, changes in the U.S. dollar-Indian rupee exchange rate will affect the dollar value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. The exchange rate between the Indian rupee and the U.S. dollar has changed substantially in the last two decades and may fluctuate substantially in the future. On an annual average basis, the Indian rupee declined against the U.S. dollar from 1980 until 2002. From April 1, 1999 until March 31, 2002, the rupee lost approximately 15% of value relative to the U.S. dollar. From April 1, 2003 until March 31, 2004, the value of the Indian rupee appreciated 7% in value relative to the U.S. dollar.

         Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Indian rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either at the spot rate prevailing in the foreign currency exchange market or through entering into forward, futures or options contracts to purchase or sell foreign currencies, if available.

EXCHANGE CONTROLS IN INDIA MAY RESTRICT THE FUND'S ABILITY TO REPATRIATE INVESTMENT.

         The ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder. See "Investment in India."

         There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in such a way that may adversely affect the ability of the Fund to repatriate its income and capital. If for any reason the Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code.

INVESTMENTS IN UNSEASONED AND SMALL AND MID-CAPITALIZATION INDIAN COMPANIES MAY EXPOSE THE FUND TO GREATER INVESTMENT RISK.

         While the Fund invests a substantial portion of its assets in the securities of established Indian companies, it also may invest in the securities of less seasoned and smaller and mid-capitalization Indian companies. Investments in the securities of these companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies. The securities of less seasoned and smaller capitalized companies are often traded in the over-the-counter market and have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund's investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Indian companies. It is more difficult to obtain information about less seasoned and smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group that may lack depth and experience. Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

         The Fund has not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities it may invest.

THE EXTENT TO WHICH THE FUND INVESTS IN HIGH YIELD/HIGH RISK AND UNRATED DEBT MAY ADVERSELY AFFECT THE FUND'S PERFORMANCE.

         The Fund has not established any rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in medium to low rating categories by nationally recognized statistical rating organizations and unrated securities of comparable quality, or "high yield/high risk securities," are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rated categories. These securities are commonly referred to as "junk bonds," and credit ratings issued with respect to such securities evaluate only the safety of principal and interest in respect of such securities and not the risk of change in market value. In purchasing such securities, the Fund will rely on the Investment Manager's analysis, judgment and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Manager will take into consideration, among other things, the issuer's financial resources, its operating history, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters.

         The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during a sustained period of rising interest rates or an economic downturn, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, service of debt obligations also may be adversely affected by the issuer's inability to meet specific projected business forecasts, specific issuer developments or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

         High yield/high risk securities may have redemption or call features that would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund in all likelihood would have to replace the called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to stockholders.

         The Fund may have difficulty disposing of certain high yield/high risk securities, as there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers of prices for actual sales. The Fund's board of directors or the Investment Manager will carefully consider the factors affecting the market for high yield/high risk securities in determining whether any particular security is liquid or illiquid and whether current market quotations are readily available. Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligations.

THE FUND'S INVESTMENTS IN ILLIQUID SECURITIES MAY RESTRICT ITS ABILITY TO DISPOSE OF ITS INVESTMENTS IN A TIMELY FASHION AND AT A PRICE APPROXIMATING THE VALUE AT WHICH THE FUND CARRIES THE SECURITIES ON ITS BOOKS.

         The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable. The prices of such securities may change abruptly and erratically, and investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

THE CONCENTRATION OF THE FUND'S INVESTMENTS IN SPECIFIC ECONOMIC SECTORS AND RELATED INDUSTRIES MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

         From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Indian economy. For example, at March 31, 2004, the Fund maintained 20.3% of its total assets in the securities of Indian companies in the petroleum sector and related industries. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its concentration in such sectors and related industries.

THE FUND'S ABILITY TO SUCCESSFULLY HEDGE AGAINST FINANCIAL RISKS MAY ADVERSELY AFFECT THE FUND'S NET ASSET VALUE.

         The risks and special considerations of certain of the investment practices in which the Fund may engage are described under "Investment Objective and Policies" and "Additional Investment Activities." Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security that it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund's futures contracts and options thereon may equal or exceed 100% of the Fund's total assets. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging had not been used. See "Appendix A: General Characteristics and Risks of Hedging."

THE EXTENT TO WHICH THE FUND UTILIZES LEVERAGE TO HEDGE AGAINST FINANCIAL RISKS MAY INCREASE ITS EXPENSES AND ADVERSELY AFFECT THE FUND'S PERFORMANCE.

         Although the Fund has no present intention to do so to any significant extent, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the common stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can, during any period, exceed the income from the assets acquired with the proceeds of the leverage. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's securities. The Fund may also borrow by entering into reverse repurchase agreements, which will subject the Fund to additional market risk as well as credit risks with respect to the buyer of the securities under the agreement.

A CHANGE IN THE FUND'S TAX STATUS COULD ADVERSELY AFFECT THE FUND'S RETURN ON ITS INVESTMENTS.

         The Fund currently operates through a branch in the Republic of Mauritius to take advantage of favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius. Recently, the Supreme Court of India upheld the validity of this tax treaty in response to a lower court challenge contesting the treaty's applicability to entities such as the Fund. Any change in the provision of this treaty or in its applicability to the Fund could result in the imposition of withholding and other taxes on the Fund by India, which would reduce the return to the Fund on its investments.

         The Fund has historically elected and intends to continue to elect to "pass-through" to the Fund's stockholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to stockholders are included in each stockholder's income. Certain stockholders, including some non-U.S. stockholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to stockholders. See "Taxation."

THE FUND'S SHARES HAVE TRADED AND MAY TRADE IN THE FUTURE AT A DISCOUNT TO NET ASSET VALUE.

         Although the Fund's shares of common stock have recently traded on the NYSE at a premium to their net asset value, the Fund's shares have traded at a discount to their net asset value in the past. There can also be no assurance that the Fund's shares will trade at a premium in the future or that the present premium is sustainable. The Fund's shares have traded at discounts of as much as 40% in the past five years.

         Shares of closed-end investment companies have frequently trade at a discount from their net asset values and initial offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its own shares will trade at, below or above net asset value.

THE FUND'S STATUS AS A "NON-DIVERSIFIED" INVESTMENT COMPANY MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

         The Fund is classified as a non-diversified investment company under the U.S. Investment Company Act of 1940, as amended, which means that the Fund is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. The Fund, however, intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code for qualification as a regulated investment company. Because the Fund is not limited by the U.S. Investment Company Act of 1940, as amended for diversification purposes, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. See "Taxation" and "Investment Restrictions."

THERE ARE NO FIXED LIMITATIONS REGARDING PORTFOLIO TURNOVER.

         Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will not exceed 150%. For the year ended December 31, 2003, the Fund's portfolio turnover rate was 33.89%. A high rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions than a lower rate, which expenses must be borne by the Fund and its stockholders, while a lower rate of portfolio turnover involves correspondingly lower aggregate payments and stockholder expenses.

THE ANTI-TAKEOVER PROVISIONS IN THE FUND'S ARTICLES OF AMENDMENT AND RESTATEMENT AND AMENDED AND RESTATED BY-LAWS MAY LIMIT YOUR ABILITY TO SELL YOUR SHARES AT A PREMIUM.

         The Fund's articles of amendment and restatement and amended and restated bylaws, contain certain anti-takeover provisions that, among other things, may have the effect of inhibiting the Fund's possible conversion to open-end status and delaying or limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of holders of common stock to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Fund's board of directors has determined that these provisions are in the best interests of stockholders generally.

THE OPERATING EXPENSES OF THE FUND ARE HIGHER THAN INVESTMENT COMPANIES THAT INVEST PRIMARILY IN THE SECURITIES OF U.S. COMPANIES.

         The Fund's estimated annual operating expenses are higher than those of most other investment companies that invest predominately in the securities of U.S. companies, primarily because of the additional time and expense required of the Investment Manager and the Country Adviser in pursuing the Fund's objective of long-term capital appreciation through investing in equity securities of Indian Companies. Investments in Indian equity securities require additional time and expense because the available public information regarding such securities is more limited in comparison to, and not as comprehensive as, the information available for U.S. equity securities. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.

FUTURE MARKET DISRUPTIONS RESULTING FROM TERRORIST ATTACKS IN THE UNITED STATES AND ELSEWHERE OR U.S. MILITARY ACTION ABROAD COULD NEGATIVELY AND ADVERSELY AFFECT THE MARKET FOR THE FUND'S COMMON STOCK.

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. Moreover, the ongoing U.S. military and related action in Iraq and other events in the Middle East could have significant adverse effects on U.S. and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these and other geopolitical events and cannot predict the effects of military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could affect interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's common stock.

                             MANAGEMENT OF THE FUND

         The names of the directors and principal officers of the Fund are set forth below, together with their positions with the Fund and their principal occupations during the past five years. None of the Fund's nonresident directors has authorized an agent in the United States to receive notice.

         Directors considered by the Fund to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended) of the Fund or of the Investment Manager:


                                                                                                    NUMBER OF
                                                                                                     FUNDS IN
                                                                                                       FUND
                                                                                                     COMPLEX
                                                      LENGTH OF              PRINCIPAL             OVERSEEN BY
                                      POSITION(S)    TERM SERVED;          OCCUPATION(S)             DIRECTOR          OTHER
                                          HELD         TERM OF             DURING PAST 5            (INCLUDING      DIRECTORSHIPS
NAME, ADDRESS AND AGE                  WITH FUND       OFFICE                  YEARS                THE FUND)      HELD BY NOMINEE
---------------------                 ----------     ------------  ------------------------------  -----------    ------------------
Bryan McKigney*                       Director,      Since         Managing Director, Oppenheimer        2             None
   90 Broad Street                    President      1999; term    Asset Management Inc. (June
   New York, NY 10004                 and            expires 2007  2003-Present); Managing
   Age: 45                            Chairman of                  Director (2000-June 2003) and
                                      the Board                    Executive Director
                                                                   (1993-2000), CIBC World
                                                                   Markets Corp.; Managing
                                                                   Director, CIBC Oppenheimer
                                                                   Advisers, L.L.C. and
                                                                   Advantage; President of The
                                                                   Asia Tigers Fund, Inc.; and
                                                                   formerly, Vice President and
                                                                   Division Executive, Head of
                                                                   Derivative Operations
                                                                   (1986-1993)

------------
*   Mr. McKigney is an "interested person" because he serves as Managing Director of Advantage and a director and/or officer of affiliates of the Investment Manager.

         Directors considered by the Fund not to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended) of the Fund or the Investment Manager:


                                                                                                    NUMBER OF
                                                                                                     FUNDS IN
                                                                                                       FUND
                                                                                                     COMPLEX
                                                      LENGTH OF              PRINCIPAL             OVERSEEN BY
                                      POSITION(S)    TERM SERVED;          OCCUPATION(S)             DIRECTOR          OTHER
                                          HELD         TERM OF             DURING PAST 5            (INCLUDING      DIRECTORSHIPS
NAME, ADDRESS AND AGE                  WITH FUND       OFFICE                  YEARS                THE FUND)      HELD BY NOMINEE
---------------------                 ----------     ------------  ------------------------------  -----------    ------------------
Lawrence K. Becker                    Director       Since         Treasurer of The France Growth        11            None
   8039 Harbor View Terrace           and Member     2003;         Fund, Inc. (February
   Brooklyn, NY 11209                 of the         term          2004-Present); Private
   Age: 48                            Audit and      expires       Investor, Real Estate
                                      Nominating     2006          Investment Management (July
                                      Committees                   2003-Present); Vice President,
                                                                   Controller/Treasurer, National
                                                                   Financial Partners
                                                                   (2002-2003); Managing
                                                                   Director,
                                                                   Controller/Treasurer,
                                                                   Oppenheimer Capital-PIMCO
                                                                   (1981-2000)

Leslie H. Gelb                        Director       Since         President Emeritus, The               2        Britannica.com;
   The Counsel on Foreign Relations   and Member     1994;         Council on Foreign Relations                   Director of 31
   58 East 68th Street                of the         term          (2003-Present); President, The                 registered
   New York, NY 10021                 Audit and      expires       Council on Foreign Relations                   investment
   Age: 66                            Nominating     2005          (1993-2003); Columnist                         companies
                                      Committees                   (1991-1993); Deputy Editorial                  advised by
                                                                   Page Editor (1985-1990) and                    Salomon
                                                                   Editor, Op-Ed Page                             Brothers Asset
                                                                   (1988-1990), THE NEW YORK                      Management.
                                                                   TIMES.

J. Marc Hardy                         Director       Since         Managing Director, Mainstream         1             None
   c/o Multiconsult Ltd.              and Member     2002;         Ltd. (independent financial
   Frere Felix de Valois Street       of the         term          advisor) and Value Investors
   Port Louis, Mauritius              Nominating     expires       Ltd. (private investment
   Age: 49                            Committee      2007          company).

Stephane R.F. Henry                   Director       Since         Managing Director, Premium            1        Boyer Allan
   c/o Premium Asset Management Ltd.  and Member     2004;         Asset Management Ltd.,                         India Fund Inc.
   Jamalacs, Vieux Conseil Street     of the         term          (1998-present).
   Port Louis, Mauritius              Nominating     expires
   Age: 37                            Committee      2005


Luis F. Rubio                         Director       Since         President, Centro de                  11            None
   Jaime Balmes No. 11, D-2           and Member     1999;         Investigacion para el
   Los Morales, Polanco               of the         term          Desarrollo, A.C. (Center of
   Mexico, D.F. 11510                 Audit and      expires       Research for Development)
   Age: 48                            Nominating     2005          (2002-Present); Director
                                      Committees                   General, Centro de
                                                                   Investigacion para el
                                                                   Desarrollo, A.C. (1984-2002);
                                                                   frequent contributor of op-ed
                                                                   pieces to THE LOS ANGELES
                                                                   TIMES and THE WALL STREET
                                                                   JOURNAL.


Jeswald W. Salacuse                   Director       Since         Henry J. Braker Professor of          2        Director of 31
   The Fletcher School                and            1993;         Commercial Law, The Fletcher                   registered
   of Law & Diplomacy                 Chairman of    term          School of Law & Diplomacy                      investment
   at Tufts University                the Audit      expires       (1986-Present); Dean, The                      companies
   Medford, MA 02155                  and            2006          Fletcher School of Law &                       advised by
   Age: 66                            Nominating                   Diplomacy, Tufts University                    Salomon
                                      Committees                   (1986-1994).                                   Brothers Asset
                                                                                                                  Managerment.

         The following table provides information concerning the number and dollar range of equity securities owned beneficially by each director as of , 2004:

                                                        AGGREGATE DOLLAR RANGE
                                     DOLLAR RANGE OF    OF EQUITY SECURITIES IN
                                         EQUITY          ALL FUNDS OVERSEEN BY
                                      SECURITIES IN     DIRECTOR AND ADVISED BY
      NAME OF DIRECTOR                  THE FUND               ADVANTAGE
------------------------             ---------------    -----------------------
NON-INTERESTED DIRECTORS

Lawrence K. Becker                        None                   None
Leslie H. Gelb                            None                   None
J. Marc Hardy                             None                   None
Stephane R.F. Henry                       None                   None
Luis F. Rubio                             None                   None
Jeswald W. Salacuse                    $1 - 10,000            $1 - 10,000

INTERESTED DIRECTOR

Bryan McKigney*                        $1 - 10,000            $1 - 10,000

----------

* Mr. McKigney is an "interested person" because he serves as Managing Director of Advantage and a director and/or officer of affiliates of the Investment Manager.


         As of         , 2004, the holdings of no director or executive officer,
nor the directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund's common stock. As of and during calendar years 2002 and 2003, no director who is not an "interested person" of the Fund (as defined in the U.S. Investment Company Act of 1940, as amended) nor any immediate family member of such persons, had any interest in Advantage, Imperial or person or entity (other than the Fund) directly or indirectly controlling, controlled by or under common control with Advantage or Imperial.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

         The board of directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including Advantage, Imperial, the custodian, the transfer agent and the administrator. As part of this process, the directors consult with the Fund's independent registered public accounting firm and with their own separate independent counsel.

         The board of directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee and a nominating committee that meet periodically during the year and whose responsibilities are described below.

         The directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The directors also monitor potential conflicts of interest among the Fund, Advantage, Imperial and its affiliates and other funds and clients managed by Advantage to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

OFFICERS

         The executive officers of the Fund are chosen each year at the first meeting of the board of directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the board of directors following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. McKigney, the current executive officers of the Fund are:


                              POSITIONS
                              HELD WITH      LENGTH OF
 NAME, ADDRESS AND AGE          FUND        TERM SERVED           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------        ----------    -----------    -----------------------------------------------------
Deborah Kaback                Secretary      Since 2003    Senior Vice President and Senior Counsel, Oppenheimer
200 Park Avenue                                            Asset Management Inc. (June 2003-Present); Executive
24th Floor                                                 Director, CIBC World Markets Corp. (August 2001-June
New York, NY 10166                                         2003); Vice President and Senior Counsel, Oppenheimer
Age: 52                                                    Funds, Inc. (November 1999-August 2001); Senior Vice
                                                           President and Deputy General Counsel, Oppenheimer
                                                           Capital (April 1989-November 1999).

Alan E. Kaye                  Treasurer      Since 1999    Senior Vice President, Oppenheimer Asset Management
90 Broad Street                                            Inc. (June 2003-Present) and Executive Director
New York, NY 10004                                         (1995-June 2003); CIBC World Markets Corp.; Vice
Age: 52                                                    President, Oppenheimer & Co., Inc. (1986-1994).

BOARD COMMITTEES AND MEETINGS


         The Fund's audit committee is composed entirely of directors who are not "interested persons" of the Fund or of Advantage, Imperial or its affiliates within the meaning of the U.S. Investment Company Act of 1940, as amended, and who are "independent" as defined in the NYSE listing standards. Currently, Messrs. Becker, Gelb, Rubio and Salacuse are members of the audit committee. The audit committee convened six times during the fiscal year ended December 31, 2003. The principal functions of the audit committee are to appoint and retain the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The board has determined that Mr. Becker will serve as the "audit committee financial expert," as defined in Section 401(h) of Regulation S-K. The Fund adopted an audit committee charter in February 2000, which was most recently amended and restated in December 2003.

         The nominating committee is composed entirely of directors who are not "interested persons" of the Fund, Advantage or of Imperial or its affiliates within the meaning of the U.S. Investment Company Act of 1940, as amended, and who are "independent" as defined in the NYSE listing standards. Currently Messrs. Becker, Hardy, Henry, Gelb, Rubio and Salacuse are members of the nominating committee. This Committee met one time during the fiscal year ended December 31, 2003. The principal function of the nominating committee is to select and nominate persons for election as directors of the Fund. The Fund adopted a nominating committee charter in December 2003.

         In identifying and evaluating nominees, the nominating committee considers factors it deems relevant which include: whether or not the person is qualified under applicable laws and regulations to serve on the board of directors of the Fund; whether or not the person has any relationship that might impair his or her independence; whether or not the person serves on boards of competing organizations or funds; the character and integrity of the person and the contribution which the person can make to the board. The nominating committee will accept nominations for the office of director made by Fund stockholders. Stockholders who wish to recommend a nominee should send nominations to the secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee.

         During the fiscal year ended December 31, 2003, the board of directors held four regular meetings and five special meetings.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

         The following table provides information concerning the approximate compensation paid to directors and certain officers by the Fund as well as by the various other U.S. registered investment companies advised by Advantage, Imperial or an affiliate of Advantage during the fiscal year ended December 31, 2003. No remuneration was paid during the fiscal year ended December 31, 2003 by the Fund to Mr. McKigney who, as an officer or employee of Advantage and Oppenheimer Asset Management Inc., is an "interested person," as defined under the U.S. Investment Company Act of 1940, as amended. The Fund does not provide any pension or retirement benefits to directors.


                                                           TOTAL COMPENSATION FROM
                                 AGGREGATE COMPENSATION     OTHER FUNDS ADVISED BY   TOTAL COMPENSATION FROM
    NAME OF DIRECTOR                    FROM FUND                 ADVANTAGE           FUND AND FUND COMPLEX
-------------------------        ----------------------    -----------------------   -----------------------
                                                              Directorships (A)         Directorships (A)
Lawrence K. Becker                       $ 2,050                 $   19,600 (1)            $   21,650 (11)
Leslie H. Gelb                           $ 5,850                 $    6,800 (1)            $   12,650 (2)
J. Marc Hardy                            $ 6,600                 $        0                $    6,600 (1)
Stephane R.F. Henry (B)                  $     0                 $        0                $        0 (1)
Luis F. Rubio                            $ 6,350                 $   75,200 (1)            $   81,550 (11)
Jeswald W. Salacuse                      $ 7,150                 $    8,000 (1)            $   15,150 (2)

----------
(A) The numbers in parentheses indicate the applicable number of funds in the fund complex held by that director (including the Fund).

(B) Mr. Henry was first elected as a director in February 2004.

CODE OF ETHICS

         The Fund's Board of Directors approved a code of ethics, as amended, under Rule 17j-1 of the U.S. Investment Company Act of 1940, as amended. Subject to certain conditions and restrictions, each code of ethics permits directors, officers and other personnel subject to its provisions to invest in securities, including securities that may be purchased or held by the Fund.

         The code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The code of ethics is available on the EDGAR database on the SEC's website at http://www.sec.gov. Copies may also be obtained, after paying a duplicating fee, by electronic request to "publicinfo@sec.gov" or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

         The Fund has adopted the Investment Manager's policies and procedures with respect to the voting of proxies related to portfolio securities. These proxy voting policies and procedures delegate to the Investment Manager the responsibility for voting proxy securities, subject to the board of directors' continuing oversight. A copy of the Fund's proxy voting policies and procedures is included in the Statement of Additional Information, which is available without charge by calling the Fund at (800) 421-4777.

         Information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004 will be available after such date, without charge, by calling 800-421-4777 or on the SEC's website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of June 22, 2004, there were 23,302,828 shares of common stock and no shares of preferred stock of the Fund outstanding. The following table sets forth the beneficial ownership of shares of the Fund, as of , 2004, by each person (including any group) known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:


                                                NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIALLY OWNED    PERCENT OWNERSHIP
------------------------------------            ------------------    -----------------
Barclays Global Investors, N.A. (1)                  911,101                3.89%
     45 Fremont Street
     San Francisco, CA 94105

Barclays Global Investors, Ltd. (1)                  707,903                3.02%
     Murray House
     1 Royal Mint Court
     London EC3N 4HH
     United Kingdom

Barclays Life Assurance Company Limited (1)           5,017                 0.02%
     Unicorn House, 5th Floor
     252 Romford Road, Forest Gate
     London 37 9JB
     United Kingdom

----------
(1) Based solely upon information presented in Schedule 13G, providing information as of December 31, 2003, filed jointly by the above-listed entities, which, in each case, reports sole voting and dispositive power as to all such shares. Each such entity disclaims membership in a group. The aggregate ownership of the above-listed entities is equal to 6.93%.


         In addition, as of      , 2004, Cede & Co., a nominee for participants
in The Depository Trust Company, held of record shares, equal to     % of the
outstanding shares of the Fund.

                             PORTFOLIO TRANSACTIONS

         The Fund has no obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Fund's board of directors, the Investment Manager is primarily responsible for the Fund's portfolio decisions and the initiation of the Fund's portfolio transactions.

         In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While generally the best price is sought in placing orders, the Fund may not necessarily be paying the lowest price available. Securities firms that provide supplemental research to the Investment Manager or the Country Adviser may receive orders for transactions by the Fund. In these circumstances, as contemplated by Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended, the Fund may pay commissions that are higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services that the Investment Manager and the Country Adviser must perform under their respective agreements, and the expenses of the Investment Manager or the Country Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Investment Manager and the Country Adviser may use the research services furnished to them by brokers who effect securities transactions for the Fund in servicing other investment companies and accounts that they manage. Similarly, the Investment Manager and the Country Adviser may use the research services furnished to them by those brokers in servicing the Fund. The Investment Manager and the Country Adviser do not use all of these research services in managing any particular account, including the Fund. To the extent that any services are provided by other NYSE members, the Fund has determined that the commissions and fees with respect to those transactions are fair and reasonable pursuant the Rule 17e-1 under the U.S. Investment Company Act of 1940, as amended.

         The Fund anticipates that, in connection with the execution of portfolio transactions on its behalf, affiliated persons (as such term is defined in the U.S. Investment Company Act of 1940, as amended) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above. The U.S. Investment Company Act of 1940, as amended prohibits such affiliated persons from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration that an unaffiliated broker would expect to be receive in a commensurate arm's-length transaction.

         The Investment Manager makes investment decisions or recommendations for the Fund independently from those rendered for other funds and accounts that they advise or manage. The other funds and accounts that the Investment Manager advises or manages may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

         Although the management agreement does not contain any restrictions on portfolio turnover, the Fund's policy is not to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Higher portfolio turnover involves correspondingly higher transaction costs and may result in greater amounts of short-term capital gains, which are taxed to stockholders as ordinary income when distributed. See "Taxation--The Fund."

         For the fiscal years ended December 31, 2003, 2002 and 2001, the Fund paid commissions for the execution of its portfolio transactions amounting in the aggregate to $1,483,875, $1,276,490 and $630,039, respectively.

                      SEMI-ANNUAL REPURCHASES OF SECURITIES

GENERAL

         Under the U.S. Investment Company Act of 1940, as amended, the Fund may repurchase its securities:

             o on a securities exchange or such other open market designated by the SEC (so long as the Fund has, in the case of purchases of its stock, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock);

             o by a tender offer open to all holders of the class of securities involved; or

             o as otherwise permitted by the SEC, including, for example, by electing for an interval fund structure.

         In April 2003, stockholders of the Fund voted to adopt an "interval fund" structure, pursuant to which the Fund conducts semi-annual repurchase offers for between 5% and 25% of the Fund's outstanding common stock. Accordingly, the Fund's board of directors authorized the Fund's two previous repurchase offers of up to 15% and 5%, respectively, of its outstanding common stock. See "--Procedures Relating to Semi-Annual Repurchase Offers." The Fund currently intends to fund repurchase offers by using cash on hand and liquidating portfolio securities and does not intend to make additional discretionary repurchase offers.

         If the Fund repurchases its shares of common stock for a price below their net asset value, the net asset value of those shares of common stock that remain outstanding would be enhanced, but this does not necessarily mean that the market price of those outstanding shares would be affected, either positively or negatively. Repurchases of shares of common stock by the Fund would also decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund's net income.

FUNDAMENTAL POLICY REGARDING SEMI-ANNUAL REPURCHASE OFFERS

         The Fund's fundamental policy with respect to repurchase offers is as follows:

         o The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the U.S. Investment Company Act of 1940, as amended, and the Fund's board of directors may place such conditions and limitations on the repurchase offers as may be permitted under Rule 23c-3;

         o 14 days prior to the last Friday of each of the Fund's first and third fiscal quarters (or the next business day if such Friday is not a business day) will be the deadline, which we refer to as the "repurchase request deadline," by which the Fund must receive repurchase requests submitted by stockholders in response to the repurchase offer;

         o The date on which the repurchase price for shares is to be determined shall occur no later than the last Friday of each of the Fund's first and third fiscal quarters, or the next business day if such Friday is not a business day; and

         o Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the U.S. Investment Company Act of 1940, as amended.

         The foregoing policy cannot be changed without stockholder approval.

PROCEDURES RELATING TO SEMI-ANNUAL REPURCHASE OFFERS

         As noted above, in April 2003, stockholders of the Fund voted to adopt an "interval fund" structure, pursuant to which the Fund conducts semi-annual repurchase offers for between 5% and 25% of the Fund's outstanding common stock. Prior to each repurchase offer, the board of directors, in the exercise of its fiduciary duties, will determine the number of shares subject to the repurchase offer based upon such considerations as market demand and the Fund's net asset value per share. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, either:

         o repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund's outstanding common stock; or

         o   purchase all shares tendered on a pro rata basis.

All shares tendered may by withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

         Repurchase prices are set at a price equal to the net asset value of the Fund as of a specified date that occurs after the repurchase request deadline. The Fund charges a repurchase fee of up to 2% of the value of the shares that are repurchased. Payment for tendered shares is distributed within one week thereafter. All repurchase offer materials are mailed to stockholders of record before commencement of the repurchase offer. Stockholders whose shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in the repurchase offer.

         During repurchase offers, net asset value per share is calculated as of the close of regular trading on the NYSE each Friday and each of the five business days preceding the repurchase request deadline. Stockholders who wish to obtain the net asset value during this period should contact the Fund's information agent for the repurchase offer.

UPCOMING SEMI-ANNUAL REPURCHASE OFFER

         The Fund intends to launch its next semi-annual tender offer on August 20, 2004, at which time it will offer to repurchase 5% of its outstanding common stock. The deadline for participating in the repurchase offer will be September 10, 2004, and the repurchase offer pricing date will be September 17, 2004. Materials relating to this repurchase offer will be mailed to stockholders on or about August 20, 2004.

         See "Taxation--U.S. Stockholders--Dispositions and Repurchases."

               DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT
                             AND CASH PURCHASE PLAN

         The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-and short-term capital gains net of expenses.

         Pursuant to the Fund's dividend reinvestment and cash purchase plan, which we refer to as the "plan," stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by PFPC Inc., which serves as the plan agent, in Fund shares pursuant to the plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the stockholders by the dividend paying agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the plan agent will administer the plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the plan.

         The plan agent serves as agent for the stockholders in administering the plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the plan will receive cash and participants in the plan will receive common stock, to be issued by the Fund or purchased by the plan agent in the open market. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value, except if the net asset value is less than 95% of the market price on the valuation date, in which case such shares will then be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the plan agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the plan agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per-share purchase price paid by the plan agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the plan provides that if the plan agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the plan agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

         Participants have the option of making additional cash payments to the plan agent annually in any amount from $100 to $3,000 for investment in the Fund's common stock. The plan agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15 of each year. Any voluntary cash payment received more than 30 days prior to this date will be returned by the plan agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations and also to allow ample time for receipt and processing by the plan agent, it is suggested that participants send in voluntary cash payments to be received by the plan agent approximately 10 days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the plan agent not less than 48 hours before such payment is to be invested.

         The plan agent maintains all stockholder accounts in the plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each plan participant will be held by the plan agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the plan.

         There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Fund will pay the plan agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the plan are expected to be less than the usual brokerage charges for such transactions, because the plan agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

         The receipt of dividends and distributions under the plan will not relieve participants of any income tax which may be payable on such dividends or distributions. See "Taxation."

         Experience under the plan may later indicate that changes in the plan are desirable. Accordingly, the Fund and the plan agent reserve the right to terminate the plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the plan at least 30 days before the record date for such dividend or distribution. The plan also may be amended by the Fund or the plan agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the plan. All correspondence concerning the plan should be directed to the plan agent at P.O. Box 43027, Westborough, Massachusetts 43027 (telephone: (508) 871-8500).

                                    TAXATION

         The following is a general summary of certain United States federal income tax considerations affecting the Fund and its stockholders. It is not expected that stockholders will be subject to the alternative minimum tax as a result of their investment in the Fund. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors regarding an investment in the Fund. This summary reflects applicable tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts of the U.S. Internal Revenue Service (the "IRS"), retroactively or prospectively.

THE FUND

         The Fund has qualified as and intends to continue to qualify as a "regulated investment company" for federal income tax purposes under the U.S. Internal Revenue Code. In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts) and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses.

         If the Fund qualifies as a regulated investment company and distributes to its stockholders at least 90% of its investment company taxable income (as that term is defined in the U.S. Internal Revenue Code, without regard to the deduction for dividends paid), then the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax at a rate of 35% on any undistributed income. Investment company taxable income includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses, but does not include "net capital gain," which is net long-term capital gains in excess of net short-term capital losses. If in any year the Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal income tax in the same manner as an ordinary corporation, and distributions to stockholders would be taxable to such holders as ordinary dividend income to the extent of the earnings and profits of the Fund. Such distributions generally would be eligible
(i) to be treated as "qualified dividend income" (as discussed below) in the case of individual stockholders and (ii) for the dividends-received deduction in the case of corporate stockholders. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long- or short-term capital gain. In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of the Fund's ordinary income for such calendar year, (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of such year, and (c) 100% of the undistributed ordinary income and gains from prior years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax.

         The Fund intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax.

         The Fund may engage in hedging involving foreign currencies, forward contracts, options and futures contracts (including options and futures contracts of foreign currencies). See "Additional Investment Activities--Hedging." Such transactions will be subject to special provisions of the U.S. Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. In addition, these provisions (1) will require the Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

         The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Investments generally will be maintained and income therefrom calculated by reference to certain foreign currencies and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Under

Section 988 of the U.S. Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

         Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

         The tax treatment of certain investments of the Fund is not free from doubt and it is possible that an IRS examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement necessary for the Fund to maintain its status as a regulated investment company under the U.S. Internal Revenue Code. In such event, the Fund may be able to make a "deficiency dividend" distribution to its stockholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the stockholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made) in the taxable year in which such dividends are received. A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each stockholder not treated as a dividend would be recharacterized as a return of capital and reduce the stockholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a stockholder to recognize additional gain upon the sale of such stockholder's shares.

         The Fund intends to make investments which may, for federal income tax purposes, constitute investments in shares of foreign corporations. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its stockholders. The Fund will generally not be able to pass through to its stockholders any credit or deduction for this tax. Additional charges in the nature of interest may be imposed with respect to deferred taxes arising from the distributions or gains. If the Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" under the U.S. Internal Revenue Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and calendar year distribution requirements described above.

         Alternatively, the Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Any income recognized by the Fund pursuant to the "mark-to-market" election would be subject to the 90% and calendar year distribution requirements described above.

U.S. STOCKHOLDERS

         DISTRIBUTIONS. Distributions to stockholders of investment company taxable income will, except in the case of distributions attributable to "qualified dividend income" described below, be taxable as ordinary income to the extent of the Fund's earnings and profits, whether such distributions are paid in cash or reinvested in additional shares. It is not anticipated that a significant portion of such dividends, if any, will qualify for the dividends-received deduction generally available for corporate stockholders under the U.S. Internal Revenue Code.

Stockholders receiving distributions from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will generally be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution. Consequently, if the number of shares distributed reflects a market premium, the amount distributed to stockholders participating in the plan would exceed the amount of the cash distributed to nonparticipating stockholders.

         For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income that are designated by the Fund as derived from "qualified dividend income" are taxed to individual stockholders at the rates applicable to long-term capital gain, which reach a maximum of 15%. Qualified dividend income includes dividends received from foreign corporations only if such corporations are "qualified foreign corporations" and the Fund meets holding period and other requirements with respect to its investment in such corporations. The Fund will not be able to pass through to any stockholder the tax treatment of qualified dividend income (namely, that such income will be taxed at long-term capital gain rates) unless that stockholder also meets the same holding period and other requirements with respect to its investment in stock of the Fund. A foreign corporation is a "qualified foreign corporation" if it is (i) eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (ii) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The United States Treasury Department has issued a notice indicating that the income tax convention between the United States and India currently in effect (the "Convention") satisfies the requirements described in clause (i) of the preceding sentence. Accordingly, dividends paid by Indian corporations that are eligible for the benefits of the Convention will generally be eligible to be passed through to Fund stockholders as qualified dividend income. Dividends paid by PFICs, however, will not be treated as qualified dividend income. The provisions of the U.S. Internal Revenue Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

         Distributions to stockholders of net capital gain that are designated by the Fund as "capital gain dividends" will be taxable as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held by such stockholders. Capital gain dividends will not be eligible for the dividends-received deduction. The current maximum federal income tax rate imposed on individuals with respect to long-term capital gains is limited to 15%, whereas the current maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains, which are taxed at the same rates as ordinary income) is 35%. With respect to corporate taxpayers, long-term capital gains are currently taxed at the same federal income tax rates as ordinary income and short-term capital gains.

         A distribution to a stockholder of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by the stockholder as a return of capital which is applied against and reduces the stockholder's basis in his shares. To the extent that the amount of any such distribution exceeds the stockholder's basis in its shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.

         The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Dividends and distributions by the Fund are generally taxable to the stockholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to stockholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as paid by the Fund and received by the stockholders as of December 31 of such year, provided that the dividend is paid during January of the following year.

         A notice detailing the tax status of dividends and distributions paid by the Fund will be mailed annually to the stockholders of the Fund.

         DISPOSITIONS AND REPURCHASES. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the stockholder's hands. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a stockholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received or deemed received by the stockholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other substantially identical shares are acquired (whether under the plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         A repurchase by the Fund of shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the U.S. Internal Revenue Code, any shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any shares, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder, and there is a risk that stockholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund's cash to repurchase shares may adversely affect the Fund's ability to satisfy the 90% distribution requirement described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the 90% distribution requirement has been satisfied.

         FOREIGN TAXES. The Fund will be subject to withholding and other taxes imposed by India and may be subject to certain taxes imposed by other foreign countries with respect to dividends, interest, capital gains and other income. If the Fund qualifies as a regulated investment company, the 90% distribution requirement discussed above is satisfied and more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, then the Fund may elect to treat any foreign income taxes paid by it (if such taxes are treated as income taxes under U.S. income tax principles) as paid by its stockholders. The Fund has historically made and intends to continue to qualify for and to make this election. For any year that the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles will be included in the income of its stockholders. Each stockholder will be required to include in its gross income, even though not actually received, his pro rata share of the foreign income taxes paid by the Fund, and will be entitled (subject to certain limitations) to credit the amount included in his income against his U.S. tax liabilities, if any, or to deduct such amount from his U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its stockholders, in writing, the amount per share of such foreign income taxes that must be included in each stockholder's gross income and the amount that will be available for deductions or credit. In general, a stockholder may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate stockholders (including certain foreign stockholders as described below) who do not itemize deductions. If a stockholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the stockholder's taxable income from foreign sources (but not in excess of the stockholder's entire taxable income) bears to his entire taxable income. This limitation must be applied separately to certain categories of income and the related foreign taxes. In certain circumstances, a stockholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or
(ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must meet this holding period requirement with respect to its foreign stock and securities in order for "creditable" foreign taxes to be passed through to its stockholders. Generally, under U.S. law, capital gains realized by U.S. residents are treated as U.S. source income. Under the Convention, however, capital gains realized by U.S. residents which may be taxed in India will be treated as foreign source income, unless inconsistent with U.S. law. Section 865(h) of the U.S. Internal

Revenue Code provides that if a taxpayer elects, gain from the sale of stock of a foreign corporation by a U.S. resident (as defined in Section 865(g) of the U.S. Internal Revenue Code) will be treated as foreign source if, pursuant to a U.S. tax treaty (without regard to the general U.S. sourcing rule for capital gains), such income is treated as foreign source. Accordingly, capital gains realized by the Fund which may be subject to Indian capital gains tax should be treated as foreign source if the election is made. Stockholders should consult their own tax advisors with respect to making this election and the general application of foreign tax credits.

         BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate stockholders. This tax may be withheld from dividends if (i) the stockholder fails to furnish the Fund with the stockholder's correct taxpayer identification number, (ii) the IRS notifies the Fund that the stockholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the stockholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Corporate stockholders and other stockholders specified in the U.S. Internal Revenue Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder's federal income tax liability, provided the required information is furnished to the IRS.

         DISCLOSURE REGULATIONS. Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN STOCKHOLDERS

         U.S. taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("foreign stockholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

         INCOME NOT EFFECTIVELY CONNECTED. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income (including dividends designated as qualified dividend income) will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Furthermore, foreign stockholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its stockholders, but will not be able to claim a credit or deduction for the foreign taxes as having been paid by them.

         Distributions of capital gain dividends to a non-resident alien who is present in the United States for fewer than one hundred eighty-three days during the taxable year will not be subject to the 30% U.S. withholding tax. An alien individual who is physically present in the United States for more than one hundred eighty-two days during the taxable year generally is treated as a resident for U.S. federal income tax purposes, in which case he or she will be subject to U.S. federal income tax on his or her worldwide income, including ordinary income and capital gain dividends, at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign stockholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax from distributions of capital gain dividends under the backup withholding system unless the foreign stockholder makes required certifications to the Fund on a properly completed IRS Form W-8BEN (or other applicable form), or otherwise establishes an exemption. The amount so withheld could be applied as a credit against any U.S. tax due from the stockholder or, if no tax is due, refunded pursuant to a claim therefor properly filed on an income tax return.

         Any gain that a foreign stockholder realizes upon the sale or other disposition of shares of the Fund will ordinarily be exempt from U.S. withholding tax unless the stockholder is an alien individual who is physically present in the United States for more than one hundred eighty-two days during the taxable year (as discussed above), the gain is U.S. source income and certain other requirements are met.

         INCOME EFFECTIVELY CONNECTED. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and net capital gain, and any gains realized upon the sale of shares or the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate stockholders may also be subject to the 30% branch profits tax.

         The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

INDIAN TAXES

         The income of foreign institutional investors, including the Fund, from securities or capital gains arising from the transfer of securities is taxable as per the provisions of section 115AD of the Indian Income Tax Act, 1961, which are:

         o the income received in respect of securities (other than (1) income from dividends on which a dividend distribution tax has been paid or (2) income of an Offshore Fund from units of the Unit Trust of India or specified mutual funds covered by section 115AB of the Indian Income Tax Act) is to be taxed at the rate of 20%;

         o income by way of long-term capital gains arising from the transfer of the said securities is to be taxed at the rate of 10%; and

         o income by way of short-term capital gains arising from the transfer of the said securities is to be taxed at the rate of 30%.

The tax on income in respect of securities as aforesaid will apply on the gross amount of such income without allowing for any deduction under sections 28 to 44C, 57 and Chapter VIA of the Indian Income Tax Act.

         The expression "securities" referred to above shall have the meaning assigned to it in clause (h) of section 2 of the Indian Securities Contract (Regulation) Act, 1956. These include:

         o shares, scrips, stocks, bonds, debentures, derivatives, debenture stock or other marketable securities of a like nature in or of any incorporated or other body corporate;

         o   Indian Government securities; and

         o   Rights or interests in securities.

         On account of the concessional rate of income tax on the capital gains, the provisions otherwise applicable to non-residents for protection from fluctuation of rupee value against foreign currency for computing capital gains arising from the transfer of shares in, or debentures of, an Indian company, will not apply to capital gains arising to foreign institutional investors and their sub-accounts covered under the Indian Income Tax Act. Similarly, the benefit of cost inflation indexation will also not be available to foreign institutional investors while computing long-term capital gains arising to them on transfer of securities.

         Shares in a company or listed securities, shall have to be held for more than 12 months in order to qualify as a long-term capital asset. Other securities shall have to be held for more than 36 months in order to qualify as a long-term capital asset.

         Income of foreign institutional investors and their sub-accounts in respect of securities shall be subject to deduction of tax at source. However, no deduction of tax shall be made from any income by way of capital gains arising from the transfer of securities. In order that the tax on capital gains arising to foreign institutional investors and their sub-accounts can be realized, each foreign institutional investor and its sub-account, while applying for initial registration with SEBI, will have to specify an agent, including a person who is treated as an agent under section 163 of the Indian Income Tax Act for the said purpose.

         Dividends paid to a foreign institutional investor or sub-account will not be liable to tax. However, the Indian Company will be liable to pay a "dividend distribution tax" currently at the rate of approximately 12.8125% (inclusive of surcharge) on the total amount distributed as dividend. Distribution to non-residents of bonus shares or rights to subscribe for shares (for the purpose of this section, "Rights") made with respect to shares are not subject to Indian tax.

         CAPITAL LOSSES. Section 115AD does not contain provisions for the tax treatment of capital losses arising on a transfer of shares in India. In general, losses arising from a transfer of a capital asset in India can only be set off against capital gains and not against any other income. To the extent that the losses are not absorbed in the year of transfer, they may be carried forward for a period of eight assessment years immediately succeeding the assessment year for which the loss was first computed and may be set off against the capital gains assessable for such subsequent assessment years. However, a long-term capital loss can be set off only against a long-term capital gain. In order to make use of capital losses in this manner, the foreign institutional investor/sub-account would be required to file appropriate and timely tax returns in Indian and undergo the usual assessment procedures.

         TAX TREATIES. Currently dividend income is not subject to tax in India in the hands of the holder of the shares. The provisions of Double Taxation Avoidance Agreement entered into by the Government of India with the country of residence of the foreign institutional investor or sub-account will be applicable in the matter of taxation of income, gains or dividends (if applicable). Where the Government of India has entered into a Double Taxation Avoidance Agreement, then in relation to a foreign institutional investors or sub-account the provisions of the Indian Income Tax Act shall apply to the extent the provisions of the Indian Income Tax Act are more beneficial.

         STAMP DUTY. Purchasers of shares who seek to register such shares on the share register of the Indian company are required to pay Indian stamp duty at the rate of Rs. 0.25 for every Rs. 100 or part thereof of the market value of such shares. In order to register a transfer of shares in certificated form with the Indian company, it is necessary to present a stamped deed of transfer. Upon issue of shares, the Indian company will be required to pay stamp duty at the applicable rate on the share certificate. However, the shares must be delivered in uncertificated form, and no stamp duty is payable on the acquisition or transfer of shares in such form.

         WEALTH TAX, GIFT TAX AND INHERITANCE TAX. At present there are no taxes on wealth, gifts and inheritances, which apply to bonds, GDSs and the underlying shares.

         SERVICE TAX. Brokerage or commission fees paid to stockbrokers in connection with the sale or purchase of securities are now subject to an Indian service tax of 8%. A stockbroker is responsible for collection of such service tax at such rate and for paying the same to the relevant authority.

                                 NET ASSET VALUE

         The net asset value of the Fund's shares of common stock is calculated no less frequently than weekly, on the last business day of each week and at such other times as the board of directors may determine. In addition, during a repurchase offer, the Fund makes this information available by telephone toll-free at 800-421-4777. Currently, The Wall Street Journal, The New York Times and Barron's publish net asset values for closed-end investment companies weekly.

         The net asset value per share of the common stock is determined by dividing the value of the net assets of the Fund (the value of its assets less its liabilities including borrowings, exclusive of capital stock and surplus) by the total number of shares of common stock outstanding. In valuing the Fund's assets, all securities for which market quotations are readily available are valued:

         o at the last sale price prior to the time of determination if there was a sale on the date of determination,

         o at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available; and

         o at the bid price if there was no sales price on such date and only bid quotations are available. In instances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the board of directors may prescribe.

         Securities may be valued by independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the board of directors determines that that valuation does not constitute fair value. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the board of directors.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL

         The authorized capital stock of the Fund is 100,000,000 shares of common stock, par value $.001 per share. The common stock is fully paid and nonassessable. All shares of common stock are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors. As a NYSE-listed company, the Fund is required to hold annual meetings of its stockholders.

         The Fund has no present intention of offering additional shares of its common stock other than by this offering. Other offerings of its common stock, if made, will require approval of the Fund's board of directors. Any additional offering will be subject to the requirements of the U.S. Investment Company Act of 1940, as amended, that shares of common stock may not be sold at a price below the then-current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's outstanding common stock.

         The following table shows the number of shares of (i) capital stock authorized and (ii) capital stock outstanding for each class of authorized securities of the Fund as of June 22, 2004 and as adjusted for this offer:


                                                                                              AMOUNT OUTSTANDING,
                                                              AMOUNT OUTSTANDING AS OF       AS ADJUSTED FOR THE
TITLE OF CLASS                       AMOUNT AUTHORIZED              JUNE 22, 2004                  OFFER (2)
-----------------------------        ----------------         ------------------------       --------------------
Common Stock...............             100,000,000                23,302,828 (1)                 31,070,438

----------
*   All figures have been rounded to the nearest whole share.

(1) The Fund does not hold any shares of common stock for its own account.

(2) This amount assumes that all rights are exercised. If the Fund increases the number of shares subject to this offer by 25% in order to satisfy over-subscription requests, the amount of shares of common stock outstanding, as adjusted, would be increased by 1,941,903 shares, to an aggregate of 33,012,341 shares outstanding, as adjusted.

COMMON STOCK

         The Fund's shares of common stock are publicly held and are listed and traded on the NYSE under the symbol "IFN." The following table sets forth for the periods indicated the high and low sales prices on the NYSE per share of the common stock of the Fund and the net asset value per share on the dates of those market highs and lows:


                                                                                         NET ASSET VALUE
                                                      MARKET PRICE PER SHARE            PER SHARE ON DATE
                                                           AND RELATED                    OF MARKET HIGH
                                                 DISCOUNT (-)/PREMIUM (+) (2)(3)           AND LOW (1)
                                               -----------------------------------      ------------------
QUARTER ENDED                                       HIGH                  LOW            HIGH        LOW
----------------------------------------       ---------------      --------------      ------     ------
June 30, 2002...........................       $10.81 (-17.3%)      $9.23 (-21.3%)      $13.07     $11.73
September 30, 2002......................       $10.00 (-20.8%)      $8.73 (-22.3%)      $12.62     $11.23
December 31, 2002.......................       $10.67 (-16.6%)      $8.66 (-20.5%)      $12.80     $10.89
March 31, 2003..........................       $11.10 (-13.1%)      $10.01 (-14.5%)     $12.77     $11.71
June 30, 2003...........................       $12.25 (-13.8%)      $9.50 (-16.3%)      $14.21     $11.35
September 30, 2003......................       $15.56 (-14.2%)      $12.29 (-15.1%)     $18.13     $14.48
December 31, 2003.......................       $25.75 (+8.4%)       $15.53 (-16.9%)     $23.76     $18.69
March 31, 2004..........................       $28.64 (+14.1%)      $23.60 (+3.8%)      $25.09     $22.74
June 30, 2004...........................

----------
(1) Based on the Fund's computations.

(2) Highest and lowest closing market price per share reported on the NYSE.

(3) "Related Discount (-) / Premium (+)" represents the discount or premium from net asset value of the shares on the date of the high and low market price for the respective quarter.

         Although the Fund's common stock has recently traded at a premium, it has historically traded at a discount to its net asset value per share. In an attempt to reduce this discount, the Fund may conduct periodic repurchases of shares or, with the approval of shareholders, amend its articles of amendment and restatement so that it may convert to an open-end investment company. The Fund has, in the past, conducted open-market repurchases and a tender offer of its shares. In April 2003, the Fund converted to an interval fund structure pursuant to which it conducts semi-annual repurchase offers for between 5% and 25% of the Fund's outstanding common stock. The Fund's board of directors has authorized two previous repurchase offers of up to 15% and 5%, respectively, of its outstanding common stock.

         There is no assurance that tendering for shares, conducting repurchase offers or converting to an open-end fund will cause the shares to trade at or above net asset value because the market price of the Fund's shares is, among other things, determined the supply and demand for the Fund's shares, the Fund's investment performance and investor perception of the Fund's overall attractiveness as an investment as compared with alternative investments.

PREFERRED STOCK

         The Fund's articles of amendment and restatement provide that the board of directors may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the board of directors, by action by the board of directors without the approval of the holders of common stock. Holders of common stock have no preemptive right to purchase any shares of preferred stock that might be issued. The terms of any preferred stock, including its dividend rate, liquidation preference and redemption provisions, will be determined by the board of directors, subject to applicable law and the Fund's charter. Presently, the Fund has no outstanding preferred stock and has no intention of offering shares of preferred stock.

SPECIAL VOTING PROVISIONS

         The Fund presently has provisions in its articles of amendment and restatement and its amended and restated by-laws that are commonly referred to as "anti-takeover" provisions and may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

         First, a director may be removed from office only for cause by vote of at least 75% of the shares entitled to be cast for the election of directors.

         Second, the affirmative vote of 75% of the entire board of directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of holders of at least 75% of the common stock unless it is approved by a vote of 75% of the continuing directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the common stock. A "continuing director" for purposes of this section is any member of the board of directors of the Fund who:

               o is not a person or affiliate of a person who enters or proposed to enter into a business combination (as defined below) with the Fund (an "interested party"), and

               o who has been a member of the board of directors for a period of at least 12 months, or has been a member of the board of directors since February 1, 1994, or is a successor of a continuing director who is unaffiliated with an interested party and is recommended to succeed a continuing director by a majority of the continuing directors then on the board of directors of the Fund.

         Third, the board of directors is classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two-year period. The affirmative vote of at least 75% of the shares will also be required to amend the charter or by-laws to change any of the provisions in this paragraph and the preceding two paragraphs.

         Additionally, the affirmative vote of 75% of the entire board of directors and the holders of at least (i) 80% of the common stock and (ii) in the case of a business combination (as defined below), 66 2/3% of the common stock other than common stock held by an interested party who is (or whose affiliate is) a party to a business combination or an affiliate or associate of the interested party, are required to authorize any of the following transactions:

               o merger, consolidation or statutory share exchange of the Fund with or into any other person;

               o issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund, transfers by the Fund of securities or other property to a corporation, trust, partnership or other entity which is wholly owned by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

               o sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, excluding sales, exchanges, transfers or other dispositions by the Fund to any person or entity which is wholly owned by the Fund, and except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (we refer to the transactions described in these first three bullets as "business combinations");

               o the voluntary liquidation or dissolution of the Fund, or an amendment to the Fund's charter to terminate the Fund's existence; or

               o unless the U.S. Investment Company Act of 1940, as amended, or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.

         However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in the fifth bullet above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires, the affirmative vote of a majority of the votes entitled to be cast thereon shall be required.

         The Fund's by-laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters at least 60 days prior to the meeting (or 10 days following the date notice of such meeting is given by the Fund if The Fund gives less than 70 days' notice of such meeting).

         Reference is made to the articles of amendment and restatement and amended and restated by-laws of the Fund, each on file with the SEC, for the full text of these provisions. The percentage of votes required under these provisions, which is greater than the minimum requirements under Maryland law absent the elections described above or in the U.S. Investment Company Act of 1940, as amended, will make more difficult a change in the Fund's business or management and may have the effect of depriving stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Fund's board of directors, however, has considered these anti-takeover provisions and believes they are in the best interests of stockholders.

         In addition, in the opinion of the Investment Manager, these provisions offer several advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control; they promote continuity and stability; and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER

         The Fund is party to a Management Agreement dated June 4, 2003 between the Fund and Advantage Advisers, Inc., a Delaware corporation. Advantage Advisers, Inc., which is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended, or the Advisers Act, has been the Investment Manager of the Fund since the Fund's organization in 1993. The Investment Manager is a wholly owned subsidiary of Oppenheimer Asset Management Inc., which is an affiliate of Oppenheimer & Co. Inc., the Fund's administrator. Oppenheimer & Co. Inc. has been engaged in the management of investment funds for more than 44 years. As of December 31, 2003, total assets under management by Oppenheimer & Co. Inc. and its affiliates were approximately $46 billion for investment company, corporate, pension, profit-sharing and other accounts. Oppenheimer & Co. Inc. is an indirect wholly owned subsidiary of Oppenheimer Holdings, Inc. The address of the Investment Manager is 200 Park Avenue, 24th Floor, New York, NY 10166.

         The Investment Manager acts as an investment adviser of the Fund and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Investment Manager will have discretion over investment decisions for the Fund and, in that connection, will initiate purchase and sale orders for the Fund's portfolio securities. Punita Kumar-Sinha, as noted below, is the Fund's portfolio manager and is primarily responsible for the day-to-day management of the Fund's portfolio. In addition, the Investment Manager will make available research and statistical data to the Fund.

         The Investment Manager serves as investment manager or investment adviser for two registered investment companies, including the Fund and The Asia Tigers Fund, Inc., which was initially offered in November 1993 and has approximately $92 million in assets.

         Under the Fund's articles of amendment and restatement and Maryland law, the Fund's business and affairs are managed under the direction of its board of directors. Investment decisions for the Fund are made by Advantage, subject to any direction it may receive from the Fund's board of directors, which periodically reviews the Fund's investment performance.

         COMPENSATION. The Fund pays the Investment Manager monthly fees at an annual rate of 1.10% of the first $750 million of the Fund's average weekly net assets and 0.95% of such assets in excess of $600 million. For the fiscal years ended December 31, 2003, 2002 and 2001, the Fund paid the Investment Manager $4,395,688, $4,021,761 and $4,348,875, respectively.

         In reaching a decision to continue the engagement of the Investment Manager, the Fund's board reviewed information derived from a number of sources covering a range of issues. The board considered, among other things: the terms of the management agreement; comparative fee information concerning other investment companies advised by the Investment Manager; the terms of the management or advisory agreements of any other similar investment companies, particularly with respect to fee levels; the nature, quality and scope of the operations and services to date provided to the Fund by the Investment Manager; the commitment of the Investment Manager to maintain and enhance the services provided to the Fund by the Investment Manager; the benefits to the Investment Manager of its relationship with the Fund; the experience and reputation of the Investment Manager and the likelihood of its continued financial stability.

         Based on its review, the board of directors, including all of the non-interested directors, concluded that it was satisfied with the nature and quality of the services provided by the Investment Manager to the Fund and that the management fee was reasonable in relation to such services. Accordingly, the board of directors approved the continuation of the management agreement as being in the interests of the Fund's stockholders.

         EXPENSES. Except for the expenses borne by the Investment Manager pursuant to the management agreement, the Fund pays or causes to be paid all of their expenses and liabilities, including, among other things, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs, of the Investment Manager); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing stockholder reports, proxy materials, prospectuses, stock certificates and distributions of dividends; charges of the Fund's custodians, sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any, registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors or non-interested members of any advisory or investment board, committee or panel of the Fund; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of an advisory or investment board, committee, or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the board of directors or any committee thereof, or of any such advisory of investment board committee or panel; salaries of stockholder relations personnel; costs of stockholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

         PORTFOLIO MANAGER. As noted above, Punita Kumar-Sinha is the Fund's portfolio manager, the person associated with the Investment Manager who is primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Kumar-Sinha has been portfolio manager since 1997. In addition to her service to the Fund, Ms. Kumar-Sinha has also served as a Managing Director of Oppenheimer Asset Management Inc., has been a Senior Portfolio Manager to The Asia Tigers Fund, Inc. since 1999 and has also co-managed several funds not registered under the U.S. Investment Company Act of 1940. She has both a masters and doctorate in finance from The Wharton School, a masters of business administration from Drexel University and a degree from the Indian Institute of Technology in chemical engineering. She is a member of the Association of Investment Management and Research, the Boston Security Analysts Association and the Council on Foreign Relations.

COUNTRY ADVISER

         The Fund is party to a Country Advisory Agreement dated June 4, 2003 between the Fund and Imperial Investment Advisors Private Limited, a company organized under the laws of India. Imperial, which is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended, has been the Country Adviser for the Fund since May 1, 2002. Imperial is a 99%-owned subsidiary of Advantage India, Inc., which served as the Fund's country adviser from August 1, 2001 to April 30, 2002. Advantage India, Inc. is a wholly owned subsidiary of Oppenheimer & Co. Inc, the Fund's administrator. The address of the Country Adviser is Taj President-Mumbai, Room No. 802, 90, Cuffe Parade, Mumbai-400 005, India. The address of Advantage India, Inc. is 200 Park Avenue, 24th Floor, New York, New York 10166.

         Pursuant to the country advisory agreement, the Country Adviser acts as an adviser to the Fund and provides and procures statistical and factual information and research for the Investment Manager regarding investing in India. The Country Adviser is not responsible for the actual investment decisions of the Fund. The Country Adviser has a team of four research analysts that cover approximately 100 companies. The Country Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended.

         COMPENSATION. For its services, the Country Adviser receives from the Investment Manager pays a fee to be agreed upon by the Investment Manager and the Country Adviser from time to time, such fee not to exceed 1.10% of the Fund's average weekly net assets. For the fiscal years ended December 31, 2003, 2002 and 2001, the Fund paid the Country Adviser $399,608, $495,029 and $790,705, respectively. In 2001, the Fund's country adviser was Advantage India, Inc.

         EXPENSES. The Country Adviser, at its expense, provides office space, office facilities and personnel reasonably necessary for the performance of its services.

ADMINISTRATOR

         The Fund is party to an Administration Agreement dated June 4, 2003 between the Fund and Oppenheimer & Co. Inc. (formerly known as Fahnestock & Co. Inc.), a New York corporation. Oppenheimer & Co. Inc. has been the Fund's administrator since 1994. The address of the administrator is 125 Broad Street, New York, NY 10004.

         The administrator performs various administrative services, including providing the Fund with the services of persons to perform administrative and clerical functions, maintenance of the Fund's books and records, preparation of various filings, reports, statements and returns filed with government authorities, and preparation of financial information for the Fund's proxy statements and semiannual and annual reports to stockholders. The administrator subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809.

         EXPENSES. Pursuant to the administration agreement, Oppenheimer & Co. Inc. assumes all expenses incurred by it, except that the Fund reimburses Oppenheimer & Co. Inc. for out-of-pocket expenses incurred by its employees in connection with their attendance at meetings of the board of directors or any committee thereof or any other meeting at which their attendance is required.

         COMPENSATION. The Fund pays Oppenheimer & Co. Inc. a monthly fee at an annual rate of .20% of the Fund's average monthly net assets. For the fiscal years ended December 31, 2003, 2002 and 2001, the Fund paid administration fees of $799,216, $731,299 and $790,704, respectively. In 2001 and 2002, the Fund's adminstrator was CIBC World Markets Corp.

MAURITIAN ADMINISTRATOR

         The Fund is party to a Mauritian Administration Agreement dated April 11, 1994 between the Fund and Multiconsult Ltd., a company organized under the laws of Mauritius. Multiconsult Ltd. has been the Fund's Mauritius administrator since 1994. Multiconsult Ltd.'s address is De Chazal Du Mee (DDM) Building, 10, Frere Felix de Valois Street, Port Louis, Mauritius.

         The Mauritian administrator performs several administrative services, including the maintenance of certain books, records and statements and the calculation of net asset value, and also reports quarterly on behalf of the Fund to the Mauritius Financial Services Commission.

         EXPENSES. Pursuant to the Mauritian administration agreement, the Fund reimburses Multiconsult Ltd. for all reasonable out-of-pocket expenses incurred by it in the performance of its duties.

         COMPENSATION. The Fund pays Multiconsult Ltd. a monthly fee of $1,500 and a quarterly fee of $1,000 for its calculation of net asset value, and the Fund also reimburses Multiconsult Ltd. for additional expenses. For the fiscal years ended December 31, 2003, 2002 and 2001, the Fund paid the Mauritius administrator $26,813, $23,713 and $25,502, respectively.

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES

         Unless earlier terminated as described below, each of the management agreement and the country advisory agreement will remain in effect until June 4, 2005, and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Fund and (ii) by the board of directors of the Fund or by a majority of the outstanding voting securities of the Fund.

         The management agreement may be terminated without penalty by the Fund's board of directors or by vote of a majority of the outstanding voting securities of the Fund or upon 60 days' written notice by the Investment Manager, and it will also terminate in the event it is assigned (as defined in the U.S. Investment Company Act of 1940, as amended). The country advisory agreement may be terminated without penalty by the Fund's board of directors, by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice by the Investment Manager or the Country Adviser, and it will also terminate in the event it is assigned (as defined in the U.S. Investment Company Act of 1940, as amended).

         The administration agreement will remain in effect until the termination thereof by Oppenheimer & Co. Inc. on 90 days' written notice or by the Fund on 60 days' written notice, without penalty. The Mauritian administration agreement will remain in effect until the termination thereof by Multiconsult Ltd. on 3 written months' notice or by the Fund on 6 months' written notice.

         The services of the Investment Manager, the Country Adviser, Oppenheimer & Co. Inc. and Multiconsult Ltd. are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

         CUSTODIANS, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

         Deutsche Bank AG, whose address is Kodak House, 222, Dr. D. N. Road, Fort Mumbai 400 001, India, acts as custodian of the assets of the Fund. Deutsche Bank (Mauritius) Limited, whose address is 4th Floor, Barkly Wharf East, Le Caudan Waterfront, Port Louis, Mauritius, acts as custodian of the cash assets of the Fund.

         PFPC Inc., whose address is 103 Bellevue Parkway, Wilmington Delaware 19809, acts as transfer agent and registrar for the Fund's shares. It also acts as dividend paying agent under the dividend reinvestment and cash purchase plan. PFPC Inc.'s address is P.O. Box 43027, Westborough, Massachusetts 43027.

                                     EXPERTS

         PricewaterhouseCoopers LLP, independent accountants, is the independent registered public accounting firm of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption "Financial Highlights" included in this prospectus and appearing elsewhere herein have been audited by PricewaterhouseCoopers LLP for the periods indicated and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP also performs tax and other professional services for the Fund. PricewaterhouseCoopers LLP's address is 1177 Avenue of the Americas New York, New York 10036.

                                  LEGAL MATTERS

         The validity of the shares offered hereby will be passed on for the Fund by Simpson Thacher & Bartlett LLP, which will rely as to matters of Maryland law on Piper Rudnick LLP. Certain legal matters concerning Indian law will be passed upon by AZB & Partners, Mumbai, India.

                       ENFORCEABILITY OF CIVIL LIABILITIES

         Some of the Fund's directors (i.e., J. Marc Hardy, Stephane R.F. Henry and Luis Rubio) reside and maintain most of their assets outside the United States. These directors have not appointed an agent for service of process in the United States. In addition, the Country Adviser is organized under the laws of India, and AZB & Partners, which has passed upon certain legal matters relating to Indian law, has its principal office in India. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or entities to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against these persons or entities predicated solely upon the U.S. securities laws.

                               OFFICIAL DOCUMENTS

         Certain of the tabular and other statistical information set forth in this prospectus is based upon or derived from official public documents of the Indian government and its ministries, the Reserve Bank of India, the National Stock Exchange and the Mumbai Stock Exchange.

                             ADDITIONAL INFORMATION

         This registration statement and other information can be inspected and copied at the Public Reference Room of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such materials, including copies of all or a portion of the Registration Statement can be obtained from the Public Reference Room of the SEC at prescribed rates. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. Such materials may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                  ADVANTAGE ADVISERS, INC. PROXY VOTING MANUAL

                                                                            Page
                                                                            ----

INTRODUCTION...................................................................1

CHAPTER 1  BOARD OF DIRECTORS..................................................2

     Voting on Director Nominees In Uncontested Elections .....................3

     Chairman and CEO are the same person......................................4

     Independence of Directors.................................................5

     Stock Ownership Requirements..............................................6

     Charitable Contributions..................................................7

     Director and Officer Indemnification And Liability Protection ............8

     Size of the Board........................................................10

     Voting on Director Nominees in Contested Elections ......................11

     Term Of Office...........................................................12

     Compensation Disclosure..................................................13

CHAPTER 2  AUDITORS...........................................................14

     Ratifying Auditors.......................................................15

CHAPTER 3  TENDER OFFER DEFENSES..............................................16

     Poison Pills.............................................................17

     Greenmail................................................................18

     Supermajority Vote.......................................................19

CHAPTER 4  MERGERS AND CORPORATE RESTRUCTURING................................20

     Changing Corporate Name..................................................21

     Reincorporation..........................................................22

CHAPTER 5  PROXY CONTEST DEFENSES.............................................23

     Board Structure:  Staggered vs. Annual Elections ........................24

     Cumulative Voting........................................................25

     Shareholders' Ability to Call Special Meeting............................26

     Shareholders' Ability to Alter Size of the Board.........................27

CHAPTER 6  MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS......................28

     Confidential Voting......................................................29

     Shareholder Advisory Committees..........................................30

     Foreign Corporate Matters................................................31

     Government Service List..................................................32

CHAPTER 7  SOCIAL AND ENVIRONMENTAL ISSUES....................................33

     Energy and Environmental Issues (CERES Principles).......................34

     Northern Ireland (MacBride Principles)...................................35

     Maquiladora Standards and International Operations and Policies..........36

     Equal Employment Opportunity And Discrimination..........................37

     Animal Rights............................................................38

CHAPTER 8  CAPITAL STRUCTURE..................................................39

     Common Stock Authorization...............................................40

     Blank Check Preferred Stock..............................................41

     Preemptive Rights........................................................42

     Stock Distributions:  Splits and Dividends...............................43

     Stock Splits.............................................................43

     Reverse Stock Splits.....................................................44

     Adjustments to Par Value of Common Stock.................................45

     Debt Restructurings......................................................46

CHAPTER 9  EXECUTIVE AND DIRECTOR COMPENSATION................................47

     Director Compensation....................................................48

     Shareholder Proposal to Limit Executive and Director Pay ................49

     Employee Stock Ownership Plans (ESOPs)...................................50

     Options Expensing........................................................51

     Golden Parachutes........................................................52

     Proposal to Ban Golden Parachutes........................................53

     Outside Directors' Retirement Compensation...............................54

CHAPTER 10  STATE OF INCORPORATION............................................55

     Control Share Acquisition Statutes.......................................56

     Opt-Out of State Takeover Statutes.......................................57

     Corporate Restructuring, Spin-Offs Asset Sales, Liquidations.............58

CHAPTER 11  CONFLICTS OF INTEREST.............................................59

     Conflicts................................................................60

CHAPTER 12  GOVERNANCE COMMITTEE AND PROXY MANAGERS...........................62

     Governance Committee.....................................................63

     Proxy Managers...........................................................64

CHAPTER 13  SPECIAL ISSUES WITH VOTING FOREIGN PROXIES........................65

     Special Issues with Voting Foreign Proxies...............................66

CHAPTER 14  RECORD KEEPING....................................................67

     Record Keeping...........................................................68

                              FINANCIAL STATEMENTS

         The audited financial statements for the year ended December 31, 2003 are included in the Fund's 2003 Annual Report and are incorporated by reference into this prospectus. These statements include the Report of Independent Auditors; Portfolio of Investments as of December 31, 2003; Statement of Assets and Liabilities as of December 31, 2003; Statement of Operations for the fiscal year ended December 31, 2003; Statements of Changes in Net Assets for the fiscal years ended December 31, 2003 and December 31, 2002; Notes to Financial Statements; and Financial Highlights for a share of common stock outstanding during each of the fiscal years ended December 31, 2003, 2002, 2001, 2000 and 1999. A copy of our 2003 Annual Report was filed with the SEC on March 9, 2004 and is available on the SEC's website at http://www.sec.gov. It may also be obtained without charge upon written or oral request from our information agent at (866) 297-1264.

                                                                      APPENDIX A

                  GENERAL CHARACTERISTICS AND RISKS OF HEDGING

         A detailed discussion of the hedging (which we define below) that may be done by the Investment Manager on behalf of the Fund follows below. The Fund will not be obligated, however, to do any hedging and makes no representation as to the availability of these techniques at this time or at any time in the future. "Hedging," as used in this section, refers to entering into interest rate, currency or stock index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors or trading in other types of derivatives.

         The Fund's ability to pursue certain of these strategies may be limited by the federal income tax requirements applicable to regulated investment companies that are not operated as commodity pools.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

         The Fund may purchase and sell put and call options on debt and equity securities and indices based upon the prices of debt or equity securities. A put option on a security gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on indices based upon the prices of debt or equity securities ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less in the case of a put, than the exercise price of the option. The purchase of a put option on a security would be designed to protect against a substantial decline in the market value of a security held by the Fund. A call option on a security gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but it has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options that are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

         All such call options sold (written) by the Fund will be "covered" as long as the call is outstanding (i.e., the Fund will own the instrument subject to the call or other securities or assets acceptable under applicable segregation and coverage rules). All such put options sold (written) by the Fund will be secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price.

         The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are:

               o  insufficient trading interest in certain options;

               o  restrictions on transactions imposed by an exchange;

               o trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;

               o  interruption of the normal operations on an exchange;

               o inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

               o a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         Over-the-counter options are purchased from or sold to dealers, financial institutions or other counterparties that have entered into direct agreements with the Fund. With over-the-counter options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option that it has written or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC options with counterparties with the highest long-term credit ratings and with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         CHARACTERISTICS. The Fund may purchase and sell futures contracts on interest rates and indices of debt and equity securities and purchase and sell (write) put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or movements in equity markets. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract. That position is a "long" position if the option is a call and a "short" position if the option is a put.

         MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment, or an "initial margin." It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         NO REGULATORY LIMITATIONS ON USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund's futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund's futures contracts and options thereon may equal or exceed 100% of the Fund's total assets. When required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Investment Manager reserves the right to comply with such different standards as may be established from time to time by rules and regulations of the U.S. Commodity Exchange Commission ("CFTC") with respect to the purchase and sale of futures contracts and options thereon.

         The Fund is operated by persons who have claimed exclusions from the definition of the term "commodity pool operator" under the U.S. Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under such Act.

CURRENCY TRANSACTIONS

         The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange listed currency futures contracts, exchange listed and over-the-counter options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties that have received (or the guarantors of the obligations of that have received) a credit rating of P-1 or A-1 by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc., respectively, or that have an equivalent rating from an nationally recognized statistical rating organization or (except for OTC currency options) are determined to be of equivalent credit quality by the Investment Manager.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in the Fund's portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments, Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

INTEREST RATE TRANSACTIONS

         The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio or to protect against any increase in the price of the securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors that it does not own.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and it will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps.

EQUITY SWAPS AND RELATED TRANSACTIONS

         The Fund may enter into equity swaps and may purchase or sell equity caps and floors. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of the securities that the Fund anticipates purchasing at a later date. The Fund will not sell equity caps or floors that it does not own.

         The Fund may enter into equity swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and it will usually enter into equity swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any equity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors, as noted above, are less liquid than swaps.

RISKS OF HEDGING

         Hedging involves special risks, including the possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if such investment strategies had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at an inopportune time or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging purposes should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon, an the value of the Fund's futures contracts and options thereon may equal or exceed 100% of the Fund's total assets. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from hedging will reduce the Fund's net asset value, and possibly its income, and the losses can be greater than if the hedging had not been used.

         When conducted outside the United States, hedging may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging also could be adversely affected by:

               o  other complex foreign political, legal and economic factors;

               o lesser availability of data on which to make trading decisions than in the United States;

               o delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

               o the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

               o  lower trading volume and liquidity.

SEGREGATION AND COVER REQUIREMENTS

         Much of the hedging that the Fund may enter into is subject to segregation and coverage requirements established by either the CFTC or the SEC, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian cash, U.S. government securities or other liquid debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Fund maintaining positions that it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so. In addition, with respect to futures contracts purchased by the Fund, the Fund will also be subject to the segregation requirements with respect to the value of the instruments underlying the futures contracts. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap on a daily basis, and it will segregate with a custodian an amount of cash, U.S. government securities, or other liquid debt obligations or liquid securities having an aggregate net asset value at least equal the accrued excess.

OTHER LIMITATIONS

         The degree of the Fund's use of hedging may be limited by certain provisions of the U.S. Internal Revenue Code of 1986, as amended. See "Taxation."

                                                                      APPENDIX B

                                REPUBLIC OF INDIA

         THE INFORMATION SET FORTH IN THIS APPENDIX B HAS BEEN EXTRACTED FROM VARIOUS GOVERNMENT AND PRIVATE PUBLICATIONS. THE FUND, ITS BOARD OF DIRECTORS, THE INVESTMENT MANAGER AND THE COUNTRY ADVISER MAKE NO REPRESENTATION AS TO THE ACCURACY OF THE INFORMATION, NOR HAS THE FUND OR ITS BOARD OF DIRECTORS ATTEMPTED TO VERIFY THE STATISTICAL INFORMATION PRESENTED IN THIS APPENDIX B. FURTHERMORE, NO REPRESENTATION IS MADE THAT ANY CORRELATION EXISTS BETWEEN THE REPUBLIC OF INDIA OR ITS ECONOMY IN GENERAL AND THE PERFORMANCE OF THE FUND. REFERENCE IN THE TEXT BELOW TO CONSECUTIVE YEARS (FOR EXAMPLE, 2002/03) MEAN THE FISCAL YEAR BEGINNING APRIL 1 OF THE FIRST YEAR LISTED AND ENDING MARCH 31 OF THE SECOND YEAR LISTED.

THE COUNTRY

GEOGRAPHY

         Situated in Southern Asia and covering an area of approximately 1.3 million square miles, India is the seventh largest country in the world. Bounded by the Himalayas in the north, it stretches southwards into the Indian Ocean between the Bay of Bengal to the southeast and the Arabian Sea to the west. India is bordered by the People's Republic of China, Nepal and Bhutan to the north, Pakistan to the west, and Myanmar and Bangladesh to the east. Sri Lanka lies off its southern shores. The Andaman and Nicobar Islands in the Bay of Bengal and the Lakshadweep Islands in the Arabian Sea are also part of India.

POPULATION

         India is the world's second most populous country. The 2001 census estimated the total population of India as approximately 1.03 billion, and that figure is projected to increase to 1.11 billion by 2006, 1.19 billion by 2011 and 1.27 billion by 2016. Although migration from rural to urban centers has increased steadily, India's population remains predominantly rural. The 2001 census reported that 72.2% of the total population still lives in rural areas.

         Control of population growth is a declared objective of government policy. India's population growth rate has occurred despite an intensive birth control program. The 2001 census reported a population growth rate of approximately 1.96% during the years from 1991 to 2001, which is lower than the 2.15% growth rate from 1981 to 1991. Approximately 35.6% of the Indian population is below 14 years of age.

         The following table sets forth information regarding the total population and its rate of growth during the period from 1951 to 2001:

                          DYNAMICS OF POPULATION GROWTH
                                   1951 - 2001


                                                       TOTAL POPULATION             GROWTH RATE (%)
                                                   (MILLIONS) AT THE END OF     -----------------------
                                                  THE PERIOD (AS OF MARCH 1)    DECADAL          ANNUAL
                                                  --------------------------    -------          ------
1951-1961.....................................                 439                21.6            1.98
1961-1971.....................................                 548                24.8            2.24
1971-1981.....................................                 684                24.8            2.24
1981-1991.....................................                 846                23.7            2.15
1991-2001.....................................               1,027                21.4            1.96

----------
Source:  ECONOMIC SURVEY, 2002-03.

         Life expectancy has increased from 32.5 years for males and 31.7 years for females in 1950/1951 to 63.87 and 66.91 years, respectively, in 2000/2001. Literacy during the same period increased from 18.33% to 65.38% of the population, and the per capita net national product at factor cost (in 1993/94 prices) increased from Rs. 3,687 to Rs. 10,754. The Indian government estimated that 26.10% of the population lived below the poverty line in 1999/2000, as compared with 38.9% in 1987/88.

         Hindi is the official national language and is spoken by approximately 40% of the population. English is recognized as an "official language" under the Indian Constitution and is widely used as the language of jurisprudence, commercial transactions and higher and technical education.

ETHNIC AND CULTURAL DIVERSITY AND CONFLICT

         India has a diverse mix of ethnic and cultural groups. The major line of distinction is generally religion, which in some areas closely mirrors cultural or ethnic divisions as well. Many religions are practiced in India, and Hinduism is the principal religion, followed by an estimated 82% of the total population. The other principal religious groups are Muslims, Christians, Sikhs, Buddhists and Jains. Muslins constitute an estimated 12.12% of the total population.

         Religious and ethnic differences are a recurring source of conflict in India throughout its post-independence era and on several occasions have erupted in violence. In 1992, Hindu fundamentalist groups, encouraged by elements within the Bhartiya Janta Party, a fundamentalist Hindu party, were responsible for the destruction of a 16th century mosque in Ayodhya. This incident led to a major conflict between elements of the Hindu and Muslim populations and to widespread communal rioting throughout the country. Related bombings in Mumbai in March 1993 killed more than 250 people and temporarily closed the Mumbai Stock Exchange. Terrorist bombings occur from time to time in a number of other Indian cities.

         In March 2002, the state of Gujarat experienced communal violence between Hindus and Muslims, and approximately 800 people died. The Indian government has controlled the separatist movement in the state of Punjab and has achieved some success at controlling the movement in the state of Assam. However, the states of Nagaland, Mizoram and Manipur in the northeastern part of India continue to experience insurgencies and separatist movements.

          Since 1990, the Indian government has been involved in a struggle with Muslim separatist guerilla groups in the states of Jammu and Kashmir, which has strained India's relations with its neighbors. Recent peace initiatives led by Indian Prime Minister Atal Bihari Vajpayee and Pakistani President Pervez Musharraf have improved relations between the two countries. See
"Politics--International Relations" in this Appendix B.

GOVERNMENT

CONSTITUTIONAL STRUCTURE

         India gained its independence from the United Kingdom in August 1947, and the Indian Constitution took effect on January 26, 1950. India is a federal republic with certain powers reserved to its twenty-nine states and six "union territories." The Indian Constitution separates the responsibilities of the national and state governments and also provides for the separation of executive, legislative and judicial powers. It also delineates areas where the national and state governments exercise joint jurisdiction.

NATIONAL GOVERNMENT

         The Indian Constitution vests legislative power in a bicameral parliament consisting of the Lok Sabha (House of the People) and the Rajya Sabha (Council of States). All but two members of the Lok Sabha (who are nominated by the President to represent Anglo-Indians) are directly elected in single-member constituencies for a term of five years on the basis of universal adult suffrage. The Indian Constitution provides that the Rajya Sabha cannot consist of more than 250 members, twelve of whom are nominated by the president and the remainder of whom are elected indirectly by representatives of the states and union territories. Elected members of the Rajya Sabha serve six-year terms, and one-third of its members are up for election every two years.

         The executive branch is headed by a president who, as the head of state, exercises power under the Indian Constitution with the advice of the Council of Ministers, which is headed by the prime minister. The president is elected for five-year terms by an electoral college, which consists of elected members of the national and state legislatures. The president performs a primarily ceremonial function. Executive power in practice resides with the prime minister, who is responsible to the Lok Sabha. The president appoints the prime minister, and the president appoints other ministers on the advice of the prime minister.

         The highest appellate court is the Supreme Court of India. The judicial system of India is based on the English system, and its jurisprudence derives from the common law.

STATE GOVERNMENT AND UNION TERRITORIES

         The system of state government closely resembles that of the national government, with each state having a legislature, governor, chief minister and a council of ministers. There are twenty-nine states in India. India has an extensive system of local government that reaches down to the municipality and village level. The national government administers the six union territories, and rural and urban local bodies, which were empowered by 1993 amendments to the Indian Constitution, serve as further institutions of self-government.

POLITICS

DOMESTIC

         India is the largest democracy in the world. Since its independence in 1947, the Congress (I) Party and its prime ministers selected from its leadership have dominated politics at the national level. Previous Congress (I) Party prime ministers include: Jawaharlal Nehru (1947 to 1964); Lad Bahadur Shastri (1964 to 1966); Mr. Nehru's daughter, Indira Gandhi (1966 to 1977 and 1980 to 1984); Ms. Gandhi's son, Rajiv Gandhi (1984 to 1989); P.V. Narasimha Rao (1991 to 1996); H.D. Deva Gowda of Janata Dal (1996 to 1997); and I.K. Gujaral (1997 to 1998). Atal Bihari Vajpayee of the Bhartiya Janta Party served as India's prime minister from March 1998 until May 2004, at which time he led a twenty-five party coalition called the National Democratic Alliance. Following the Indian general elections held in April and May of 2004, the Congress (I) Party again leads the Indian government under the leadership of Prime Minister Manmohan Singh. The Congress (I) Party is likely to form a coalition based on support from leftist and other secular parties.

         The Indian Constitution requires general elections to the Lok Sabha every five years. There have been three different controlling parties since 1989. The Janata Dal Party defeated the Congress (I) Party in a general election in 1989. The Samajwadi Janata Party briefly replaced the Janata Dal Party less than one year later, and the Congress (I) Party returned to power in 1991. Although the Congress (I) Party was unable to gain a majority in the parliamentary elections held that year; it formed a minority government under the leadership of then-Prime Minister Rao.

         The Congress (I) Party historically represents a secular, socialist platform. However, since the formation of Prime Minister Rao's government in 1991, the party has promoted private sector and market-oriented reforms. These economic reforms have received broad-based political support, including that of the Bhartiya Janta Party. Nevertheless, the Indian government's political position has been challenged by the aftermath of a 1992 financial scandal, its failure to prevent the outbreak of countrywide communal violence, the continuing challenges presented by insurgent separatist movements in several of the Indian states and allegations of financial improprieties against certain members of the Indian government. The Indian government narrowly survived a no-confidence vote in July 1993. In 1996, Prime Minister Rao's government stepped down following a corruption scandal.

INTERNATIONAL RELATIONS

         India is one of the charter members of the United Nations and its affiliated bodies and is a founding member of the International Monetary Fund, the International Bank for Reconstruction and Development, the Asian Development Bank and the African Development Bank. India is also a member of the British Commonwealth of Nations, the Non-Aligned Movement, the South Asian Association for Regional Cooperation and the World Trade Organization.

         With the exception of Pakistan, India's foreign relations have generally remained stable. In 1993, India renegotiated its foreign debt to Russia and undertook to rebuild its trade ties with the Central Asian states emerging from the break-up of the former Soviet Union. In addition, India and China in September 1993 agreed to pursue a negotiated settlement of the two countries' longstanding border dispute. India's external affairs minister visited China in June 1999, which marked the resumption of high level dialogue, and both sides agreed on the need for a bilateral security dialogue. The Indian president visited China in 2001, and the Chinese premier visited India in 2002. India and China agreed to establish a bilateral dialogue mechanism to fight terrorism and to accelerate the process of clarification and confirmation of the "line of actual control" along the India-China boundary. The execution of six memorandums of understanding between the two countries has also led to improvements in India-China relations. Relations with the United States have also generally improved since the breakup of the former Soviet Union.

         India's relations with Pakistan have been tense for many years. The two countries have fought three major wars since their partition in 1947. The principal dispute between India and Pakistan relates to the claim on the Indian border states of Jammu and Kashmir. India fought two wars with Pakistan (from 1947-1948 and in 1965) in order to retain its control over Jammu and Kashmir, and a third war with Pakistan in 1971 resulted in the secession of Pakistan's eastern province, which is now the People's Republic of Bangladesh. More recently, India accused Pakistan of involvement in a terrorist attack on the Indian parliament in December 2001, and another large-scale war was threatened. Although that war was averted, the two countries downgraded their diplomatic ties from an ambassadorial level to the level of charge d'affaires and discontinued their land and air links and trade ties. A massive troop build up took place on the India-Pakistan border. The two summits whose purpose was to improve relations failed.

         Relations between India and Pakistan have improved in the past year. In 2003, Prime Minister Vajpayee announced his willingness to commence a dialogue between the countries, and the Pakistani prime minister responded positively to Prime Minister Vajpayee's offer. Ambassadorial ties and land and air-traffic ties have been restored. Pakistan announced a ceasefire along the India-Pakistan border, and the ensuing truce between the two nations led to an end to cross-border hostilities for the first time since an insurgency began in 1989. The Indian cricket team visited Pakistan in 2004 in yet another step toward the thawing of relations between the two countries.

THE INDIAN ECONOMY

OVERVIEW

         Following independence, India pursued a developmental policy based on strong centralized planning, regulation and control of private enterprise, state ownership, trade protectionism and strict limits on the penetration of foreign capital and technology. This protectionist regime limited India's economic development until the mid-1980s, at which time a movement towards liberalization and market orientation of the economy began.

         India experienced a crisis in its balance of payments in early 1991, which threatened to destabilize the economy. At that time, India was running a current account deficit of approximately $10 billion. Reserve levels were down to two weeks of imports despite an International Monetary Fund loan of $1.8 billion. India's financial credibility was very low; commercial borrowing was impossible; inflation was high; and an inflow of foreign currency from non-resident Indians had been reversed. A number of factors contributed to this crisis, including the continuing drain of the government's deficit spending, an increase in petroleum imports accompanied by increases in oil prices that resulted from tensions in the Persian Gulf, the collapse of the Soviet and Eastern European economies and the resulting pressures on India's exports, domestic political instability and the reduction of workers' remittances from the Persian Gulf states at the time of the Persian Gulf crisis. In response to this crisis, then-Prime Minister Rao and Finance Minister Singh instituted a program of structural reforms aimed at stabilizing the economy and promoting reliance on market mechanisms. The main components of the structural reform program are exchange and trade liberalization, financial sector reform and control of budget deficits, inflation and currency supplies. The program promotes foreign technology transfers and foreign investment in certain sectors of the economy as well as further development of the private sector.

         Despite political instability between 1996 and 1999, the Indian economy grew by 6.6%. The Indian government instituted significant reform initiatives such as deregulation of the petroleum sector and the rationalization of income tax rates during this period. From 1999 to the present, India's politics have largely stabilized, and further reform initiatives have been promoted. Among other laws and programs:

               o The Indian Electricity Act was passed in 2003, which aims at introducing competition into the power sector;

               o The Indian Fiscal Responsibility Act was passed in 2003, which provides a legal and institutional framework for controlling deficits and stabilizing debt; and

               o The Indian National Highway Development Program was created, under which the construction of 14,846 kilometers of highways will be built.

In addition, foreign direct investment limits in the telecommunications, refining and banking sectors have been raised, and the Indian government now allows such investment in the insurance sector. The Indian privatization program has also gained momentum, and India has surpassed its disinvestment target for 2003/2004.

         The Indian government's policies have resulted in improved economic performance. Average gross domestic product ("GDP") grew 6.1% from 1992/1993 to 2001/2002, and the Indian government aims for 8% growth in its Tenth Five-Year Plan period. Inflation has been reduced from double to single digits, and fiscal deficits as a proportion of GDP have also been reduced. Foreign exchange reserves have increased substantially and, as of May 14, 2004, were approximately $118.6 billion. The Indian rupee was made fully convertible on the trade account in 1993 and has since been generally stable against the U.S. dollar.

ECONOMIC PLANNING

         India began the process of planned development with the start of the First Five-Year Plan in 1951. The essential goals of Indian planning are the elimination of poverty, development of self-reliance, growth in national and per capita income, industrialization and expansion of employment opportunities.

         The principal planning body is the Planning Commission, which was established in 1950. The Planning Commission undertakes the formulation of a five-year plan every five years in consultation with the various departments of the national and state governments. After extensive debate and discussions, the plan is made effective by parliamentary approval.

         The Tenth Five-Year Plan, which covers the period from 2002 to 2007, aims for 8% average GDP growth in order to double per capita income within the next ten years and to create 100 million employment opportunities during the same period. The Tenth Five-Year Plan anticipates further GDP growth to 9.3% per year during the Eleventh Five-Year Plan period. The growth strategy relies upon a combination of increased investment and improvement in economic efficiency, policy constraints, procedural rigidities and price distortions. The Tenth Five-Year Plan also emphasizes privatization of public enterprises and the easing of legal and procedural barriers to transfers of assets. It also emphasizes qualitative factors relating to poverty, employment, social issues and the environment.

GROSS DOMESTIC PRODUCT

GDP GROWTH

         Average yearly real GDP growth from 1998/1999 to 2002/2003 was 5.3%. The deceleration of GDP growth in 2002/2003 was largely due to the poor performance of the agricultural sector following that year's monsoon season. Overall economic performance was offset though by strong industrial activity and a resurgence of growth in the services sector. The Indian government estimates that real GDP growth will be above 8% for 2003/2004 due to a stronger agricultural sector and the manufacturing and services sectors.

         The following table sets forth changes in India's GDP for the period 1998/1999 through 2003/2004:

                        CHANGES IN GROSS DOMESTIC PRODUCT

                                                  ABSOLUTE VALUES                   % CHANGE OVER PREVIOUS YEAR
                                         ------------------------------------    ------------------------------------
                                         CURRENT PRICES    1993/94 PRICES (a)    CURRENT PRICES    1993/94 PRICES (a)
                                         --------------    ------------------    --------------    ------------------
                                                                       (RS. BILLION)
1998/1999                                    15,981              10,825               15.0                 6.5
1999/2000                                    17,619              11,484               10.3                 6.1
2000/2001                                    19,177              11,987                8.8                 4.4
2001/2002 (b)                                20,910              12,678                9.0                 5.8
2002/03 (c)                                  22,495              13,183                7.6                 4.0
2003/2004 (d)                                25,169              14,245               11.9                 8.1

----------
(a) At factor cost.

(b) Provisional.

(c) Quick estimate.

(d) Advance estimates.

Source:  ECONOMIC SURVEY 2002/03, GOVERNMENT OF INDIA MINISTRY OF FINANCE AND CENTRAL STATISTICAL ORGANISATION
         DATA

COMPOSITION OF GDP

         Agriculture has been the largest historical contributor to GDP. However, since the post-independence era, the Indian economy has progressively depended less on agricultural output and more on the manufacturing and services sectors.

         The following table sets forth changes in the Indian economy by economic sector:


                                                     SECTORAL DISTRIBUTION OF GROSS DOMESTIC PRODUCT
                                                                    (% OF TOTAL GDP)

                         1951/52   1956/57    1961/62   1966/67    1971/72    1976/77     1981/82    1986/87    1991/92    1996/97
                           TO         TO         TO        TO         TO         TO         TO          TO         TO         TO
                         1955/56   1960/61    1965/66   1970/71    1975/76    1980/81     1985/86    1990/91    1995/96    2000/2001
Agriculture...........    52.45      48.94      45.19     47.03      44.21      38.94      35.76       31.94      30.41      27.17
Mining and Quarrying..     0.83       0.98       1.11      1.07       1.13       1.57       2.91        2.80       2.51       2.31
Manufacturing.........    11.31      12.69      14.47     13.20      14.80      16.30      16.34       16.69      16.67      16.22
Electricity Gas &
    Water Supply......     0.31       0.48       0.67      0.92       1.06       1.59       1.80        2.09       2.47       2.50
Construction..........     2.96       3.44       4.07      4.65       4.41       4.79       4.85        5.43       5.27       5.69
Trade Hotels &
    Restaurants.......     6.59       7.19       7.85      8.39       9.40      10.82      12.21       12.46      12.84      13.96
Transport, storage &
    Communications....     3.67       4.09       4.25      4.08       4.18       4.81       5.01        5.84       6.44       7.03
Finance...............    11.69      12.32      11.90     10.35       9.98       9.72       9.52       10.25      11.32      11.73
Public Administration
    and Defense.......     3.45       3.76       4.42      4.59       4.94       5.15       5.37        6.04       5.60       6.06
Other Services........     6.73       6.11       6.07      5.72       5.89       6.32       6.24        6.45       6.46       7.32

----------
Source:  NATIONAL ACCOUNTS STATISTICS, 2003

         Growth rates of the various economic sectors (measured in 1993/94 prices) during the period from 1998/1999 to 2003/2004 are set forth below.


                                                                        GROWTH IN GDP BY SECTOR
                                                                         (% ANNUAL REAL CHANGE)

                                                1998/99      1999/00       2000/01    2001/02 (a)   2002/03 (b)    2003/04 (c)
                                                -------      -------       -------    -----------   -----------    -----------
Agriculture, forestry, logging,
  fishing, mining and quarrying.............      5.9          0.6          -0.1          6.4         -4.0             8.6
Manufacturing, construction,
  electricity, gas and water supply..........     3.8          5.0           7.0          3.4          6.2             6.7
Transport, communication and trade...........     7.7          8.6           6.9          8.6          7.0            10.9
Banking, insurance, real estate and
  business services..........................     7.4         10.6           3.5          4.5          8.8             6.4
Community, social and personal
  services...................................    10.4         12.2           5.6          5.3          5.8             5.9
  Total GDP..................................     6.5          6.1           4.4          5.8          4.0             8.1

----------

Source:  CENTRAL STATISTICAL ORGANISATION DATA


(a) Provisional

(b) Quick estimate

(c) Advance Estimates


PUBLIC SECTOR ENTERPRISES

         The national and state governments own or control a substantial number of enterprises that account for a significant portion of the country's non-agricultural economic activity. State ownership is prevalent in the mining, public utilities, railway, banking, insurance, communications, heavy engineering, chemicals, shipbuilding, paper and financial services sectors. Sectors of total GDP attributable to state ownership rose rapidly in the 1960s and 1970s and less rapidly in the 1980s and the 1990s. State ownership accounted for between 24% to 25% of GDP during the period from 1993/1994 to 2000/2001. Nowadays, state ownership is less dominant in many critical sectors and is likely to decline further in the future.

         Through the 1990s, there has been an increasing consensus on the merits of privatization. Beginning in 1991/1992, minority holders began to sell some of their interests in state-owned industries, but the majority of those companies' ownership was still state-owned. From 1990/2000 onwards, however, the emphasis shifted to "strategic sales" whereby even those majority stakes have been privatized. To date, the Indian central government controls 240 companies; since 1991, it has divested its equity in forty-eight companies and raised Rs. 450.66 billion from such sales. In 2003/2004, the Indian government collected Rs.
155.47 billion in divestiture sales, which exceeded its target of Rs. 132.00 billion.

INFLATION

         Inflation has decreased over the past several years due to adequate food stocks, adequate foreign exchange reserves and a stronger rupee in an environment of subdued global inflationary expectations. Indian monetary policy has also contained inflationary expectations.

         From 1993/1994 to 1999/2000, the inflation rate was 4% per annum, as compared to 7% per annum from 1993/1994 to 1998/1999. The inflation rate as measured by the consumer price index for industrial workers, which measures changes in prices for goods and services consumed by industrial workers, was 3.9% during 2003/2004, a decrease of 0.1% from 2002/2003. The wholesale price index, which measures changes in prices of all commodities in India, declined to 4.47% in the last week of 2003/2004 and is within the target set by the Ministry of Finance and the Reserve Bank of India. The Ministry of Finance aims to keep the inflation rate below 5% during 2004/2005.

         The following table sets forth annual percentage changes in the rate of inflation during the period from 1998/1999 to 2003/2004:


                                                              ANNUAL RATES OF INFLATION
                                                            (% CHANGE OVER PREVIOUS YEAR)

                                    1998/1999     1999/2000     2000/2001     2001/2002     2002/2003     2003/2004
                                    ---------     ---------     ---------     ---------     ---------     ---------
Wholesale Price Index..........         5.9           3.3           7.1           3.6           3.4           5.5
Consumer Price Index for
  Industrial Workers...........        13.1           3.4           3.8           4.3           4.0           3.9

----------

Source:  MINISTRY OF INDUSTRY AND MINISTRY OF LABOUR

WAGES AND EMPLOYMENT

         From 1982/1983 to 1999/2000, employment grew at an average annual rate of 2.02%, and the labor force grew at an average annual rate of 1.96%. The total labor force is presently estimated to be 597.7 million, and the Indian government expects the workforce to increase by approximately 49.99 million from 2002 to 2007 and another 59.18 million from 2007 to 2012. While the percentage of the workforce employed in the agricultural sector has declined in recent years, agriculture labor continues to account for approximately 57% of the work force.

         Estimates of unemployment are not readily available in India. Unemployment figures are reported for urban areas only and only for laborers that register with unemployment offices. Unemployment data also does not reflect those that are under-employed in the Indian economy, which constitutes a large portion of the workforce.

         While unions attempt to increase wages through trade unions, their overall effect on labor costs and prices is small due to their weak bargaining power in a labor-surplus economy. Although India has a minimum wage, its rates vary from state to state and are not applicable to small companies.

AGRICULTURE

         The growth rate of GDP was in the past strongly influenced by the agricultural sector. More recently, the sector's share of GDP has fallen significantly, and, as a result, aggregate GDP has become less sensitive to fluctuations in agricultural performance.

         Nevertheless, agriculture remains a key sector of the Indian economy. Agriculture accounts for approximately 14.7% of total export earnings and provides raw material such as textiles, silk, sugar, rice and dairy products to many Indian industries. Rural areas are the largest market for low and mid-priced durable and non-durable consumer goods. The agricultural sector is growing annually at approximately 2.2%.

         Within the last forty years, India has expanded irrigation capabilities, improved its technical and mechanical production capabilities and introduced an extensive hybridization program. India figures prominently in the production of many agricultural goods. For example:

             o India is the largest producer of pulses in the world, the second largest producer of rice and wheat and the fourth largest producer of coarse grains;

             o India is among the world's largest producers of cotton, sugar, sugarcane, peanuts, jute, tea and spices;

             o India accounts for about 10% of the world fruit production and ranks first in the production of mangos, bananas, sapota and acid lime;

             o India's milk production, estimated at 84.6 million tons, is the highest in the world;

             o India is the fifth largest producer of eggs and seventh largest producer of meat; and

             o India is the largest producer of coconuts, areca nuts, cashew nuts, ginger, turmeric and black pepper.

         In recent years, there has been a considerable emphasis on crop diversification, and horticulture (i.e., fruits, vegetables, ornamental crops, medicinal and aromatic plants and spices) and plantation crops (i.e., coconut, cashew nut and cocoa) have been promoted. Critical infrastructure for cold storage, refrigerated transportation, rapid transit, grading, processing, packaging and quality control has aided these new emphases.

         The annual monsoon significantly affects the agricultural sector. The country experienced a severe drought in July 2002, which is a crucial month for sowing and plant growth, and the drought was followed by below average rainfall. The events contributed to a decline of approximately 5.2% agricultural GDP.

         The following table sets forth the results of agricultural production during the period 1999/2000 through 2003/2004:

                     PERFORMANCE OF AGRICULTURAL PRODUCTION


                                             1999/2000       2000/2001      2001/2002      2002/2003    2003/2004(c)
                                             ---------       ---------      ---------      ---------    ------------
                                                                         (MILLION TONS)
Rice....................................         89.68           84.98          93.08          72.66          87.94
Wheat...................................         76.37           69.68          71.81          65.10          76.12
Coarse cereals..........................         30.34           31.08          33.94          25.29          33.72
Total Pulses............................         13.41           11.07          13.19          11.14          14.42
Total food grains.......................        209.8           196.81         212.02         174.19         212.20
Total Nine Oilseeds.....................        207.1           184.40         208.00         150.58         249.75
Sugarcane (cane)........................      2,993.2         2,959.60       3,001.00       2,815.75       2,554.56
Cotton (a)..............................        115.3            95.20         100.90          87.16         123.88
Jute and mesta (b)......................        105.5           105.60         116.40         113.77         115.92



                                             1999/2000       2000/2001      2001/2002      2002/2003    2003/2004(c)
                                             ---------       ---------      ---------      ---------    ------------
                                                                         (MILLION TONS)
                                                        (% CHANGE IN PRODUCTION OVER THE PREVIOUS YEAR)
                                             -----------------------------------------------------------------------
Rice....................................          4.2            -5.2            9.5          -21.9           21.0
Wheat...................................          7.1            -8.8            3.1           -9.3           16.9
Coarse cereals..........................         -3.2             2.4            9.2          -25.5           33.3
Pulses..................................        -10.1           -17.4           19.2          -15.5           29.4
Total food grains.......................          3.0            -6.2            7.7          -17.8           21.8
Oilseeds................................        -16.3           -11.0           12.8          -27.6           65.9
Sugarcane...............................          3.7            -1.1            1.4           -6.2           -9.3
Cotton..................................         -6.2           -17.4            6.0          -13.6           42.1
Jute and mesta..........................          7.5             0.1           10.2           -2.3            1.9

----------
(a) Million bales of 170 kilograms each.

(b) Million bales of 180 kilograms each.

(c) Second Advance Estimate.

Source:  MINISTRY OF AGRICULTURE

INDUSTRY

         The strategy of Indian industrialization did not change significantly prior to 1990. It emphasized heavy industry, public ownership, and import substitution. Most of India's industry during the early years of the post-independence era revolved around the processing of primary goods such as textiles. The government's import substitution policies have contributed to the development of a large industrial base, which produces, among other items, capital goods and components, cement, steel, consumer durables and consumer products.

         The Indian government introduced a new industrial policy in 1991 that was designed to promote industrial expansion and greater participation by the private sector. The new industrial policy has abolished a licensing system for industrial activity that previously existed in all but fifteen strategic industries, including industries relating to defense equipment, aerospace and petroleum. In addition, since 1991, the Indian government has permitted the private sector to participate in industrial activity relating to the core and basic sectors of the economy (i.e., electricity, coal, petroleum, petroleum refining, steel and cement), which were previously reserved for the public sector enterprises only.

         The following table sets forth changes in the Index of Industrial Production, which is an index that measures the growth of industrial activity in the Indian economy:

           ANNUAL PERCENTAGE GROWTH RATES IN MAJOR SECTORS OF INDUSTRY


                       WEIGHTING(a)   1998/1999     1999/2000    2000/2001      2001/2002     2002/2003     2003/2004
                       ------------   ---------     ---------    ---------      ---------     ---------     ---------

Mining.............       104.73        -0.79          1.00          2.84          1.26          5.80         4.52
Manufacturing......       793.58         4.40          7.16          5.35          2.85          6.01         6.75
Electricity........       101.69         6.43          7.34          3.97          3.10          3.22         4.31
General............     1,000            4.10          6.62          5.02          2.69          5.78         6.34

----------
(a) % of General Index of Industrial Production accounted for by particular industrial sector.

Source:  CSO DATA

         A modest increase in industrial activity beginning in March 2002 permeated all economic segments during 2002/2003 and 2003/2004, and manufacturing contributed more than 80% of the overall growth of industrial production during that period. A sharp rise in the production and imports of capital goods indicated greater investment demand. Business confidence improved in all sectors against the backdrop of improved performance in the corporate sector, less inventory accumulation and an expansion in capacity utilization and order books. Industrial activity was also broadly insulated from the impact of the drought of 2002/2003, except for the durable consumer goods segment where the decreased income adversely affected production.

TEXTILES.

         The textile industry is a labor intensive industry with a low cost of labor. India is one of the largest producers of textiles in the world and competes with countries like China, Bangladesh and Pakistan in this field. Textiles contribute significantly to India's exports.

         The textile industry was one of the first industries privatized in connection with the Indian government's structural reform program, and the industry has undergone a major restructuring in recent years. Specifically, textile mills have modernized their plants and machinery and devoted greater attention to exports. To promote garment exports, the Indian government has begun a program called the Apparel Park for Exports, which subsidizes the construction and development of apparel manufacturing facilities.

CHEMICALS

         India is a major producer of fertilizer and produced 31 million tons in the 2002/2003, as compared with 20 million tons during 1993/1994. It imported approximately 3 million tons during 2002/2003 to meet its demand requirement. India is largely self-sufficient in its requirements of caustic soda, soda ash, potash, paints and varnishes, soaps, detergents and drugs, pharmaceuticals and other chemicals. Its production of petrochemicals is not sufficient to meet demand. .

ELECTRONICS

         The electronics industry has experienced high growth since the 1960s. From 1996/97 to 2001/2002, the industry experienced a 300% growth rate. Software exports have become increasingly important to India's exports and international image and rely upon public investments in human capital, decreased trade barriers and a highly competitive private sector.

         A unique feature of this industry is its emphasis on exports. Software exports have grown at a compound growth rate of over 50% per year for the last five years. Electronics hardware exports also grew sharply in

2000/2001 and 2001/2002 and reached a level of Rs. 58.71 billion in 2001/2002, a growth of 22.6% as compared with the previous year.

         The Indian information technology market grew from Rs. 54.5 billion (US$1.73 billion) in 1994/1995 to Rs. 793.4 billion (US$16.5 billion) in 2002/2003, accounting for 3% of India's GDP in 2002/2003. The industry employed approximately 700,000 professionals in India in 2002/2003.

         Other important electronic segments include the information technology-enabled services sector and business process outsourcing. These segments grew 59% and reached a level of Rs. 113 billion (US$2.3 billion) in 2002/2003.

STEEL

         India's developmental policies have historically promoted the steel industry, and those policies have resulted in the construction of a series of integrated plants. In the late 1990s, the steel industry experienced slow output growth due to a combination of weak domestic demand growth and competition from imports. Over the past three years, the situation has improved. World steel prices have risen since January 2002. Domestic steel demand has also risen due in part to a highway construction project undertaken under the National Highway Authority of India.

CEMENT

         The cement industry has recovered since 2001/2002. It registered a growth rate of 9.52% during 2001/2002 and maintained that trend in 2002/2003 due to an increase in capital expenditures. The first phase of the highway project noted above generated estimated demand for ten million tons of cement. The growth of the housing sector has also increased demand for cement. Cement producers exported 5.14 million tons in 2001/2002.

ENERGY

         Energy is one of the major factors in Indian economic development. An important recent development in the energy sector is the privatization of power distribution in the Indian cities of Orissa and Delhi, which aimed to emulate the success of private sector distribution in the Indian cities of Mumbai, Kolkata and Ahmedabad.

ELECTRICITY

         Total power generation in February 2004 was measured at 460.36 billion kilowatt hours, an increase of 12.1% over the same period of the previous year. Thermal and hydro-generation grew by 9.8 % and 47.2% respectively. Nuclear power generation declined by 11.9%. Total electricity generation recorded a growth of 3.6% in 2002/2003 as compared with the previous year. On March 31, 2002, thermal plants accounted for 71% of capacity and 82 % of generation. The "plant load factor," which is a measure of operational efficiency of thermal power plants, improved from 64.7% in 1997/1998 to 71.1% in 2002/2003.

         The power sector has been delivering unsatisfactory performance in terms of reliable access to electricity. The energy and peak shortages of power have been around 7.5% and 12.1%, respectively. To address the problems, the Tenth Five-Year Plan aims to increase generation capacity by 40%.

         The basic problem faced by this sector is the gap between the cost of user charges and the cost of supply. Despite reform efforts, the gap between the cost of supply and the average tariff increased in recent years from a level of Rs. 0.23 in 1992/1993 to about Rs. 1.1 in 2001/2002. Revenues dropped from 82.2% of costs to 68.6% during that same period.

         The Indian parliament passed the Indian Electricity Act 2003 in 2003, which replaced the predecessor Indian Electricity Act of 1910, the Indian Electricity (Supply) Act of 1948 and the Indian Electricity Regulatory Commissions Act of 1990. The Indian Electricity Act 2003 aims to encourage competition and choice and reduce government regulation.

COAL

         The total production of coal and lignite increased from 320.2 million tons in 1997/1998 to 367.3 million tons in 2002/2003. The production of coal grew 5% from April 2003 to February 2004 as compared with a growth of 4.2% in the corresponding period of the previous year. India was a net exporter of coal until 1978/1979, after which the import level increased significantly. The net imports of coal increased from 8.8 million tons in 1995/1996 to 20.9 million tons in 2002/2003.

PETROLEUM AND NATURAL GAS

         The oil and natural gas industry has recently experienced major efforts at liberalization. Refining capacity in late 2000/2001 increased such that India is now a net exporter of the petroleum products. Net exports of petroleum products were 3.08 million tons in 2001/2002, and 2.11 million tons from April to November 2002. Three new refineries under construction will add a capacity of twenty-four million tons.

         Total crude petroleum production in 2002/2003 and 2001/2002 was at 30.2 and 29.2 million tons, respectively. From April 2003 to February 2004, crude petroleum production grew by 0.9%, as compared with a growth of 3.4% in the same period of the previous year. Net imports of crude oil registered grew from 20.7 million tons in 1990/1991 to 57.8 million tons in 1999/2000--an annual average growth rate of 12.1% during the 1990s. Net imports of crude oil grew to 82 million tons in 2002-03. Offshore crude oil production accounted for approximately 63% of the total production in 2001/2002.

         Natural gas is an important alternative to liquid fuels, which have increased in importance in the last decade. Natural gas production rose to 20.61 billion cubic meters from April to December 2002, which is 4.5% higher than the corresponding period in the previous year. Total production during 2001/2002 was
29.71 billion cubic meters, which is an increase of 0.8% over the previous year's period.

INFRASTRUCTURE

         Indian government efforts have substantially improved some areas of Indian infrastructure over the past decade. Its efforts involved new institutional arrangements like a "build-operate-transfer" program whereby a private company builds and operates a public infrastructure project and later sells it to the government, user charges, new technologies, private sector production and a regulatory framework that fosters competition. The Indian government implemented the "Central Sector Projects" to promote infrastructure development in the power, petroleum and coal sectors. Most projects relate to the railways and the surface transport sectors.

         Economic growth in the 1980s and 1990s highlighted weaknesses in Indian infrastructure, especially gaps relating to power, roads, highways, ports and telecommunications. Despite a diminishing demand-supply gap in the second half of the 1990s, infrastructural weaknesses remain the major impediment to higher growth. Financing continues to be a critical issue in the infrastructure development.

         Energy transport infrastructure will restrict significant acceleration in GDP growth during the Tenth Five-Year Plan period. GDP growth of approximately 8% would require an industrial sector growth of over 10%.

RAILWAY

         India's rail system is among the largest railway systems in the world. India's railway system has an extensive network covering 63,140 kilometers, of which approximately 25% is electrified. The railways had originating revenue-earning freight loading of 555.74 million tons during 2003/2004, representing an increase of 7.1% as compared with 2002/2003.

         Indian railways have instituted several reforms in the face of competition from other modes of transportation in an attempt to increase its share in the transportation ector. Some of these initiatives include:

         o   a rationalization of its freight structure;

         o   undertaking operational improvements; and

         o   delegating more powers to railway general managers.

ROADS

         The total road network in India spans more than 3.3 million kilometers. National highways constitute 58,100 kilometers and carry approximately 45% of the total road traffic.

         The Indian government's creation of a Central Road Fund as a major new source of funding for national, state and rural roads is an important recent innovation. It is part of the National Highway Development Project that aims to expand existing two-lane highways to four or six lanes as well as strengthen existing lanes on nearly 13,000 kilometers of highway. The Indian government has estimated the annual toll potential of the "Golden Quadrilateral," which includes India's four major cities, to be Rs. 37.00 billion and of the North-South and East-West corridors to be Rs. 45.00 billion.

PORTS

         Twelve major and 184 minor and intermediate ports service the Indian coastline. Major ports service approximately 75% of India's port traffic while minor and intermediate ports service the remainder. During 2001/2002, major ports serviced approximately 288 million tons of cargo out of a total capacity of 344 million tons. The Tenth Five-Year Plan projects that the total capacity of major Indian ports will reach 470 million tons. The total cargo serviced at major ports registered 8.7% growth in from April to December 2002, as compared with 1.6% in the previous year's corresponding period. The Indian government has also proposed privatizing major Indian ports.

AIR TRANSPORT

         The civil aviation sector has made significant improvements in coping with the growth of international and domestic traffic. Two "scheduled" non-state owned airlines provide regular domestic air services in addition to the state-owned Indian Airlines. There are forty "non-scheduled" operators, which are airlines that do not serve the public or operate under regular or published schedules.

         Private operators carry 52.6% of the domestic air-traffic. The number of passengers using private sector air services in India has increased from 15,000 in 1990 to about 6.7 million in 2001. Although the Indian government sought to privatize Indian Airlines and Air India, that privatization has been delayed due to lack of bidder interest.

TELECOMMUNICATIONS

         The telecommunications sector has grown since 1995. Total telephone connections on March 31, 2004 numbered 76.16 million, consisting of 42.58 million fixed lines and 33.58 million cellular connections. Mobile connections and fixed connections grew by 160% and 3%, respectively, in 2003/2004 as compared with the previous year. Long distance and mobile phone tariffs decreased by 25% and 74%, respectively, in 2003/2004 as compared with the previous year. The number of phone lines per 100 persons of the population increased from 3.6 in March 2001 to 4.9 by December 2002. The Indian government aims to increase this figure to 9.91 by March 2007.

         The Indian telecom sector ranked first in terms of actual foreign direct investment inflow from August 1991 to February 2003. The sector attracted foreign direct investment valued at Rs. 98.72 billion from August 1991 to January 2004.

FISCAL POLICY

         Indian fiscal policy plays a key role in the country's macroeconomic stability. However, India's increasing competition and economic transparency complicate its fiscal policy formulation because the government is unable to predict certain economic elements, including the magnitude, speed and direction of foreign trade and capital flows.

In an increasingly privatized and open economy, fiscal policy depends, among other things, upon the nature of India's monetary and exchange rate policies, capital market transparency and prevailing macroeconomic conditions.

         Fiscal reforms in the 1990s substantially restructured the Indian tax system. The reforms focused on the stability of tax rates, rationalization and simplification of tax laws and tax compliance. Marginal income tax rates were reduced substantially, and compliance costs have been reduced. The Indian government reduced customs and input and output tariff rates in order to align the tariff structure with that of the other developing countries in the region. In 2003, a government task force also proposed removing tax exemptions, reducing transaction costs for taxpayers and making the tax system neutral with respect to the allocation of resources. The government has not yet implemented this proposal but received it favorably.

         High fiscal deficits continue to concern India's economic policy planners due to declining taxes and increases in government expenditures. The fiscal deficit increased from 6.8% of GDP in 1996/1997 and to 10.0% of GDP by the end of 2002; in 2002/2003, it was 5.4% of GDP. The revenue deficit also increased from 3.6% of GDP to 6.3% of GDP from 1996/1997 by the end of 2002. In 2003/2004, the fiscal deficit has been contained at 4.8% of GDP (which is below the budgetary estimate of 5.6%) due to government tax collections and because the privatization proceeds received by the Indian government have exceeded estimates.

         Indian fiscal policy for 2003/2004 emphasizes:

         o   poverty eradication;

         o   infrastructure development;

         o   fiscal consolidation;

         o   development of agriculture processes, including irrigation; and

         o   increasing efficiency in the manufacturing sector.

         The Indian government is effecting fiscal consolidation through tax reforms and the elimination of budgetary drags such as the excise duty and the service tax. Debt restructuring and cash management as part of expenditure management are also integral elements of fiscal consolidation. Tax rationalization measures announced in January 2004 are expected to further strengthen Indian fiscal reform.

         The Indian government aims to reduce deficits at both the central government and state levels. The Indian government aims to increase the central government's gross tax revenue to 9.9% of GDP by the end of 2006/2007, as compared with 8.2% in the 2001/2002.

         The following table sets forth government expenditures:

                  TOTAL EXPENDITURES OF THE NATIONAL GOVERNMENT


                                           2000/2001       2001/2002      2002/2003*     2003/2004RE     2004/2005BE
                                           ---------       ---------      ----------     -----------     -----------
                                                                        (RS. BILLION)

Total Expenditures...................      3,255.92        3,624.53       4,003.96        4,742.55        4,574.34
Non-Plan Expenditures, including.....      2,429.23        2,611.16       2,889.42        3,527.48        3,223.63
  (a) Interest Payments**............        993.14        1,074.6        1,178.04        1,245.55        1,295
  (b) Defense Expenditures***........        496.22          542.66         556.62          603             660
  (c) Subsidies......................        268.38          312.1          435.15          447.0726        451.7535
Tenth Five-Year Plan Expenditures....        826.69        1,011.94       1,114.55        1,215.07        1,350.71
Revenue Expenditures.................      2,778.39        3,016.11       3,396.27        3,628.87        3,807.42
Capital Expenditures.................        477.53          608.42         607.69        1,113.68          766.92

  AS % OF TOTAL EXPENDITURES                                                 (%)


                                           2000/2001       2001/2002      2002/2003      2003/2004 RE   2004/2005 BE
Non-Plan Expenditures, including.....         74.6            72.0           72.2            74.4            70.5
  (a) Interest Payments..............         30.5            29.6           29.4            26.3            28.3
  (b) Defense Expenditures...........         15.2            15.0           13.9            12.7            14.4
  (c) Subsidies......................          8.2             8.6           10.9             9.4             9.9
Plan Expenditures....................         25.4            27.9           27.8            25.6            29.5
Revenue Expenditures.................         85.3            83.2           84.8            76.5            83.2
Capital Expenditures.................         14.7            16.8           15.2            23.5            16.8

----------
*        Actuals of 2002/2003 are provisional.

**       RE 2003/2004 includes premium of Rs. 40.80 billion for prepayment of foreign and internal debt.

***      Net of defense receipts.  Includes defense capital expenditure

Source:  ANNUAL BUDGET (INTERIM), 2004/2005

         The Indian government's increasing reliance on borrowing has led to a continuous growth in total outstanding debt. Internal liabilities increased from 54.6% of GDP in 1999/2000 to 68.3% in 2003/2004. Despite a reduction in external debt as a percentage of GDP, total outstanding liabilities as a percentage of GDP has increased from 57.9% in 1999/2000 to 70.7% in 2003/2004.

         Greater internal liabilities have raised interest rates. The average rate of interest on internal government debt rose from 7.35% in 1991/1992 to 9.08% in 1997/1998 and increased further to 10.82% in 2001/2002. More recently however, the average interest rate on internal debt fell to 9.93% in 2002/2003 revised estimates, and the average interest rate on the external debt declined from 9.55% in 1992/93 to 6.31% in 2002/2003 revised estimates.

               OUTSTANDING LIABILITIES OF THE GOVERNMENT OF INDIA


                                           1999/2000       2000/2001      2001/2002      2002/2003(a)   2003/2004(b)
                                                                        (RS. BILLION)
1. Internal liabilities.............         9625.92       11,025.95      12,948.63       15,042.26       17,191.33
  a) Internal debt..................         7142.54        8,036.97       9,130.61       10,371.63       11,586.39
  b) Other internal liabilities.....         2483.38        2,988.98       3,818.02        4,670.63        5,604.94
2.External debt (outstanding)*......          584.37          659.45         715.46           576.5          609.31
3.Total outstanding liabilities (1+2)      10,210.29        11,685.4      13,664.09       15,618.76       17,800.64
4.Amount due from Pakistan
  on account of share of partition
  debt                                             3               3              3               3               3
5.Net liabilities (3-4).............       10,207.29        11,682.4      13,661.09       15,615.76       17,797.64
6.Total assets......................         6,077.1         6,765.8        7,605.9         8,547.6         9,564.4
7.Excess of liabilities over assets (5-6)    4,130.2         4,916.6        6,055.2         7,068.2         8,233.2

AS % OF GDP AT CURRENT PRICES
1.Internal liabilities (outstanding)            54.6            57.5           61.9            66.9            68.3
  a) Internal debt..................            40.5            41.9           43.7            46.1              46
  b) Other internal liabilities.....            14.1            15.6           18.3            20.8            22.3
2. External debt (outstanding)*.....             3.3             3.4            3.4             2.6             2.4
3.Total outstanding liabilities.....            57.9            60.9           65.3            69.4            70.7
6.Total assets......................            34.5            35.3           36.4              38              38
7.Excess of liabilities over assets.            23.4            25.6             29            31.4            32.7

----------
(a) Revised estimate

(b) Budget estimate

*   External debt figures represent borrowings by the government from external sources and are based upon historical rates of exchange

Source:  ECONOMIC SURVEY 2002/2003, GOVERNMENT OF INDIA MINISTRY OF FINANCE

MONETARY POLICY

         Indian monetary policy changed in recent years in response to financial sector reforms and the growing external orientation of the Indian economy. Current monetary policy aims to enhance financial sector efficiency, preserve financial stability and improve transmission mechanisms by transitioning from direct to indirect monetary instruments. Current monetary policy seeks to ensure adequate monetary "liquidity" that can meet credit growth and support investment demand while at the same time controlling inflation and promoting softer interest rates and greater medium-term flexibility in India's interest rate structure.

         Bank rate changes, combined with the cash reserve ratio and repo-rate changes, have emerged as important liquidity and monetary management tools. India's "liquidity adjustment facility" has evolved as an effective mechanism for absorbing and increasing day-to-day monetary liquidity, providing a corridor for the "call" money market. During 2002/2003, government reforms in the banking sector promoted a soft interest rate regime and greater bank operational efficiency, as well as stronger bank regulatory mechanisms and better banking technology.

         The following table sets forth changes in the "M1" and "M3" money supply from 1993/1994 to 2002/2003. "M1" includes all currency in circulation as well as demand and other deposits with the public. "M3" includes all components of M1 as well as fixed deposits and savings deposits.

                           CHANGES IN THE MONEY SUPPLY


                                           1998/1999       1999/2000      2000/2001       2001/2002       2002/2003
                                                                        (RS. BILLION)
Currency in circulation..............        1,758.5         1,970.6        2,182.1         2,509.7         2,824.7
Demand deposits......................        1,363.9         1,496.8        1,662.7         1,782.8         1,986.0
Money (Ml)...........................        3,090.7         3,418.0        3,794.5         4,225.3         4,728.3
M1 growth (%)........................           15.4            10.6           11.0            11.4            11.9
Time deposits with banks.............        6,718.9         7,823.8        9,337.7        10,774.7        12,524.0
Broad money supply (M3)..............        9,809.6        11,241.7       13,132.2        15,000.0        17,252.2
M3 growth (%)........................           19.4            14.6           16.8            14.2            15.0

Source:  RESERVE BANK OF INDIA

BANKING AND FINANCE

THE RESERVE BANK OF INDIA

         The Reserve Bank of India is the central bank of India and is entrusted with monetary stability, currency management and supervision of the financial and payments systems. It was established in 1935, and its functions and focus have evolved in response to India's changing economic environment. As the central bank of India, it acts as the banker to the state and national governments, the lender of last resort and the controller of the country's money supply and foreign exchange. The Reserve Bank of India is the sole authority for the issue of bank notes and the supervisory body of all banking operations in the country.

COMMERCIAL BANKS

         Commercial banks in India provide term finance and working capital for industry, agriculture and trade. Commercial banks are categorized as either "scheduled" or "non-scheduled" banks. Of late, public sector banks have contained their interest expenses within reasonable levels due to high liquidity conditions. Declining interest rates also allowed banks to realize gains on the sale of appreciated securities. Provisions and contingencies increased for most domestic bank groups, reflecting their attempts to improve their credit portfolio, but declined for most foreign banks, reflecting improvements in their asset portfolio.

         Capital levels of the banking sector improved with the overall capital adequacy of scheduled banks rising from 10.4% in March 1997 to 12.6% in March 2003 due to the increased reinvestment of profits into reserves. All public sector banks had capital above the stipulated minimum. At the aggregate level, out of the 93 scheduled banks (and excluding regional rural banks), two did not satisfy the stipulated 9.0% capital adequacy ratio.

         Bank credit risk management has also improved due to improved risk management practices, greater recovery efforts and the Indian Securitisation and Reconstruction of Financial Assets and Enforcement of Security Interest Act. Overall non-performing assets in the banking sector declined in March 2003 by over Rs. 20.00 billion, or 8.8% of gross advances. Indian banks recovered approximately Rs. 5 billion through June 2003. Banks are also improving their provisioning levels. Cumulative provisioning against gross non-performing assets of public sector banks increased from 42.5% in 2001/2002 to 47.2% in 2002/2003. Due to this increased provisioning, net non-performing assets to net advances of public sector banks declined from 5.8% in 2001/2002 to 4.5% in 2002/2003.

         Increased competition has also affected the Indian banking system. Interest margin for scheduled banks, which is the excess of interest income over interest expense normalized by total assets, has declined. Banks have also curtailed expenditures, decreased operating expenses and increased worker productivity.

OTHER FINANCIAL INSTITUTIONS

         Most Indian financial institutions were initially established when Indian capital markets were relatively underdeveloped and incapable of adequately meeting the long-term financing needs of the economy. With the improvement of the long-term funds market though and increased financial sector reform, the subsidized credit from financial institutions that previously existed is no longer as important. Further, as concessional sources of finance decrease and Indian financial institutions and banks become more alike, Indian financial institutions not only must raise funds at prevailing market rates but must also compete in their asset and liability aspects. Structural changes in the Indian financial system, coupled with the recent industrial slowdown, have diminished the business volume and profitability of Indian financial institutions. As a result, Indian financial institutions are adjusting their businesses, diversifying their client bases, activities and products.

         The Indian financial institution sector includes term-lending institutions, investment institutions, specialized financial institutions and refinance institutions. Nine financial institutions fall within the regulatory and supervisory domain of the Reserve Bank of India. These are the Industrial Development Bank of India, IFCI Ltd., the Industrial Investment Bank of India Ltd., the Small Industries Development Bank of India, the Export-Import Bank of India, the Tourism Finance Corporation of India Ltd., Infrastructure Development Finance Company Ltd., the National Bank for Agriculture and Rural Development and the National Housing Bank.

         In contrast to the rising trend in financial assistance sanctioned and disbursed by financial institutions from 1996 to 2000, a sharp decline in such assistance occurred in 2001/2002 and 2002/2003. Lack of demand for new projects, exhaustion of unutilized capacities for meeting the increased demand for industrial products, competition from commercial banks and project delays have all contributed to a substantial decline in financial assistance sanctioned and disbursed by select financial institutions. This trend continued despite recent growth in the services sector because service industries are generally human capital-intensive and do not require long-term or project finance.

         In 2002/2003, the financial performance of financial institutions declined against the previous year due to declines in spread and non-interest income as well as a rise in other expenses. IFCI Ltd. and Industrial Investment Bank of India Ltd. accumulated high levels of non-performing assets and provisioning, which led to decreased profitability and capital erosion. Excluding these two institutions, financial institutions registered positive operating and net profits in 2003/2003 against previous year. The increase in non-performing assets at many Indian financial institutions is due, in part, to slow economic recovery and non-efficient investment thresholds that exist in some economic sectors.

         Strengthening the financial sector and improving the financial markets are the core objectives of financial reform in India. Specifically, the reforms aim to create greater accountability and market discipline. They also promote improved capital adequacy, asset classification and provisioning, accounting standards, exposure and disclosure norms, investment and risk management and asset liability management.

CREDIT ALLOCATION

         India's cash reserve ratio, its bank rate and repo rate changes have emerged as important tools of Indian monetary policy. Indian monetary policy has traditionally reflected a policy bias for soft interest rates and a flexible interest rate structure. The cash reserve ratio was reduced from 5.5% to 5.0% in June 2002, then to 4.75% in November 2002 and to 4.5% in June 2003. As a consequence, Indian banks' lendable resources increased by approximately Rs. 135.00 billion. India's bank rate and liquidity adjustment facility repo rate were each reduced by .25% in October 2002, and the liquidity adjustment facility repo rate was reduced by another 0.50% in March 2003. However, bank lending rates exhibited somewhat sluggish downward movements.

CAPITAL MARKETS

         The Indian government has instituted many measures since 1991 to promote the development of the Indian capital markets, including the decontrol of offering prices, the opening of an over-the-counter market and development of a national stock exchange. Recent policies aim to enhance market efficiency and improve investor protection by promoting greater transparency and improved trading and settlement systems. The Indian government enacted the Indian Companies (Second Amendment) Act, 2002, which provides for new insolvency laws and requires insolvent companies to rehabilitate and wind up within two years. The Securities and Exchange Board of India, which we refer to as "SEBI," was vested with search and seizure powers in cases relating to insider trading and market manipulations.

BALANCE OF PAYMENTS

         India's foreign exchange reserves has improved substantially from a reserve drawdown of US$1.28 billion in 1990/1991 to a reserve build-up of US$16.9 billion in 2002/2003. The current account deficit, which signifies a country's overall current liabilities, has decreased from 3.1% of GDP in 1990/1991 to a current account surplus of 0.7% of GDP in 2002/2003. Inflows have generally remained buoyant. The country's overall balance of payments position has improved significantly in the past decade.

         The improvement in India's external sector position is in part due to an openness in terms of the share of tradeables in the economy. The ratio of exports to GDP has increased from 8.3% in 1998/1999 to 10.4% of GDP in 2002/2003. The share of imports to GDP has increased from 11.5% in 1998/1999 to 12.8% in 2002/2003. The rise in the overall current account surplus is due to the increasing contribution of service sector exports, in particular information technology-related exports. Software exports have surged from US$1.7 billion in 1997/1998 to an estimated US$9.6 billion in 2002/2003. The rise in current receipts has had positive effects on debt service capabilities and on import purchasing power. Bank capital movements, supported by stable non-resident deposits, brought in higher net capital flows, notwithstanding substantial pre-payments of multilateral debt in 2002/2003.

         In 2003/2004, a combination of lower global interest rates and U.S. dollar weakness resulted in a surge in external commercial borrowings and private transfers. Buoyancy in equity markets resulted in record high foreign institutional investor inflows. There was an unprecedented order of accumulation of foreign exchange reserves. Reserves reached US$100 billion in December 2003. At the end of March 2004, reserves were at levels equal to approximately 16 months of imports.

         India initiated a gradual process of capital account liberalization in the early 1990s. The government's initial reform measures following a balance of payments crisis in 1991 were predominantly aimed at current account convertibility. Thereafter, the government further liberalized its policies regarding foreign direct investment, portfolio investment and long-term commercial borrowings. As the external sector increasingly consolidates, the government has also liberalized its restrictions on outflows.

         Although restrictions still exist in several sectors, in January 2004, the Indian government--in an attempt to encourage foreign direct investment inflows, new technologies and improved management practices--revised its foreign direct investment limits in several sectors, including the banking, petroleum and natural gas sectors. Guidelines for external commercial borrowings and foreign currency convertible bonds have been revised in respect of eligibility, end-use restrictions and spreads.

         The following table sets forth the main components of India's balance of payments from 1998/1999 to 2002/2003:

                      BALANCE OF PAYMENTS: MAIN COMPONENTS


                                            1998/1999       1999/2000      2000/2001      2001/2002     2002/2003(a)
                                                                         (US$MILLION)
Exports, f.o.b........................        34,298          37,542         44,894         44,915          53,000
Imports, c.i.f........................        47,544          55,383         59,264         57,618          65,474
Trade Balance (1-2)...................       -13,246         -17,841        -14,370        -12,703         -12,474
Invisibles, net.......................         9,208          13,143         10,780         13,485          16,182
Current Account Balance (3+4).........        -4,038          -4,698         -3,590            782           3,708
Foreign Investment, net...............         2,412           5,191          5,862          6,692           4,555
External Assistance, Net..............           820             901            410          1,117          -2,460
Commercial Borrowings, net............         4,362             313          3,737         -1,576          -1,698
Short Term Credit, net................          -748             377            105           -891             979
Banking Capital.......................           698           2,127            811          5,592           8,243
Rupee Debt Service....................          -802            -711           -617           -519            -474
Other Capital, net....................         1,693           2,246           -290            158           3,493
Total Capital Account (6 to 12).......         8,435          10,444         10,018         10,573          12,638
Errors & Omissions....................          -175             656           -572            402             634
Overall Balance (5+13+14).............         4,222           6,402          5,856         11,757          16,980
International Monetary Fund, Net......          -393            -260            -26              0               0
Reserves and Monetary Gold (Increase
  (-), Decrease (+))..................        -3,829          -6,142         -5,830        -11,757         -16,980


                                                                          (% OF GDP)
  Exports.............................           8.3             8.4            9.8            9.3            10.4
  Imports.............................          11.5            12.4           12.9           12.0            12.8
  Trade balance.......................          -3.2            -4.0           -3.0           -2.6            -2.4
  Invisibles balance..................           2.2             2.9            2.4            2.8             3.1
  Current account.....................          -1.0            -1.1           -0.8            0.2             0.7

----------
(a)  Provisional estimates

Source:  ANNUAL REPORT, 2002/2003, Reserve Bank of India

FOREIGN TRADE

         India has experienced persistent trade deficits since the early 1980s. Prior to the introduction of a structural reform program in 1991, India's economic policy did not encourage exports and aimed instead for broad self-sufficiency in most products through import substitution. The government gradually recognized its need to correct this "anti-export" bias, and several export promotion measures were instituted.

         Apart from a move to a unified market-determined exchange rate system in 1993, India's new trade policy emphasizes lower nominal tariffs, less import restrictions and the gradual removal of "import licensing" requirements. The trade policy reforms also emphasize export incentives and move away from direct subsidies toward indirect export promotion. The "peak" tariff rate decreased from 150% in 1991/1992 to 25% in 2003/2004. In January 2004, the peak rate of customs duty on non-agricultural goods was further reduced to 20%. The Indian government has also recently established export promotion zones and trade agreements with certain Asian countries and has provided assistance to Indian states for infrastructure development to promote foreign exports.

         The following table sets forth changes in the composition of India's trade balance during the period 1998/1999 through 2003/2004:

                              FOREIGN TRADE BALANCE




                                                                                  % CHANGE IN               TRADE
                                                                            ----------------------      DEFICIT AS %
                              IMPORTS        EXPORTS      TRADE BALANCE     IMPORTS        EXPORTS       OF EXPORTS
                              -------        -------      -------------     -------        -------       ----------
                                          (RS. BILLION)

1998/1999..............       1,783.3        1,397.5          -385.8           15.7            7.4            27.6
1999/2000..............       2,152.4        1,595.6          -556.8           20.7           14.2            34.9
2000/2001..............       2,308.7        2,035.7          -273.0            7.3           27.6            13.4
2001/2002..............       2,419.3        2,090.2          -329.1            4.8            2.7            15.7
2002/2003..............       2,911.3        2,551.4          -360.0           20.3           22.1            14.1
2003/2004 (a)..........       3,464.7        2,836.0          -628.7           19.0           11.2            22.2


                                           (US$BILLION)                               (%)
1998/1999..............          42.4           33.2            -9.2            2.2           -5.1            27.6
1999/2000..............          49.7           36.8           -12.8           17.2           10.8            34.9
2000/2001..............          50.5           44.6            -6.0            1.7           21.0            13.4
2001/2002..............          50.7           43.8            -7.0            0.4           -1.7            15.9
2002/2003..............          60.2           52.7            -7.4           18.6           20.4            14.1
2003/2004 (a)..........          75.2           61.8           -13.4           25.0           17.3            21.6

----------
(a)  Provisional estimates

Source:  MINISTRY OF COMMERCE AND INDUSTRY, GOVERNMENT OF INDIA

         The following tables set forth the composition of India's imports and exports during the indicated periods:

                             COMPOSITION OF IMPORTS


                         1999/2000  2000/2001  2001/2002  2002/2003P  1999/2000  2000/2001  2001/2002  2002/2003P
                                        (RS. BILLION)                                (US$MILLION)

I.BULK IMPORTS.........      851.3      951        966.4     1,168.5     19,646     20,816     20,263       24145
A.Petroleum, Crude and
  Products.............      546.5      715        667.7       853.7   12,611.4     15,650     14,000      17,640
B.Bulk Consumption
  Goods................      104.7       65.9       97.5       114.6    2,416.9      1,443      2,043       2,368
C.Other Bulk Items.....      200.1      170.1      201.2       200.2    4,617.8      3,722      4,220        4137
    1.Fertilizers......       60.6       34.4       32.4        28.4    1,399.1        752        679         588
    2.Non Ferrous Metals      23.7       24.4       30.9        31.2      546.9        534        647         645
    3.Paper, Paperboards,
      incl. News Prints       19.4       20.6       21.3        21.3      447.2        451        447         440
    4.Crude Rubber, incl.
      Synthetic and
      Reclaimed........        6.2        6.9        8.3         8.8      143.3        152        174         181
    5.Pulp and Waste
      Paper............       11.1       12.9       14.1        16.5      255.2        282        295         340
    6.Metalliferrous Ores,
      Metal Scrap, etc.       37.9       35.4       54.6        48.6      874.5        774      1,144       1,003
    7.Iron and Steel...       41.2       35.5       39.8        45.5      951.7        778        834         940
II.NON-BULK IMPORTS        1,301      1,357.8    1,485.6     1,797.5   30,025       29,721     31,150      37,142
A.Capital Goods.......       388.5      408.5      471.3       616.9    8,965.5      8,941      9,882      12,746
    1.Manufactures
      of Metals........       17.6       17.8       19.4        23.2      405          390        407         480
    2.Machine Tools....       11.3       10          9.2        11.3      261.5        219        193         233
    3.Machinery except
      Electrical and
      Electronic.......      118.9      123.8      141.7       166.5     2745         2709      2,971       3,441
    4.Electrical Machinery
      except Electronic       19         22         28.4        31        437.8        481        594         641
    5.Electronic Goods
      including computer
      software.........      129.7      168.8      190.7       272.9    2,993.6      3,695      3,999       5,638
    6.Transport Equipment     49.3       32         54.8        86.8    1,136.6        700      1,149       1,794
    7.Project Goods....       42.7       34.1       27.1        25.2      986          747        569         520
B.Mainly Export Related
    Items..............      395.1      368.2      393.9       495.1    9,117.3      8,059      8,260      10,230
    1.Pearls, Precious
      and Semi-Precious
      Stones...........      235.6      219.6      220.5       293       5436        4,808      4,623       6,054
    2.Organic and
      Inorganic
      Chemicals........      124.2      111.7      133.5       143.5     2866.3      2,444      2,800       2,966
    3.Textile Yarn,
      Fabrics, Made-ups,
      etc..............       23.3       27.3       35.7        46.3      538.4        597        747         956
    4.Cashew Nuts......       12          9.6        4.3        12.3      276.5        210         90         254

    C.Others...........      517.5      581.2      620.4       685.6   11,941.8     12,721     13,008      14,166
III.TOTAL IMPORTS (I+II)   2,152.4    2,308.7    2,452       2,966     49,671       50,536     51,413      61,286



                           1999/2000  2000/2001  2001/2002  2002/2003(a)
                                             (%)

I.BULK IMPORTS.........         39.6       41.2       39.4          39.4
A.Petroleum, Crude and
  Products.............         25.4       31.0       27.2          28.8
B.Bulk Consumption
  Goods................          4.9        2.9        4.0           3.9
C.Other Bulk Items.....          9.3        7.4        8.2           6.8
    1.Fertilizers......          2.8        1.5        1.3           1.0
    2.Non Ferrous Metals         1.1        1.1        1.3           1.1
    3.Paper, Paperboards,
      incl. News Prints          0.9        0.9        0.9           0.7
    4.Crude Rubber, incl.
      Synthetic and
      Reclaimed........          0.3        0.3        0.3           0.3
    5.Pulp and Waste
      Paper............          0.5        0.6        0.6           0.6
    6.Metalliferrous Ores
      Metal Scrap, etc.          1.8        1.5        2.2           1.6
    7.Iron and Steel...          1.9        1.5        1.6           1.5
II.NON-BULK IMPORTS             60.4       58.8       60.6          60.6
A.Capital Goods........         18.0       17.7       19.2          20.8
    1.Manufactures
      of Metals.....             0.8        0.8        0.8           0.8
    2.Machine Tools....          0.5        0.4        0.4           0.4
    3.Machinery except
      Electrical and
      Electronic.......          5.5        5.4        5.8           5.6
    4.Electrical Machinery
      except Electronic          0.9        1.0        1.2           1.0
    5.Electronic Goods
      including computer
      software.........          6.0        7.3        7.8           9.2
    6.Transport Equipment        2.3        1.4        2.2           2.9
    7.Project Goods....          2.0        1.5        1.1           0.8
B.Mainly Export Related
    Items..............         18.4       15.9       16.1          16.7
    1.Pearls, Precious
      and Semi-Precious
      Stones...........         10.9        9.5        9.0           9.9
    2.Organic and
      Inorganic
      Chemicals........          5.8        4.8        5.4           4.8
    3.Textile Yarn,
      Fabrics, Made-ups,
      etc..............          1.1        1.2        1.5           1.6
    4.Cashew Nuts......          0.6        0.4        0.2           0.4

    C.Others...........         24.0       25.2       25.3          23.1
III.TOTAL IMPORTS (I+II)       100.0      100.0      100.0         100.0

----------
(a)  Provisional estimates

Source:  ANNUAL REPORT, 2002/2003, Reserve Bank of India

                             COMPOSITION OF EXPORTS

                         1999/2000  2000/2001  2001/2002  2002/2003P  1999/2000  2000/2001  2001/2002  2002/2003P
                                        (RS. BILLION)                                (US$MILLION)


I.   Primary Products.....    283           326        342      402         6,524      7,126      7,164       8,312
A.   Agricultural & Allied
     Products.............    243           273        281      310         5,608      5,973      5,901       6,412
1.   Tea..................     18            18         17       16           412        392        360         335
2.   Coffee...............     14            12         11        9.74        331        259        230         201
3.   Rice.................     31            29         32       54           721        642        666       1,108
4.   Oil Meal.............     16            20         23       14           378        448        474         285
5.   Marine Products......     51            64         59       67         1,183      1,394      1,237       1,381
B.   Ores & Minerals......     40            53         60       92           916      1,153      1,262       1,900
II.  Manufactured Goods...  1,288         1,569      1,591    1,856        29,714     34,335     33,370      38,353
A.   Leather & Manufactures    69            89         91       86         1,590      1,944      1,910       1,787
B.   Chemicals & Related
     Products.............    204           269        289      340         4,707      5,886      6,052       7,031
C.   Engineering Goods....    223           312        332      406         5,152      6,819      6,958       8,393
D.   Textiles.............    395           487        461      511         9,126     10,657      9,665      10,567
E.   Gems and Jewellery...    325           337        348      428         7,502      7,384      7,306       8,854
F.   Handicrafts..........     29            30         26       35           669        662        549         721
G.   Carpets..............     28            27         24       24           645        582        510         497
III. Petroleum, Crude &
     Products...........        1.68         86        101      117            39      1,892      2,119       2,421
IV.  Others.............       24            55         56      152           545      1,206      1,174       3,149
TOTAL EXPORTS
     (I+II+III+IV)......    1,596         2,036      2,090    2,528        36,822     44,560     43,827      52,234



                             1999/2000   2000/2001  2001/2002   2002/2003(a)
                                                 (%)

I.   Primary Products.....       17.7       16.0       16.3          15.9
A.   Agricultural & Allied
     Products.............       15.2       13.4       13.5          12.3
1.   Tea..................        1.1        0.9        0.8           0.6
2.   Coffee...............        0.9        0.6        0.5           0.4
3.   Rice.................        2.0        1.4        1.5           2.1
4.   Oil Meal.............        1.0        1.0        1.1           0.5
5.   Marine Products......        3.2        3.1        2.8           2.6
B.   Ores & Minerals......        2.5        2.6        2.9           3.6
II.  Manufactured Goods...       80.7       77.1       76.1          73.4
A.   Leather & Manufactures       4.3        4.4        4.4           3.4
B.   Chemicals & Related
     Products.............       12.8       13.2       13.8          13.5
C.   Engineering Goods....       14.0       15.3       15.9          16.1
D.   Textiles.............       24.8       23.9       22.1          20.2
E.   Gems and Jewellery...       20.4       16.6       16.7          17.0
F.   Handicrafts..........        1.8        1.5        1.3           1.4
G.   Carpets..............        1.8        1.3        1.2           1.0
III. Petroleum, Crude &
     Products...........          0.1        4.2        4.8           4.6
IV.  Others.............          1.5        2.7        2.7           6.0
TOTAL EXPORTS
     (I+II+III+IV)......        100.0      100.0      100.0         100.0


----------
(a)  Provisional estimates

Source:  ANNUAL REPORT, 2002/2003, RESERVE BANK OF INDIA

         During the 1990s, India was increasingly consistent in its exports to Organization for Economic Cooperation and Development ("OECD countries") and the European Union. India has also increased exports to OPEC countries, Eastern Europe and other developing countries. The United States has remained India's main trading partner, followed by the United Kingdom and Belgium.


                           DIRECTION OF FOREIGN TRADE


                                             1998/1999           1999/2000           2000/2001          2001/2002
                                                     (RS. BILLION)

OECD Countries
  Exports...........................           724.18              807.44              914.61           1,072.38
  Imports...........................           792.93              919.64              925.21             920.92
  Balance...........................           -68.75             -112.20              -10.60             151.46
OPEC Members
  Exports...........................           131.38              149.92              169.10             222.23
  Imports...........................           350.07              327.11              483.94             123.85
  Balance...........................          -218.69             -177.19             -314.84              98.38
Eastern Europe
  Exports...........................            42.04               38.11               48.94              49.64
  Imports...........................            28.8                28.64               33.54              29.68
  Balance...........................            13.24                9.47               15.40              19.96
Other Less Developed Countries (a)
  Exports...........................           273.24              342.18              409.06             542.82
  Imports...........................           275.89              376.30              445.85             403.47
  Balance...........................            -2.65              -34.12              -36.79             139.35
Others
  Exports...........................            54.14               59.87               53.90             148.64
  Imports...........................            91.56              131.61              263.83             830.80
  Balance...........................           -37.42              -71.74             -209.93            -682.16
Total
  Exports...........................         1,063.53            1,397.52            1,595.61           2,035.71
  Imports...........................         1,541.76            1,783.32            2,152.36           2,308.73
  Balance...........................          -478.23             -385.80             -556.75            -273.02

----------
(a) Excludes OPEC members.

Source:  ECONOMIC SURVEY, 2002/2003, GOVERNMENT OF INDIA, MINISTRY OF FINANCE

                           DIRECTION OF FOREIGN TRADE


                                          1997/1998       1998/1999       1999/2000       2000/2001      2001/2002
                                                                        (% OF TOTAL)

EXPORTS
OECD Countries......................          55.7            55.6            55.7            57.8           57.3
OPEC Members........................           9.7             9.7            10.1            10.7           10.6
Eastern Europe......................           3.8             2.9             3.2             2.7            3.1
Other Less Developed Countries (a)..          25.7            27.1            26.2            24.5           25.6
Others..............................           5.1             4.7             4.8             4.3            3.4
IMPORTS
OECD Countries......................          52.4            49.7            51.4            51.6           43.0
OPEC Members........................          20.9            26.0            22.7            18.3           22.5
Eastern Europe......................           3.4             4.8             2.0             1.6            1.6
Other Less Developed Countries (a)..          18.3            16.7            17.9            21.1           20.7
Others..............................           5.0             2.7             5.9             7.4           12.2

----------
(a) Excludes OPEC members.

Source:  ECONOMIC SURVEY 2002/2003, GOVERNMENT OF INDIA, MINISTRY OF FINANCE

FOREIGN EXCHANGE RESERVES

         The following table indicates India's foreign exchange reserves, which have improved steadily since September 2000:

                            FOREIGN EXCHANGE RESERVES


                                                   FOREIGN                                    FOREIGN
                                                   CURRENCY                                   CURRENCY
END OF MOUTH                  SDRS        GOLD      ASSETS     TOTAL       SDRS       GOLD     ASSETS       TOTAL
--------------                ----      ------    --------    --------     -----      -----    ------      ------
                                           (RS. BILLION)                                (US$BILLION)

March 2000..............      0.16       129.73    1,529.24    1,659.13     0.004      2.974    35,058      38,036
June 2000...............      0.38       131.73    1,509.01    1,641.12     0.008      2.948    33,774      36,730
September 2000..........      0.08       130.57    1,501.95    1,632.60     0.002      2.834    32,602      35,438
December 2000...........      0.07       131.43    1,742.07    1,873.57     0.002      2.811    37,264      40,077
March 2001..............      0.11       127.11    1,844.82    1,972.04     0.002      2.725    39,554      42,281
June 2001...............      0.20       131.63    1,912.26    2,044.09     0.004      2.798    40,652      43,454
September 2001..........      0.21       139.98    2,007.62    2,147.81     0.004      2.925    41,948      44,877
December 2001...........      0.25       137.61    2,180.21    2,318.07     0.005      2.856    45,251      48,112
March 2002..............      0.50       148.68    2,491.18    2,640.36     0.010      3.047    51,049      54,106
June 2002...............      0.47       162.72    2,673.33    2,836.52     0.010      3.330    54,703      58,043
September 2002..........      0.48       159.64    2,886.48    3,046.60     0.010      3.300    59,663      62,973
December 2002...........      0.33       165.42    3,217.74    3,383.49     0.007      3.444    66,994      70,445
March 203...............      0.19       167.85    3,414.76    3,582.80     0.004      3.534    71,890      75,428
June 2003...............      0.06       171.82    3,650.01    3,821.89     0.001      3.698    78,546      82,245
September 2003..........      0.17       179.67    3,998.70    4,178.54     0.004      3.919    87,213      91,136
December 2003...........      0.13       192.25    4,452.32    4,644.70     0.003      4.215    97,617     101,835

----------
Source:  RESERVE BANK OF INDIA

FOREIGN INVESTMENT

         Foreign investment has historically had a limited role in India's economic development. However, after the Persian Gulf crisis in the early 1990s, India government policy began emphasizing and encouraging non-debt creating capital inflows over debt-creating capital inflows. Progressively liberal policies related thereto have led to increasing inflows of foreign investment in India, both in terms of foreign direct investment as well as portfolio investment. Foreign investment is now allowed in all sectors, including the services sector, but continues to be subject to government-imposed foreign investment limits that still exist in certain industries.

         To encourage foreign direct investment inflows, the Indian government has also granted permission for 100% foreign direct investment in the development of integrated townships and regional urban infrastructure, the tea sector and advertising and film production. In January 2004, the Indian government revised foreign direct investment limits in several sectors, including the banking, petroleum and natural gas sectors. For example, in the private banking sector, the Indian government raised the foreign direct investment limit (including both direct and portfolio investment) to 74%. Foreign direct investment in India, which was US$97.0 million in 1990/1991, reached a peak of US$6.1 billion in 2001/2002. Foreign direct investment from 1990/1991 to 2002/2003 was US$30.0 billion.

         The table below sets forth trends in foreign direct investment in India since 1992/1993:


                    TREND IN FOREIGN INSTITUTIONAL INVESTMENT


                                                                                                     CUMULATIVE NET
                                                                                                      INVESTMENT AT
                                                                                                       US$MILLION
                         GROSS PURCHASES      GROSS SALES      NET INVESTMENT     NET INVESTMENT       AT MONTHLY
                          (RS. BILLION)      (RS. BILLION)      (RS. BILLION)     (IN US$MILLION)     EXCHANGE RATE

1992/1993..........              0.2                0.0                0.1                4.2                4.2
1993/1994..........             55.9                4.7               51.3            1,634.0            1,638.3
1994/1995..........             76.3               28.3               48.0            1,528.3            3,166.6
1995/1996..........             96.9               27.5               69.4            2,035.7            5,202.3
1996/1997..........            155.5               69.8               85.7            2,431.9            7,634.2
1997/1998..........            186.9              127.4               59.6            1,650.1            9,284.3
1998/1999..........            161.2              177.0              -15.8             -386.1            8,898.2
1999/2000..........            568.6              467.3              101.2            2,339.1           11,237.3
2000/2001..........            740.5              641.2               99.3            2,158.8           13,396.1
2001/2002..........            499.2              411.7               87.6            1,846.2           15,242.3
2002/2003(a).......            470.6              443.7               26.9              562.4           15,804.7
TOTAL..............          3,011.9            2,398.6              613.3           15,804.6           91,508.5

----------
(a)  Provisional

Note:  Figures in brackets are outflows

Source:  ANNUAL REPORT, 2002/2003, SECURITIES AND EXCHANGE BOARD OF INDIA.

         Prior to 1992, only non-resident Indians and "overseas corporate bodies" were allowed to make portfolio investments in India. In September 1992, the Indian government issued guidelines which, subject to certain limits noted above, allow foreign institutional investors, such as pension funds, mutual funds, investment trusts, asset management companies, nominee companies and incorporated/institutional portfolio managers or their agents, to invest in securities traded on the primary and secondary markets. See "Investment in India" in the prospectus. The Reserve Bank of India monitors foreign investment limits for the companies to ensure compliance. When the total holdings of foreign institutional investors is within 2% of the applicable limit, the Reserve Bank of India issues a notice that any further investments in that company require their approval.

         As of March 31, 2004, approximately 540 foreign institutional investors were registered with SEBI.

EXTERNAL DEBT

         India's external debt situation has improved considerably since the crisis in the early 1990s. India's external debt stock stood at US$104.2 billion in 2002/2003 as against US$98.2 billion in March 2000. Despite the trend toward external debt in recent years, the key debt indicators have improved considerably over time. The external debt to GDP ratio, signifying the extent of external debt VIS-A-VIS domestic output, has almost halved from its peak of 38.7% in March 1992 to 20.3% in March 2003. Similarly, the debt service ratio has more than halved from its peak of 35.3% in 1990/91 to 14.7% in 2002/2003. The improvement in India's external debt position is attributable to a conscious debt management policy that focused on high growth rate of current receipts, encouraging non-debt creating flows, keeping the maturity structure as well as the total amount of commercial debt under manageable limits and encouraging stable non-resident deposits through interest rates close to international levels. In the recent period, external debt has been further consolidated through recourse to pre-payment by the Indian government as well as the Indian corporations.

                                  EXTERNAL DEBT


                                                       1999/2000        2000/2001       2001/2002      2002/2003(a)
                                                                              (US$MILLION)

1.  Multilateral................................         31,438           31,105           31,898          29,919
    A.  Government..............................         27,584           27,417           28,289          27,234
    B.  Non-Government..........................          3,854            3,691            3,609           2,685
2.  Bilateral...................................         18,175           15,974           15,323          16,826
    A.  Government..............................         13,966           12,176           11,540          12,651
    B.  Non-Government..........................          4,209            3,798            3,783           4,175
3.  International Monetary Fund.................             26                0                0               0
4.  Trade Credit................................          6,780            5,923            5,351           5,003
5.  Commercial Borrowing........................         19,943           24,215           23,248          22,157
6.  Non-resident Indian deposits, foreign
    currency deposits, bank and others
    deposits ...................................         13,559           16,568           17,154          23,423
7.  Total Long-Term Debt (1 through 6)..........         94,327           97,504           96,016         100,143
8.  Short-Term Debt.............................          3,936            3,628            2,745           4,093
9.  Gross Total (7+8)...........................         98,263          101,132           98,761         104,236

DEBT INDICATORS (%)
Total Debt/GDP Ratio............................           21.1             22.4             21              20.3
Debt-Service Ratio (including debt service on
    non-civilian credits) (a)...................           16.2             17.3             13.9            14.7

----------
(a) Provisional

*   Multilateral loans do not include revaluation of World Bank pooled loans and exchange rate adjustments.

**  Debt-service ratio includes the revised private transfer contra-entry on account of gold and silver imports

Source:  ANNUAL REPORT, 2002/2003, Reserve Bank of India


FOREIGN EXCHANGE

EXCHANGE RATES

         The exchange rate for the Indian rupee is market-based, except for occasional counter-cyclical operations by the Reserve Bank of India. Indian exchange rate management policy continues to emphasize exchange rate stability without a fixed rate target and allows underlying demand and supply conditions to determine exchange rate movements. The Reserve Bank of India monitors financial market developments in India and abroad to coordinate market operations with its regulatory measures.

         The Indian rupee depreciated against the U.S. dollar from Rs. 31.366 per U.S. dollar in 1993/94 to Rs. 48.395 per U.S. dollar in 2002/2003. In 2003/2004, the Reserve Bank of India became a net purchaser of U.S. dollars in order to maintain the exchange rate in the face of foreign investment inflows and private remittances.

         The following table sets forth changes in the Indian rupee-U.S. dollar exchange rate during the indicated periods:

                               EXCHANGE RATES (A)
                            (RUPEES PER U.S. DOLLAR)

1993/94 ...............................................                   31,366
1994/95 ...............................................                   31,399
1995/96 ...............................................                   33,450
1996/97 ...............................................                   35,500
1997/1998 .............................................                   37,165
1998/1999 .............................................                   42,071
1999/2000 .............................................                   43,333
2000/2001 .............................................                   45,684
2001/2002 .............................................                   47,692
2002/2003 .............................................                   48,395
2003/2004(b) ..........................................                   45,967

----------
(a)  Annual/monthly averages

(b)  Provisional

Source:  ANNUAL REPORT, 2002/2003, RESERVE BANK OF INDIA
         RESERVE BANK OF INDIA BULLETIN, RESERVE BANK OF INDIA

EXCHANGE CONTROLS

         The Reserve Bank of India administers India's exchange control system and has broad powers to regulate both inbound and outbound remittances of foreign exchange. The central government may also, in consultation with the Reserve Bank of India, impose reasonable restrictions on current account transactions.

         The Reserve Bank of India promotes foreign currency exchange to resident Indians and non-resident Indians. It has relaxed exchange limits for study abroad, travel, medical treatment, employment and foreign currency denominated accounts in India. In addition, a person residing in India is free to hold, own, transfer or invest in foreign currency, foreign securities or any immovable property situated outside India if such currency, security or property was acquired, held or owned by that person when he resided outside India.

                                                                      APPENDIX C

                          THE INDIAN SECURITIES MARKET

         THE INFORMATION SET FORTH IN THIS APPENDIX C HAS BEEN EXTRACTED FROM VARIOUS GOVERNMENT AND PRIVATE PUBLICATIONS, INCLUDING PUBLICATIONS ISSUED BY THE INDIAN GOVERNMENT, THE SECURITIES AND EXCHANGE BOARD OF INDIA AND THE MUMBAI STOCK EXCHANGE. INFORMATION WAS ALSO GATHERED FROM ACADEMIC LITERATURE AND INTERVIEWS OF GOVERNMENT OFFICIALS, STOCK EXCHANGE OFFICIALS AND INDIAN SECURITIES MARKETS PARTICIPANTS AND PROFESSIONALS. THE FUND, ITS BOARD OF DIRECTORS, THE INVESTMENT MANAGER AND THE COUNTRY ADVISER MAKE NO REPRESENTATION AS TO THE ACCURACY OF THE INFORMATION, NOR HAS THE FUND OR ITS BOARD OF DIRECTORS ATTEMPTED TO VERIFY THE STATISTICAL INFORMATION PRESENTED IN THIS APPENDIX C. REFERENCE IN THE TEXT BELOW TO CONSECUTIVE YEARS (FOR EXAMPLE, 2002/2003) MEANS THE FISCAL YEAR BEGINNING APRIL 1 OF THE FIRST YEAR LISTED AND ENDING MARCH 31 OF THE SECOND YEAR LISTED.

BACKGROUND

         The earliest recorded capital market dealings in India were transactions in loan stocks of the East India Company at the end of the eighteenth century. By 1830, a wide range of bank and cotton mill securities were traded in Bombay and Calcutta. In 1875, the first stockbrokers' organization, which later became the Mumbai Stock Exchange (the "BSE"), was formally established.

         Growth in stock market activity in the two decades following independence in 1947 was slow. Public sector enterprises played a primary role in Indian government central planning during this period, and private sector growth suffered. The enactment of the Indian Foreign Exchange Regulation Act of 1973 significantly affected the Indian securities market. Under the Act, Indian corporations with foreign shareholders were generally required to reduce the equity stake of foreign shareholders to less than 40%. As a result, many such corporations offered equity to the Indian public, which diluted the interests of foreign equity holders. These offerings, most of which were made by well-known consumer goods manufacturers, were heavily oversubscribed and served to increase the liquidity and broaden the investor base of the Indian securities market.

         Activity and broad interest in the market have increased in recent years compared to historical norms. This increase reflects the growth of the private sector in the Indian economy and greater participation in the market by individual investors. In addition, the Indian government has actively promoted expanded capital market activity by both foreign and domestic investors and has adopted policies designed to increase domestic companies' reliance on the capital markets as a source of financing.

RECENT DEVELOPMENTS

         To keep pace with the global markets, the financial markets in India have gone through various stages of liberalization that have increased India's degree of integration with global markets. Liberalization has included measures such as opening up the economy for investment and trade, decontrolling interest and exchange rates and creating regulatory institutions to ensure the safety and integrity of the financial markets.

         In an effort to improve the efficiency of Indian markets, the Indian central authority discontinued its practice of allocating resources among companies and instead allowed companies to issue their securities and raise funds at market-determined rates. Screen-based trading began, and the secondary markets were able to overcome previously existing geographical barriers. Counter-party guarantees encouraged trading, derivative securities were allowed, and trading cycles were shortened. All "deferral" products, which enabled speculative brokers to borrow securities in amounts far in excess of their net worth at pre-determined interest rates, were banned. Certificated securities are now rare, and a variety of derivative securities are permitted. See "Regulatory Structure--Secondary Markets" in this Appendix C.

         In March 2001, the Indian government announced the demutualization of Indian stock exchanges as a measure to improve institutional mechanisms and trading practices, and it also "corporatized" Indian stock exchanges such that ownership, management and trading membership are separate. It also instituted "straight through processing," which Indian markets have adopted and which has increased market efficiency. The Securities and Exchange Board of India ("SEBI") has also instituted more rigorous corporate governance standards through company listing agreements. To enhance market and investment decision transparency, in July 2000, SEBI also advised all Indian mutual funds to create records of their investment decisions. In September 2001, SEBI issued guidelines that require the agents and distributors of mutual funds to receive certification by the Indian Association of Mutual Funds.

         The Indian government has recently amended many market regulations. It has promoted disinvestment by state public sector units, created new corporate disclosure requirements and eased restrictions on corporate changes in control. With respect to the latter, the government now allows for changes of control by special resolution instead of ordinary resolution and has eliminated the requirement that acquiring companies submit press releases to SEBI, the Indian stock exchanges and target companies in advance of their release.

         In 2002, the Indian government also enacted the Indian Securitization and Reconstruction of Financial Assets and Enforcement of Security Interest Act, 2002 and the Indian Security Interest (Enforcement) Rules, 2002. These laws allows for the enforcement of security interests without the need for judicial intervention and promote the creditors' ability to enforce their security interests and recover amounts owing from borrowers. The concept of a "central listing authority" has also been promoted so that issuers would be subject to a more uniform application, review and delisting process.

RECENT BANKING AND SECURITIES MARKET SCANDALS

         Despite a number of market reforms noted above, periodic financial and banking candals have nevertheless occurred. For example:

             o In 1997, the CRB mutual fund, a SEBI-licensed fund, stole invested funds.

             o In 1998, Mr. Harshad Mehta was accused of manipulating stock prices with the assistance of several companies' management and the BSE.

             o Between 1997 and 2001, according to a government-appointed committee, the Unit Trust of India made unauthorized investments equal to Rs. 30 billion in the securities of twenty-four companies. This mismanagement and poor investment approval process has allegedly contributed to its low net asset value.

             o In 1998, the Unit Scheme 1964, which is an Indian savings and retirement banking instrument, reported a significant net asset value drop. Corruption was alleged, and the Indian government was forced to contribute Rs. 18 billion to avoid its collapse. The Unit Scheme 1964 paid a dividend yield of 18% in 1993/1994 and now pays 7.5%.

CAPITAL STRUCTURE

PUBLIC AND PRIVATE COMPANIES

         Indian law permits three types of companies--companies limited by shares, companies limited by guarantees and companies with unlimited liability. Only limited share companies may publicly traded.

         Indian law regulates public companies with respect to public offerings, management, borrowing and interactions with shareholders and creditors. Public companies must register with the Indian Registrar of Companies and distribute to security holders audited annual financial statements that comply with the minimum disclosure requirements and regulations that govern their manner of presentation. The Indian Companies Act regulates corporate governance and requires that listed companies submit quarterly financial statements to their stock exchange as well as immediately notify their stock exchange immediately of any information that would affect their stock price.

         The Indian accounting profession is self-regulated by the Institute of Chartered Accountants of India, which follows the accounting system and procedures prevalent in the United Kingdom. All accountants must comply with its standards. The Institute and SEBI require Indian companies to account for deferred taxation, consolidate their financial reports and disclose related party transactions. They also required Indian companies to account for intangible assets and impairments of assets.

EQUITY

         Under the Indian Companies Act, 1956, Indian companies may issue only "ordinary (equity) shares" and "preference shares." Ordinary shares may have voting rights or preferential rights to dividends or voting, and preferential shares may have preferential rights to dividends or repayment of capital. Preference shares have no voting rights except when their dividends are in arrears for a period of two years or when a company proposal would affect their rights.

         Subject to its charter, Indian companies may also issue "redeemable preference shares" that are redeemable within twenty years of their issuance. A company may only redeem such shares out of its profits or from the proceeds of a new share issuance designed specifically for the purposes of the redemption. Moreover, a company may not redeem any redeemable preference share unless all shares are fully paid in and the premium, if any, was provided for out of the company's profits of or a "share premium account." In some instances, a company must also transfer the redemption amount to a special "capital redemption reserve account." Companies may also issue "sweat" equity shares to employees and directors so long as the shareholders authorize the issue. Companies may not issue such shares prior to the end of the first year after which they commenced operations.

         Shareholders of public Indian companies possess preemptive rights by statute, which any shareholder may decline, and shares obtained pursuant to such rights are known as "rights" shares, which are offered to existing and registered shareholders in proportion to their paid-in capital as of a certain date. Preference shareholders have no preemptive rights. In addition, neither the issuance nor the conversion of convertible debenture will trigger a preemptive right if the company's shareholders approved the issuance of the debenture.

         The Indian Companies Act and SEBI guidelines permit a company, pursuant to a shareholder resolution, to issue "bonus shares," or stock dividends, to existing stockholders. Bonus shares must be issued pro rata to the amount of paid in capital by the shareholder. SEBI guidelines state that no company shall, pending conversion of any convertible security, issue any bonus shares unless it confers a similar benefit to convertible security holders. In order to issue such shares, a company may not be in payment default in respect of fixed deposits and outstanding debentures. A company must also not have reason to believe that it has defaulted in the payment of any statutory dues of the employee, i.e., contribution to a provident fund, gratuity or bonus. Bonus shares must be issued within six months of their approval by the company's board of directors or its stockholders, whichever is later.

         Indian companies may not make market purchases of their own shares, but they may buy back their securities and reduce their share capital in compliance with certain Indian laws.

DIVIDENDS

         Under Indian law, shareholders have no power to declare a dividend without recommendation of the board of directors. The dividend must be distributed and paid to shareholders in proportion to their paid-in capital as of a certain record date.

         An Indian company may, pursuant to a shareholder resolution, issue "bonus shares," or stock dividends, to existing stockholders. Bonus shares must be issued pro rata to the shareholder's paid in capital, and no company shall, pending the conversion of any convertible security, issue bonus shares unless it confers a similar benefit to convertible security holders. In order to issue such shares, a company may not be in payment default on any fixed deposits and outstanding debentures. A company must also not have reason to believe that it has defaulted in the payment of any statutory employee dues, i.e., contribution to a provident fund, a gratuity or a bonus. Bonus shares must be issued within six months of their approval by the company's board of directors or its stockholders, whichever occurs later.

         A company may also pay interim cash dividends. Under the Indian Companies Act, such dividends may only be paid in cash to shareholders listed on the register of shareholders as of a specified record date. A shareholder may not receive dividends so long as any lien in respect of unpaid calls on any of their shares remains outstanding. Cash dividends must be paid within thirty days from the date that they are declared, and any dividend that remains unpaid or unclaimed after that period will be transferred to a special "unpaid dividend" account. Any money that remains unpaid or unclaimed for seven years thereafter will be transferred to the Indian governments' Investor Education and Protection Fund, and the shareholder will lose all rights or claims to the dividend.

         Under the Indian Companies Act, an Indian company can only pay a cash dividend in excess of 10% of its paid-in capital out of its profits and after it has transferred to a reserve account a percentage of its profits ranging from 2.5% to 10%. The Indian Companies Act also provides that, if a company's profit for a year is insufficient to meet the dividend, the dividend may be paid out of the company's accumulated profits from prior years, subject to the following conditions:

         o the dividend rate may not exceed the lesser of (a) the average dividend rate for the preceding five years or (b) 10% of paid-in capital;

         o the total amount to be paid out of accumulated profits from previous years may not exceed an amount equal to 10% of paid-in capital and reserves, and the amount to be paid must first be used to offset any losses incurred in the prior financial year; and

         o the balance of reserves after withdrawals may not be below 15% of paid-in capital.

SPECIFIED AND NON-SPECIFIED SECURITIES

         Securities are classified into two categories: specified securities and non-specified securities. Securities traded on the BSE are further classified into three categories:

             o   an "A" group;

             o   a "B1" group; and

             o   a "B2," "F," "G" and "Z" group.

The BSE classification system is based on certain qualitative and quantitative parameters that include, among other factors, the number of trades and the market value of the security.

SPECIFIED SECURITIES

         As of June 2003, equity shares of 198 "A" companies were classified as specified shares. "A" companies have a large capital base with widespread shareholding, pay regular dividends and have a good growth record and a large trading volume in the secondary market. Specified shares account for approximately 85% of the market capitalization of the BSE.

         The "B1" group includes 790 relatively liquid specified securities, and the "B2" group includes approximately 1,830 specified securities.

NON-SPECIFIED SECURITIES

         Non-specified securities consist of all other listed equity shares, debentures and permitted securities, and their settlement period is 14 days.

         The "F," "G" and "Z" groups are classified as non-specified shares. The "F" group represents BSE-traded fixed income securities and included 730 securities as of June 2003. The "G" group represents BSE-traded government securities and included 85 such securities as of June 2003. The "Z" group includes companies that have failed to comply with BSE listing requirements, have failed to resolve investor complaints or have not made the required arrangements with the Indian Central Depository Services (I) Ltd. and the Indian National Securities Depository Ltd. for the issue of their securities in uncertificated form. As of June 2003, the "Z" group included 2,776 companies.

CORPORATE DEBT

         The Indian corporate sector relies heavily on raising capital through debt issues, including bonds, debentures, fixed deposits and commercial paper. The securitized debt market has grown at more than 60% in the last four years, and more than 90% of recent Indian corporate debt bond issues have been effected through private placements. Nevertheless, while some corporate debt securities trade on the Indian stock exchanges, the Indian secondary market for such securities is not yet mature.

         Issuers with outstanding debt securities must make regular disclosures pursuant to SEBI guidelines and their listing agreement with their securities exchange. Issuers must also appoint a SEBI-registered debenture trustee in respect of all debt securities, and their debt securities can be traded and issued only in a uncertificated form.

         All listed debt securities, regardless of their maturity period, must carry a credit rating from a SEBI-registered Indian credit rating agency that is not below investment grade. Four credit rating agencies currently operate in
India: CRISIL Ltd., Indian Credit Rating Agency, Credit Analysis and Research Limited and Fitch Rating India Pvt. Limited.

GOVERNMENT SECURITIES

         Indian government securities form the oldest and most dominant part of the debt market in India. The market for Indian government securities includes securities issued by the Indian central government and the Indian state governments. Recently, municipalities have also begun to access the Indian debt markets. The Indian central government conducts its issues principally through dated securities and treasury bills, and Indian state governments rely solely on state development loans. The major investors in Indian government securities are banks, insurance companies, primary dealers and financial institutions.

                       ISSUANCES OF GOVERNMENT SECURITIES
                                 (RS. BILLIONS)


YEAR ENDED                                     CENTRAL              STATE              OTHER
MARCH 31                                      GOVERNMENT         GOVERNMENTS         AGENCIES             TOTAL
---------------------------------------       ----------         -----------         --------            --------
1999...................................         939.53              121.14              8.04             1,060.67
2000...................................         996.30              137.06              3.67             1,133.36
2001...................................       1,151.83              133.00              4.33             1,284.83
2002...................................       1,338.01              187.07              5.84             1,525.08
2003(a)................................       1,511.26              308.53              6.72             1,819.79
2004(b)................................       1,662.30              281.45              0                1,943.75

----------
(a)      Revised Estimates
(b)      Budget Estimates
Source:  ANNUAL REPORT, 1999/2000 TO 2002/03, RESERVE BANK OF INDIA

REGULATORY STRUCTURE

INTRODUCTION

         Although the government's Department of Economic Affairs, its Department of Company Affairs, the Reserve Bank of India and SEBI collectively regulate the Indian securities markets, SEBI is the principal regulator.

         SEBI was established in 1988 and was given statutory authority to promulgate and enforce regulations in April 1992. It was created because the regulatory framework existing prior to its creation was fragmented, making regulatory supervision of the markets and the enforcement of statutes and regulations difficult and ineffective. SEBI's framework provides for investor safeguards through disclosure requirements and accounting standards, arbitration procedures and the establishment of a small investors' protection fund. It also promulgates rules against insider trading and other market abuses.

         Some of the principal legislation governing the Indian securities markets includes the following:

             o The Indian Companies Act, 1956, which is described in more detail above under "Capital Structure."

             o The Indian Depositories Act, 1996, which provides for the electronic transfer of uncertificated securities and book-entry recordkeeping. This Act provides for the establishment of securities depositories and promotes the transfer of securities with speed, accuracy and security by making securities of public limited companies more freely transferable. By making the securities of all public limited companies more freely transferable, this Act has restricted a company's right to exercise discretion in effecting transfers in its securities.

             o The Indian SEBI Act, 1992, which establishes SEBI and its objectives and powers. The Act empowers SEBI to protect the investors' interests and promote and regulate the Indian securities markets. SEBI's regulatory jurisdiction covers corporations that issue equity or transfer securities as well as all market intermediaries. In addition to the above, SEBI also regulates self-regulatory organizations, merchant banks, mutual funds, venture capital funds, foreign institutional investors, custodians, underwriters, debenture trustees, share registrars and transfer agents, portfolio managers, stockbrokers and sub-brokers.

PUBLIC OFFERINGS

         Indian companies can raise capital in the primary market through initial public offerings, rights issues or private placements, the latter of which is discussed under "--Private Offerings" below. An issuer may conduct its initial public offering through several methods, including the "fixed price" method, a "book building" method or a combination thereof, and underwriting is mandatory for all initial public offerings. Under the book building method, underwriters must keep the "book" open for a specified period, during which time investors submit bids at various prices above or equal to a set price floor. Once the book closes, the issue price is determined based on certain criteria and calculations. Under the fixed price method, the issue price is pre-determined.

         Primary issues may be managed by domestic merchant bankers, which are generally are merchant banking divisions of commercial banks and major financial institutions or affiliates of large brokerage houses or financial services companies. All organizations that conduct merchant banking or underwriting activities must register with SEBI and are subject to its regulations. SEBI will review offering documentation before it is distributed to the investing public, and an issuer's board of directors must approve all draft prospectuses and related resolutions prior thereto.

         The following table sets out the amount of new issues listed on the BSE from 1999 through 2003:

                 NEW ISSUES LISTED ON THE MUMBAI STOCK EXCHANGE
                                 (RS. BILLIONS)


YEAR ENDED MARCH 31,                          1999         2000         2001         2002         2003
                                             ------       ------       ------        -----        -----
Initial Public Offerings
  Common Stock........................        18.22        14.00        27.48        25.45         9.63
  Preferred Stock.....................           --         0.57           --           --           --
  Debentures and Bonds (1)............           --         1.67         0.09         1.70           --
    Total.............................        18.22        16.24        27.57        27.15         9.63
Further Issues of Existing Companies
  Common Stock (2)....................        23.29        43.40        41.75        15.89        39.60
  Preferred Stock.....................         5.64         1.00         0.51         0.26         0.10
  Debentures and Bonds (l)............        75.49        45.16        32.18        16.55        35.68
    Total.............................       104.42        89.57        74.44        32.70        75.38
TOTAL.................................       122.64       105.81       102.01        59.85        85.01

----------
(1) Includes convertible debentures and equity-linked debentures.
(2) Includes rights offerings, public offerings and bonus offerings.
Source:  BSE

PRIVATE OFFERINGS

         Private placements involve the issue of debt or equity securities to no more than 50 qualified subscribers, such as banks, financial institutions, mutual funds and high net worth individuals. Merchant bankers arrange the placements and act as agents of the issuer in soliciting potential investors. In 2002/2003, 171 institutional and corporate issuers raised Rs. 484.2 billion through 485 privately placed debt issues. In 2002/2003, 22 NSE-listed companies raised Rs. 0.6 billion through private placement equity issues.

INTERNATIONAL OFFERINGS

         Indian companies also raise resources internationally through Foreign Currency Convertible Bonds, Global Depository Receipts ("GDRs") and American Depository Receipts ("ADRs"). ADRs and GDRs are foreign currency denominated instruments traded on a stock exchange in Europe or the United States. In India, GDRs and ADRs are considered foreign direct investment and thus must conform to the existing foreign direct investment policies and limits. Since the 1990s, Indian companies have increasingly raised funds through Euro issues by way of Foreign Currency Convertible Bonds, GDRs and ADRs. During 2002/2003, Indian companies raised Rs. 342.7 billion through Euro issues, as compared with Rs.
234.4 billion during 2001/2002.

SECONDARY MARKETS

EQUITIES

         The number of stock exchanges in India has increased from eleven in 1990 to twenty-three today, and all exchanges are fully computerized and offer full on-line trading. As of March 30, 2003, the securities of 9,413 companies traded on the Indian stock exchanges. In 2002/2003, the NSE accounted for approximately 64% of the trading volume among the 23 stock exchanges, and the BSE accounted for approximately 32%.

CORPORATE DEBENTURES

         While some corporate debentures trade on stock exchanges, the secondary market for corporate debt debenture has yet to fully develop. Corporate debentures are short and medium-term obligations issued by private sector companies. The typical maturity of a corporate debenture is between three and twelve years, and all public issues of debentures with maturities over eighteen months must be rated by one of India's credit rating agencies, which are noted above under "Capital Structure--Corporate Debt." Debentures with maturities of less than three years are typically issued as debentures convertible partly or fully into equity. Trading in such debentures is mainly over-the-counter, though an increasing proportion is traded through the debt market segment of the NSE.

         The Indian corporate sector relies in part on raising capital through debt issues, including bonds and commercial paper, the former of which occurs increasingly through private placements. Over the past few years, Indian issuer increasingly issue corporate bonds with embedded put and call options.

GOVERNMENT SECURITIES

         As noted above under "Capital Structure--Government Securities," the various levels of Indian government are regular issuers of fixed-income debt securities. Since the 1990s, as the Indian capital markets have grown, the investor base for government securities has also grown. In addition to banks and insurance companies, which were the traditional investors in government securities, Indian companies and individual investors are also now investing in these securities. The increasing liberalization of the financial markets and the gradual lowering of the statutory liquidity requirement and cash reserve ratio, as described in "The Indian Economy--Monetary Policy" in Appendix B, enabled the Indian government to borrow at near-market rates.

         Trading in central and state government securities, including treasury bills, through "subsidiary general ledger" transactions reached Rs. 19,557 billion in 2002/2003, or 24.3% growth as compared with the previous year.

PARTICIPANTS AND BROKERS

         SEBI regulates the registration of stockbrokers. Under SEBI guidelines, stockbrokers must be certified in order to buy, sell or deal in securities. SEBI regulations also create broker codes of conduct and rules that require fair treatment of each other and of investors and certain recordkeeping, and the regulations also allow SEBI to inspect all stockbroker books. In the event of a violation, SEBI may suspend of revoke the broker's license. As of March 31, 2004, there were 9,519 brokers and 13,291 sub-brokers (including multiple registrations) registered with SEBI. The NSE and the BSE accounted for 87% of total sub-broker registration.

LISTINGS

         Under Indian law and the rules and the listing applications of certain stock exchanges, listed companies are subject to continuing disclosure requirements. If a company breaches its disclosure or other listing obligations, the governing body of the stock exchange may suspend that company's trading.

NON-CERTIFICATED SECURITIES

         While investors have a right to hold securities in either certificated or uncertificated form, SEBI has required that trading and settlement in certain securities occur only in uncertificated form. In addition, Indian companies making initial public offerings in excess of Rs. 100 million must issue the securities in uncertificated form.

         As of March 2003, 4,761 and 4,628 companies transacted through the Central Depository Services (I) Ltd. and National Securities Depository Ltd., respectively. The number of uncertificated securities increased from 56.5 billion in March 2002 to 76.9 billion in March 2003. During the same period, the value of uncertificated securities increased from Rs. 4,669 billion to Rs. 5,875 billion.

DERIVATIVE TRADING

         Indian law now includes derivatives in the definition of "securities," and the regulatory framework now covers trading in derivatives securities. SEBI allows the NSE, the BSE and their respective clearinghouses to trade and settle in derivative contracts that it approves.

         At present, SEBI has approved trading in index futures contracts based on the S&P CNX Nifty Index and the BSE Sensitive Index (the "Sensex"). It has also approved option trading based on these two indices and as well as option trading in individual securities, future contracts on individual stocks, interest rate derivatives, 91-day notional T-Bills and coupon bonds. Foreign institutional investors may trade in all exchange-traded derivative contracts so long as they comply with certain position limits. As of March 2003, the NSE "futures and options" segment had 553 members.

SETTLEMENT PERIOD

         Rolling settlement on T+5 basis was made compulsory in all stock exchanges for 200 actively traded securities and was extended to cover all such securities after December 2001. The settlement cycle was further shortened to T+3 after April 2002, T+2 in April 2003 and, beginning July 2004, T+1.

NEW INSIDER TRADING REGULATIONS

         SEBI promulgated India's first restrictions on insider trading in November 1992. The regulations prohibit an "insider" from dealing in listed securities on the basis of "unpublished price sensitive information," the communication of such information or the counsel or procurement of any other person to deal in securities on the basis of such information. The term "insider" includes directors, officers, certain employees, professionals affiliated with the company, affiliated companies, members of the securities market community and relatives of any of the foregoing. SEBI may initiate criminal proceedings if it believes insider trading has occurred.

         Any person who holds more than 5% of the equity or voting rights of any listed company is required to regularly and promptly disclose to the company the number of shares or voting rights held and any change in that person's shareholding or voting rights.

         SEBI has also required listed companies to adopt codes of conduct that address trading on price sensitive information, market rumors and the disclosure of shareholder ownership.

DEPOSITORIES

         In August 1996, the Indian Parliament enacted the Indian Depositories Act, 1996, which established securities depositories to record ownership and transfer securities in book-entry form. The depository system has significantly improved the operations of the Indian securities markets.

         Trading in book-entry form commenced in December 1996. In January 1998, SEBI required various companies to commence trading in uncertificated securities only for certain categories of investors, including foreign institutional investors and retail investors. Other investors are permitted to trade in certificated securities outside stock exchanges in lots of less than 500 securities and when exchange reporting requirements are not imposed. SEBI requires Indian companies to extend security holders the option to receive and hold securities in uncertificated form with a depository.

         Book-entry transfers require both the seller and the purchaser of security to establish accounts with registered depository participants. Transaction and custodian charges vary depending upon the practice of ethe depository participant and are paid by the account holder.

         Upon delivery, shares are registered in the name of the relevant depository on the company's books, and the depository records the investor in its records as the beneficial owner. All transfers in beneficial ownership are effected through the depository. Beneficial owners are entitled to all rights and benefits and subject to all liabilities of security holders.

TAKEOVER REGULATIONS

         SEBI regulates certain disclosure and mandatory bid obligations for listed Indian companies in the event of takeovers. The primary features of the SEBI regulations are as follows:

         o Any person who, directly or indirectly, acquires or agrees to acquire shares or voting rights in a company that would entitle him to more than 5% or 10% or 14% of the shares or voting rights in a company must promptly disclose his aggregate holdings or voting rights to the company and to each stock exchange on which the company's shares are listed. The acquiring person must do so at each percentage threshold in the preceding sentence.

         o A person who holds 15% of more of the shares or voting rights of a company must make annual disclosure of his holdings to that company.

         o In addition to the requirement in the second bullet point above, any person who holds more than 15% but less than 75% of the shares or voting rights of a company must promptly disclose to the company and to each stock exchange on which the company's shares are listed any purchase or sale of shares that exceeds 2% of the share capital of the company.

         o An acquirer and those acting in concert with him that hold between 15% and 75% of the shares or voting rights of a company cannot acquire additional shares or voting rights if that acquisition would enable to exercise more than 5% of the voting rights of the company in any financial year unless the acquirer makes a public tender offer for an additional 20% of the shares of the target company. Similar rules apply for acquisitions in any percentage by an acquirer that holds more than 75% of the shares or voting rights of the target company.

         Regardless of the acquisition of shares or voting rights and except in the event of a special shareholder resolution, no acquirer may, directly or indirectly, acquire control of a company (i.e., the right to appoint a majority of the board of directors or the power to control the management or policy decisions of the company) unless the acquirer first makes a public tender offer for at least 20% of the company's shares at specified prices. The minimum price must be the higher of:

         o   the negotiated price under the acquisition agreement;

         o the highest price paid by the acquirer or those acting in concert with him for any acquisition during the 26-week period prior to the tender offer; or

         o (a) the average of the weekly high and low closing price of the company's shares on the stock exchange where the company's shares traded most frequently during the 26-week period prior to the tender offer or (b) the average of the daily high and low closing price of the company's shares on the stock exchange where the company's shares traded most frequently during the 2-week period preceding the tender offer, whichever is greater.

Following such a public tender offer, a company whose public shareholding is below 10% of the voting capital of the company must delist itself and make a second public tender offer to the remaining public shareholders

         These takeover regulations do not apply to certain acquisitions, including:

         o   certain initial public offerings and rights issues;

         o   shares acquired pursuant to an underwriting agreement;

         o shares acquired by registered stockbrokers in the ordinary course of their business on behalf of their clients;

         o   shares in unlisted companies;

         o shares acquired pursuant to a scheme of reconstruction or amalgamation; and

         o shares acquired in the ordinary course of business by public financial institutions for their own account or as a pledgee.

STOCK EXCHANGES

BACKGROUND

         The Indian stock markets are among the oldest in Asia. The BSE, which is one of the principal exchanges in India, began its operations in 1875. There are now twenty-three stock exchanges in India. The NSE, which was recognized as a stock exchange in 1993, is India's leading stock exchange. In 2002/2003, the capital market trading volume of Indian stock exchanges was Rs. 9,689.1 billion, and the government security trading volume on the "wholesale debt market" and "subsidized general ledger" segments of the NSE was Rs. 10,328.3 billion and Rs. 19,557.3 billion, respectively.

         The NSE and the BSE now have trading stations in over 400 centers in India, which has diminished the importance of India's 19 regional stock exchanges. The nineteen regional stock exchanges, which accounted for as much as Rs. 2,390 billion, or 45.6%, of Indian trading volume in 1995/1996, accounted for Rs. 8,960 billion, or 8.4%, of trading volume in 2001/2002. Presently, virtually no trading takes place on the regional stock exchanges.

         In 1999, in an attempt to revive small stock exchanges, SEBI permitted the regional stock exchanges to create subsidiaries that could acquire the membership rights of other stock exchanges such that the regional stock exchanges could benefit from wider market access and higher trading volumes. The Delhi Stock Exchange has sought to gain membership on the NSE through this method, and the Hyderabad Stock Exchange has sought to acquire membership on the BSE. Members of the Bangalore Stock Exchange may now trade on the derivatives segment of the NSE. The smaller, regional stock exchanges also attempted to create the Interconnected Stock Exchange of India Ltd., which was not successful and which is not discussed further herein.

         India also has the "Over the Counter Exchange of India" that was incorporated in 1990 and is modeled after the American Nasdaq market. It has screen-based nationwide trading and presently has 115 listings. In 1993, it became the first Indian exchange to open "investor grievance cells" that field complaints and questions from investors regarding brokers and companies that trade on its exchange. The Over the Counter of Exchange of India is not discussed in detail herein.

                             INDIAN STOCK EXCHANGES*



                         YEAR        MEMBERS          LISTED       TOTAL MARKET CAPITALIZATION
                     ESTABLISHED       (1)         CORPORATIONS          (RS. BILLIONS)
                     -----------     -------       ------------    ---------------------------
BSE..............       1,875          713            5,650                 5,722.00
NSE..............       1,994          872              818                 5,371.33

*  All figures are as of March 31, 2003.
Source: BSE, NSE

THE CENTRAL LISTING AUTHORITY

         An Indian "central listing authority," which should commence operations in the near future, will scrutinize all listing applications on any Indian stock exchange in India. It seeks uniformity in the review and processing of listing applications and addresses multiple listing of the same security on different exchanges. More specifically, its functions include:

         o processing listing applications made by any corporation, mutual fund or collective investment scheme;

         o making recommendations to the exchange regarding a company's conditions to listing; and

         o making recommendations to the exchange or SEBI with respect to investor protection measures, market regulations and offering document disclosure.

INDIAN MARGIN PRACTICES

         India historically had no system of margin trading due in part to concerns that brokers were not permitted to lend funds for such trading under Indian law. In 1997, SEBI reviewed these laws and stated that a broker could lend and borrow funds if it is incidental to his overall securities transactions and so long as the broker does not lend funds as a regular business activity. In light of the SEBI pronouncement, some brokers now engage in margin trading.

         To supplement brokers' resources for margin trading, the Indian government opened a bank line of credit for brokers. Banks may now lend for margin trading subject to the following parameters:

         o Bank exposure to fluctuations in Indian markets, including margin trading, should not exceed 5% of total bank exposure;

         o A minimum margin of 40% should be maintained on the funds lent for margin trading;

         o Shares purchased through margin trading should uncertificated and pledged to the lending bank; and

         o No individual may borrow in excess of Rs. 1 million for margin trading certificated securities and Rs. 2 million for uncertificated securities.

         Despite this policies, margin trading has not significantly increased in India due to legal and procedural ambiguities, uncertainty over the roles of brokers, and the restrictions noted above.

         In March 2004, SEBI began allowing brokers to provide margin trading facilities to their clients in the BSE's cash segment. Margin trading is however only allowed for certain types of securities and is subject to other restrictions, including margin requirements, certain record maintenance procedures and rules regarding the sources of broker funds and broker eligibility.

THE MUMBAI STOCK EXCHANGE

         The BSE was the first stock exchange recognized under Indian law. 5,650 companies had securities listed on the BSE as of March 31, 2003, and the BSE's market capitalization on that date was approximately Rs. 12,012 billion. In 2002/2003, its average daily trading volume was Rs. 12.5 billion, and its average daily number of trades executed was 563,000.

BSE GOVERNANCE AND MEMBERSHIP

         The BSE is a self-regulatory organization owned by its members and governed by a 20-person board of governors that decide the policies of and regulate the exchange. The board of governors consists of nine elected directors from the broking community, three SEBI nominees, six public representatives, an executive director and chief executive and operating officer. The executive director and chief executive and operating officer are responsible for the day-to-day administration of the exchange.

         Investors can trade at the exchange either through the members of the exchange or through sub-brokers, who are registered with SEBI through the members. An individual or a company formed in compliance with the provisions of
Section 12 or Section 322 of the Indian Companies Act, 1956 can become a member of the exchange.

         A Membership Committee reviews all applications for membership, and a Governing Board then elects the applicants upon a recommendation from the Membership Committee. After paying the requisite fees, the applicant is admitted as a member of the exchange and the exchange then forwards the application to SEBI for registration. After SEBI registration, a member is required to comply with the requirements of network connectivity, insurance, maintenance of base minimum capital and other requirements before commencing operations on the exchange.

         The following table sets forth the annual and average daily trading volume on the BSE for the indicated period:

                   TRADING VOLUME ON THE MUMBAI STOCK EXCHANGE

                                        ANNUAL VOLUME       AVERAGE DAILY VOLUME
CALENDAR YEAR*                          (RS. BILLION)          (RS. BILLION)
------------------                      -------------       --------------------
1998..........................            2,661.85                  12.13
1999..........................            5,279.60                  21.28
2000..........................            9,986.55                  39.94
2001..........................            4,752.79                  19.16
2002..........................            3,329.09                  13.26
2003..........................            4,093.73                  16.11

----------
* For the period January 1 to December 31.
Source:  BSE

LIQUIDITY OF THE BSE

         The BSE has a high daily trading volume in terms of both number of transactions and value. Nevertheless, the BSE is not extremely liquid because BSE trading is highly concentrated in the securities of relatively few issuers and the vast majority of securities listed on the BSE are traded infrequently or not at all. In addition, only a limited portion of many companies' shares are part of the public float.

         The growing illiquidity of listed stocks also affects India's other stock exchanges. India's top ten equities account for over 75% of the exchanges' trading volume, and its top 100 equities account for approximately 99% of the exchanges' trading volume. In March 2003, of 7,363 securities listed on the BSE, only approximately 2,190 securities were traded. In 2002/2003, only 67.7% of BSE-listed companies traded for more than 100 days. 8.8% of BSE-listed companies traded for less than 10 days. A 1989 study indicated that liquidity is largely determined by profitability and company size and that the securities of large, profitable companies are the most liquid.

BSE INDICES

         Several indices measure the performance of India's stock markets. While each major Indian stock exchange has its own index, the most watched exchange-sponsored indices are the Sensex and the BSE 100 Index, which are described below. The Economic Times Index and the Financial Express index, which are not discussed herein, are the principal non-exchange sponsored indices.

THE SENSEX.

         The Sensex is a market capitalization-weighted index of thirty stocks that represent large, well-established and leading Indian companies. Its base year is 1978/1979, and, while its initial calculations were based on full market capitalization, it shifted to the free-float methodology in September 2003. Its equity review policy aims to be transparent, and the float of all Sensex equities should represent at least 0.5% of the index.

         On March 31, 2003, the market capitalization of the Sensex was Rs. 3,047.7 billion, and, on March 31, 2004, Sensex securities represented approximately 25% of the total BSE market capitalization. While it is widely followed, the Sensex does not reflect broad market trends; five companies account for more than 50% of the Sensex market capitalization.

                          SENSEX MARKET CAPITALIZATION
                                (RS. IN BILLIONS)
YEAR ENDED
MARCH 31,                               HIGH           LOW           AVERAGE (1)
------------------                      ----          -----          -----------
1999.......................             4,281         3,295            2,764
2000.......................             5,934         4,659            3,245
2001.......................             5,542         4,270            3,541
2002.......................             3,742         3,332            2,600
2003.......................             3,513         3,206            2,834

----------
(1) Weighted average is calculated on a daily basis.
Source: BSE

THE BSE 100 INDEX

         The BSE 100 Index is based on the prices of certain BSE-traded equities. It is considered to be more representative of the overall Indian market than the Sensex because it uses the share prices of 100 companies. All thirty Sensex companies are included in the BSE 100 Index, and all major Indian industries are represented.

         Like the Sensex, the BSE 100 Index switched to free-float methodology in April 2004.

         As of April 5, 2004, the BSE 100 Index consisted of equities from the following sectors of the Indian economy:

INDUSTRY                                                        NO. OF COMPANIES
--------                                                        ----------------

Power Generation and Supply ................................          3
Banking and Financial Institutions..........................         12
Transport and Transport Equipment...........................         11
Textiles....................................................          6
Oil and Gas.................................................          6
Chemicals, Fertilizer, Pharmaceuticals, Paints and Dyes.....         15
Cement .....................................................          2
Software....................................................          6
General Engineering ........................................          5
Diversified.................................................          2
Telecom.....................................................          5
Media and Entertainment.....................................          2
Iron and Steel..............................................          2
Aluminum....................................................          2
Fast Moving Consumer Goods..................................          6
Electrical Equipment and Cables.............................          4
Shipping....................................................          2
Hotels, Travel and Tourism..................................          2
Paper and Hardboard ........................................          1
Miscellaneous...............................................          6
  TOTAL.....................................................          100

Source:  BSE

         As of March 31, 2003, the market capitalization of BSE 100 Index was Rs. 9,079.7 billion. On March 31,2004, BSE 100 Index securities represented 75.5% of the total BSE market capitalization.

                       BSE 100 INDEX MARKET CAPITALIZATION
                                (RS. IN BILLIONS)

YEAR ENDED
MARCH 31,                             HIGH            LOW          AVERAGE (1)
------------                         -------         -------       -----------
1999........................         1,889.9         1,234.6         1,457.1
2000........................         3,839.1         1,408.8         2,278.2
2001........................         3,044.8         1,678.0         2,170.5
2002........................         1,826.1         1,216.4         1,587.7
2003........................         1,793.0         1,413.6         1,597.8

----------
(1) Weighted average calculated on a daily basis.
Source: BSE

MUMBAI STOCK EXCHANGE TRADING MECHANICS

TRADING HOURS

         Trading on the BSE "online trading system" may occur Monday to Friday from 9:55 a.m. to 3:30 p.m. The BSE is closed on bank holidays and certain religious holidays.

NON-CERTIFICATED SECURITIES

         Due to the Indian government's emphasis on trading in uncertificated securities in order to improve the markets' efficiency and transparency, the movement toward "decertification" of equity securities has been swift. All BSE-listed equity securities must now settle in uncertificated form. The market capitalization of these companies is now 80% of the total BSE market capitalization. As of March 31, 2002, 377 companies were depository participants in the National Securities Depository Ltd. and Central Depository Services (India) Ltd. Uncertificated securities represent 99.7% of all security deliveries on the BSE and NSE.

TRADING PROCEDURES

         Before March 1995, the BSE used a live trading floor where member-brokers assembled in a trading ring to execute securities transactions. Since 1995, the BSE has become fully automated through its online trading system. Member-brokers now execute orders from work stations installed in their offices rather than a live trading ring.

CLEARING HOUSE

         Since December 2001, trading all BSE-traded equities trade on a so-called "compulsory rolling settlement segment." All traded executed by member-brokers in this segment are settled on a T+2 basis. Settlement is generally routed through BSE's clearing house, which is BOI Shareholding Ltd. The Bank of India is a 51% equity owner of BOI Shareholding. The BSE owns the remainder of the BOI Shareholding's equity.

BASKET TRADING

         Derivatives began trading on the BSE in June 2000 so that investors could hedge risks. Although index futures were initially the only derivates traded, index options and options and futures in select individual stocks now trade on the BSE.

         "Basket trading" began on the BSE in August 2000. In basket trading, investors can trade all thirty Sensex securities at one time in proportion to their respective Sensex weights without the need to calculate the quantity of Sensex securities to be traded. Investors can also create their own "baskets" by removing certain securities from their thirty Sensex securities or modifying the weights assigned to each Sensex securitiy. This system allows arbitrageurs to take advantage of the price differences in Sensex securities and their futures, which the BSE hopes will balance prices in both the cash and futures markets.

         All trades executed under the basket trading and online trading system are subject to intra-day trading and gross exposure limits.

TRANSACTION COSTS

         The BSE has not established minimum brokerage fees for securities transactions. The maximum brokerage fee cannot exceed 2.5% of the value of the trade. Otherwise, brokerage fees are negotiable, and the average brokerage fee charged by broker-members is typically below the 2.5% limit.

         Stamp duties on trades involving certificated securities are imposed and are typically paid by the buyer when registering the securities in his name. The duty is Rs. 0.5 for every Rs. 100 traded. The stamp duty payable upon transfers of debentures varies depending on the Indian state in which the transaction occurred and the location of the issuer's registered office.

CIRCUIT BREAKERS

         Previously, "circuit breakers" in the Indian markets applied to specific securities and restricted those securities from moving excessively in any direction within a specified time period. Nowadays, only market-wide circuit breakers exist, and all BSE trading is suspended for varying periods when the Sensex's price volality exceeds a 10%, 15% or 20% threshold. For example:

             o In the event of a 10% price movement before 1:00 p.m., the BSE will suspend trading for one hour. If the movement occurs after 1:00 p.m. but before 2:30 p.m., the BSE will suspend trading for thirty minutes. If the movement occurs at or after 2:30 p.m., the BSE will not suspend trading.

             o In the event of a 15% price movement before 1:00 p.m., the BSE will suspend trading for two hours. If the movement occurs after 1:00 p.m. but before 2:00 p.m., the BSE will suspend trading for one hour. If the movement occurs at or after 2:00 p.m., the BSE will suspend trading for the remainder of the day.

             o In the event of a 20% price movement, the BSE will suspend trading for the remainder of the day.

THE NATIONAL STOCK EXCHANGE

         The NSE was established in April 1993 with the following objectives:

             o to establish a nationwide trading facility for all types of securities;

             o to provide a fair, efficient and transparent securities market with an electronic trading system;

             o   to enable shorter settlement cycles and book-entry settlements;
                 and

             o   to meet the standards of other prominent international markets.

         The securities of approximately 800 companies that represent a broad spectrum of Indian companies trade on the NSE, and all trading data is distributed worldwide through various news agencies. The NSE includes both a capital market (equities) segment and a wholesale debt market segment, and all NSE-listed companies must satisfy stringent financial, public distribution and management requirements.

                                  NSE LISTINGS

                                     NO. OF COMPANIES      MARKET CAPITALIZATION
YEAR                                       LISTED*           (IN RS. BILLION)
                                     ----------------      ---------------------
1999/2000........................            720               10,204.26
2000/2001........................            785                6,578.47
2001/2002........................            793                6,368.61
2002/2003........................            818                5,371.33
2003/2004........................            909               11,209.76

----------
* As of the end of the period indicated. This figure includes suspended companies.
Source:  NSE

NSE GOVERNANCE AND MEMBERSHIP

         The NSE is one of the first demutualized stock exchanges in India. It is organized as a public limited company and is owned by India's leading financial institutions, including banks, insurance companies and financial intermediaries. It is managed by professionals who do not directly or indirectly trade on its exchange, and its board of directors includes senior executives from promoter institutions, lawyers, economists, accountants, finance and tax experts, SEBI nominees, representatives of the public and a full-time exchange executive.

         Any prospective member that wishes to trade on the capital market, wholesale debt market or futures and options portions of the NSE must have at least two directors who are university graduates as well as dealers who have passed a certification exam. Prospective members should have equity capital of at least Rs. 3 million and net worth of at least Rs. 20 million. All prospective members must be solely engaged in the securities business and not any fund-based activity.

LIQUIDITY OF THE NSE

         The following table sets forth the annual and average daily trading volume on the NSE:

                  TRADING VOLUME ON THE NATIONAL STOCK EXCHANGE
                                (RS. IN BILLIONS)

YEAR ENDED
MARCH 31,                              ANNUAL VOLUME      AVERAGE DAILY VOLUME
----------------                       -------------      --------------------
1999/2000...................             8,390.52               33.03
2000/2001...................            13,395.10               53.37
2001/2002...................             5,131.67               20.78
2002/2003...................             6,179.89               24.62
2003/2004 ..................             7,133.01               519.5
Source:  NSE

THE S&P CNX NIFTY INDEX

         The S&P CNX Nifty Index is a well-diversified stock index of fifty companies that includes twenty-three sectors of the Indian economy. It serves as a benchmark for fund portfolios, index based derivatives and index funds. It is owned and managed by India Index Services and Products Ltd., a joint venture between the NSE and CRISIL Ltd. The trading value of S&P CNX Nifty stocks represents 70% of the NSE's total trading value, and it represents approximately 59% of the NSE's total market capitalization.

                           VALUES OF THE S&P CNX NIFTY

YEAR ENDED
MARCH 31                                   HIGH         LOW        DAILY AVERAGE
-----------------------                  --------     --------     -------------
1999/2000.............................   1,818.15       916.00       1,368.62
2000/2001.............................   1,636.95     1,098.75       1,334.76
2001/2002.............................   1,207.00       849.95       1,077.03
2002/2003.............................   1,153.30       920.10       1,037.23
2003/2004.............................   2,014.65       920.00       1,427.50

Source:  NSE

NATIONAL STOCK EXCHANGE TRADING MECHANICS

TRADING HOURS

         The NSE is open from 9:55 a.m. until 3:30 p.m. Monday through Friday. The NSE holds a "closing session" between 3:50 p.m. and 4:00 p.m on these days, and it may extend, advance or reduce trading hours as it deems necessary.

UNCERTIFICATED SECURITIES

         Since January 1998, all investors must trade securities on the NSE in uncertificated form. Companies that fail to establish accounts with depositories for such trading trade on a "trade for trade" settlement window. The NSE also allows small investors to trade up to 500 certificated securities at specified trading windows.

TRADING PROCEDURE

         Securities are traded, cleared and settled under the NSE and SEBI supervision, and the NSE is the first exchange in the world to use satellite communication technology for trading. Its trading system, which is known as the National Exchange for Automated Trading, is an online, fully-automated, nationwide system screen that is anonymous and order driven. This system reduces the time required to execute trades and increases the number of market participants by making trading more accessible, thereby improving the depth and liquidity of the market.

         The NSE also has an back-up site in Chennai that includes a satellite station and a high-speed optical fiber link with Mumbai in the event of an emergency.

CLEARING HOUSE

         The National Securities Clearing Corporation Ltd. clears and settles equities and derivatives trades on the NSE through a well-defined settlement cycle that aggregates trades over a trading period and then nets its members' positions. Its eight clearing banks--Canara Bank, HDFC Bank, IndusInd Bank, ICICI Bank Ltd., the Unit Trust of India Bank, the Bank of India, IDBI Bank and Standard Chartered Bank--provide computerized banking services to its trading members that include real-time account access and dedicated branch facilities. The National Securities Clearing Corporation also provides working capital funds, stock lending facilities and other capital market-related facilities.

SECURITIES SETTLEMENT

         Members' securities obligations are downloaded daily after the close of trading. For certificated securities, members' custodians must deliver securities to the clearing house during business hours, and, for uncertificated securities, custodians must make the securities available to pooled accounts. All transactions must settle before 10:00 a.m. on the "pay in" day. All recipients of certificated securities receive specific time slots on a "pay out" day to collect their documents and securities from the clearing house. Recipients of uncertificated securities receive their account credits after 2:30 p.m. on the "pay out" day.

MARGIN PRACTICES AND COSTS

         NSE stocks are categorized into three groups for margin-trading purposes "Group I" and "Group II" equities are equities that traded on at least 80% of the NSE's trading days for the previous eighteen months, and equities that have a "mean impact cost" of 1% or less are "Group I" equities, whereas those whose mean impact cost is greater than 1% are "Group II" equities. All remaining equities are "Group III." Mean impact cost is calculated on the fifteenth day of every month. Equities may switch between groups based on their mean impact cost on the first day of each month.

         Members pay "daily margins" consisting of a "value at risk" ("VAR") margin and a "mark to market" margin. The VAR margin is applicable for all securities on a rolling settlement basis. Its calculation is based upon a security's daily volatility and the index future market and depends upon whether the security is classified as Group I, II or III. Mark to market margin is calculated by marking each scrip transaction against the closing price at the end of the day's trading. If the security has not traded on that day, the latest available closing price is used.

         See also "Stock Exchanges--Indian Margin Practices" above.

TRANSACTION COSTS

         In addition to stamp fees that are imposed by the states, the NSE imposes annual fees on all brokers that are based on their total turnover. Presently, trading members must pay turnover fees equal Rs. 4 for Rs. 100,000 of turnover.

         Brokers in turn charge their clients transaction fees that may not exceed 2.5% of the contract price. This ceiling does not include statutory levies such as the turnover fee noted above but does include sub-broker fees, which may not exceed 1.5% of contract price.

CIRCUIT BREAKERS

         In addition to price bands that exist for certain securities, the NSE has index-based, market-wide circuit breakers. The circuit breakers apply when the Sensex or S&P CNX Nifty index fluctuates in value more than 10%, 15% of 20%. Once triggered, all equity and equity derivative markets cease to trade nationwide.

         See also "Mumbai Stock Exchange Trading Mechanics--Circuit Breakers" in this Appendix C.

                              THE INDIA FUND, INC.


                        7,767,610 SHARES OF COMMON STOCK
                   ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE
                 RIGHTS TO SUBSCRIBE FOR SHARES OF COMMON STOCK





                              --------------------
                                   PROSPECTUS
                                     , 2004
                              --------------------

                   SUBJECT TO COMPLETION, DATED JUNE 22, 2004

                              THE INDIA FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information does not constitute a prospectus but should be read in conjunction with the Fund's prospectus relating
thereto dated    , 2004, as it may be supplemented. This Statement of Additional
Information does not include all information that a prospective investor ought to know before investing in the Fund, and investors are advised to read the Fund's prospectus and retain it for future reference. You may obtain a copy of the Fund's prospectus or this Statement of Additional Information without charge by contacting the Fund at (800) 421-4777.

         This Statement of Additional Information is not complete and may be changed. The Fund may not sell the securities offered by the prospectus until the registration statement relating thereto that has been filed with the Securities and Exchange Commission is effective.

         This Statement of Additional Information is dated        , 2004.

                  ADVANTAGE ADVISERS, INC. PROXY VOTING MANUAL

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

INTRODUCTION...................................................................1

CHAPTER 1  BOARD OF DIRECTORS..................................................2

     VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS......................3

     CHAIRMAN AND CEO ARE THE SAME PERSON......................................4

     INDEPENDENCE OF DIRECTORS.................................................5

     STOCK OWNERSHIP REQUIREMENTS..............................................6

     CHARITABLE CONTRIBUTIONS..................................................7

     DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION.............8

     SIZE OF THE BOARD........................................................10

     VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS.......................11

     TERM OF OFFICE...........................................................12

     COMPENSATION DISCLOSURE..................................................13

CHAPTER 2  AUDITORS...........................................................14

     RATIFYING AUDITORS.......................................................15

CHAPTER 3  TENDER OFFER DEFENSES..............................................16

     POISON PILLS.............................................................17

     GREENMAIL................................................................18

     SUPERMAJORITY VOTE.......................................................19

CHAPTER 4  MERGERS AND CORPORATE RESTRUCTURING................................20

     CHANGING CORPORATE NAME..................................................21

     REINCORPORATION..........................................................22

CHAPTER 5  PROXY CONTEST DEFENSES.............................................23

     BOARD STRUCTURE:  STAGGERED VS. ANNUAL ELECTIONS.........................24

     CUMULATIVE VOTING........................................................25

     SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING............................26

     SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD.........................27

CHAPTER 6  MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS......................28

     CONFIDENTIAL VOTING......................................................29

     SHAREHOLDER ADVISORY COMMITTEES..........................................30

     FOREIGN CORPORATE MATTERS................................................31

     GOVERNMENT SERVICE LIST..................................................32

CHAPTER 7  SOCIAL AND ENVIRONMENTAL ISSUES....................................33

     ENERGY AND ENVIRONMENTAL ISSUES (CERES PRINCIPLES).......................34

     NORTHERN IRELAND (MACBRIDE PRINCIPLES)...................................35

     MAQUILADORA STANDARDS AND INTERNATIONAL OPERATIONS AND POLICIES..........36

     EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION..........................37

     ANIMAL RIGHTS............................................................38

CHAPTER 8  CAPITAL STRUCTURE..................................................39

     COMMON STOCK AUTHORIZATION...............................................40

     BLANK CHECK PREFERRED STOCK..............................................41

     PREEMPTIVE RIGHTS........................................................42

     STOCK DISTRIBUTIONS:  SPLITS AND DIVIDENDS...............................43

     STOCK SPLITS.............................................................43

     REVERSE STOCK SPLITS.....................................................44

     ADJUSTMENTS TO PAR VALUE OF COMMON STOCK.................................45

     DEBT RESTRUCTURINGS......................................................46

CHAPTER 9  EXECUTIVE AND DIRECTOR COMPENSATION................................47

     DIRECTOR COMPENSATION....................................................48

     SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY.................49

     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)...................................50

     OPTIONS EXPENSING........................................................51

     GOLDEN PARACHUTES........................................................52

     PROPOSAL TO BAN GOLDEN PARACHUTES........................................53

     OUTSIDE DIRECTORS' RETIREMENT COMPENSATION...............................54

CHAPTER 10  STATE OF INCORPORATION............................................55

     CONTROL SHARE ACQUISITION STATUTES.......................................56

     OPT-OUT OF STATE TAKEOVER STATUTES.......................................57

     CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS.............58

CHAPTER 11  CONFLICTS OF INTEREST.............................................59

     CONFLICTS................................................................60

CHAPTER 12  GOVERNANCE COMMITTEE AND PROXY MANAGERS...........................62

     GOVERNANCE COMMITTEE.....................................................63

     PROXY MANAGERS...........................................................64

CHAPTER 13  SPECIAL ISSUES WITH VOTING FOREIGN PROXIES........................65

     SPECIAL ISSUES WITH VOTING FOREIGN PROXIES...............................66

CHAPTER 14  RECORD KEEPING....................................................67

     RECORD KEEPING...........................................................68

                                  INTRODUCTION
                                  ------------

Rule 206(4)-6 (the "Rule") adopted under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers, Inc., (the "Adviser") is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

When the Adviser has investment discretion over a client's investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

                                    CHAPTER 1

                               BOARD OF DIRECTORS

                           VOTING ON DIRECTOR NOMINEES
                           ---------------------------
                            IN UNCONTESTED ELECTIONS
                            ------------------------

These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

     a) Company performance

     b) Composition of the board and key board committees

     c) Attendance at board meetings

     d) Corporate governance provisions and takeover activity


We may also consider:

     a) Board decisions concerning executive compensation
     b) Number of other board seats held by the nominee
     c) Interlocking directorships

VOTE RECOMMENDATION

                                                     It is our policy to vote IN
                                                     FAVOR of the candidates
                                                     proposed by the board.

We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

                      CHAIRMAN AND CEO ARE THE SAME PERSON
                      ------------------------------------

         Shareholders may propose that different persons hold the positions of the chairman and the CEO.

         We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

                            INDEPENDENCE OF DIRECTORS
                            -------------------------

         Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

VOTE RECOMMENDATION

                                                    It is our policy to vote FOR
                                                    proposals requesting that a
                                                    majority of the Board be
                                                    independent and that the
                                                    audit, compensation and
                                                    nominating committees of the
                                                    board include only
                                                    independent directors.

                          STOCK OWNERSHIP REQUIREMENTS
                          ----------------------------

         Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals that
                                                     require director stock
                                                     ownership.

                            CHARITABLE CONTRIBUTIONS
                            ------------------------

         Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.

VOTE RECOMMENDATION

                                                     (Shareholders Proposals)
                                                     Vote AGAINST proposals
                                                     regarding charitable
                                                     contribution.

         Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

                      DIRECTOR AND OFFICER INDEMNIFICATION
                      ------------------------------------
                            AND LIABILITY PROTECTION
                            ------------------------

These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals that
                                                     eliminate entirely director
                                                     and officers' liability for
                                                     monetary damages for
                                                     violating the duty of care.

                                                     Vote AGAINST
                                                     indemnification proposals
                                                     that would expand coverage
                                                     beyond just legal expenses
                                                     to acts, such as
                                                     negligence, that are more
                                                     serious violations of
                                                     fiduciary obligations than
                                                     mere carelessness.

                                                     Vote FOR only those
                                                     proposals providing such
                                                     expanded coverage in cases
                                                     when a director's or
                                                     officer's legal defense was
                                                     unsuccessful if: a) the
                                                     director was found to have
                                                     acted in good faith, and b)
                                                     only if the director's
                                                     legal expenses would be
                                                     covered.

The following factors should be considered:

     1. The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

     2. Attracting and retaining the most qualified directors enhances shareholder value.

                                SIZE OF THE BOARD
                                -----------------

         Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation's changing needs.

VOTE RECOMMENDATION

                                                     Vote FOR the board's
                                                     recommendation to increase
                                                     or decrease the size of the
                                                     board.

The following factors should be considered:

     1. These proposals may aim at reducing or increasing the influence of certain groups of individuals.

     2. This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

               VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS
               --------------------------------------------------

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

     1. management's track record

     2. background to the proxy contest

     3. qualifications of director nominees

                                 TERM OF OFFICE
                                 --------------

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

VOTE RECOMMENDATION

                                                     Vote AGAINST shareholder
                                                     proposals to limit the
                                                     tenure of outside
                                                     directors.

The following factors should be considered:

     1. An experienced director should not be disqualified because he or she has served a certain number of years.

     2. The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.

     3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

                             COMPENSATION DISCLOSURE
                             -----------------------

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

VOTE RECOMMENDATION

                                                     (shareholders policy)
                                                     Vote AGAINST these
                                                     proposals that require
                                                     disclosure, unless we have
                                                     reason to believe that
                                                     mandated disclosures are
                                                     insufficient to give an
                                                     accurate and meaningful
                                                     account of senior
                                                     management compensation.

The following factors should be considered:

     1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

     2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

     3. The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

                                    CHAPTER 2

                                    AUDITORS

                               RATIFYING AUDITORS
                               ------------------

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

VOTE RECOMMENDATION

                                                     Vote FOR proposal to ratify
                                                     auditors.

The following factors should be considered:

     1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

     2. Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

     3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

                                    CHAPTER 3

                              TENDER OFFER DEFENSES

                                  POISON PILLS
                                  ------------

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

VOTE RECOMMENDATION

                                                     Vote FOR shareholder
                                                     proposals asking that a
                                                     company submit its poison
                                                     pill for shareholder
                                                     ratification.

                                                     Vote on a CASE-BY-CASE
                                                     basis regarding shareholder
                                                     proposals to redeem a
                                                     company's poison pill.

                                                     Vote on a CASE-BY-CASE
                                                     basis regarding management
                                                     proposals to ratify a
                                                     poison pill.

                                    GREENMAIL
                                    ---------

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

VOTE RECOMMENDATION

                                                     Vote FOR proposals to adopt
                                                     anti Greenmail or bylaw
                                                     amendments or otherwise
                                                     restrict a company's
                                                     ability to make Greenmail
                                                     payments

                                                     Vote on a CASE-BY-CASE
                                                     basis regarding
                                                     anti-Greenmail proposals
                                                     when they are bundled with
                                                     other charter or bylaw
                                                     amendments.

The following factors should be considered:

     1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

                               SUPERMAJORITY VOTE
                               ------------------

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

VOTE RECOMMENDATIONS

                                                     Vote AGAINST management
                                                     proposals to require a
                                                     Supermajority shareholder
                                                     vote to approve mergers and
                                                     other significant business
                                                     combinations.

                                                     Vote FOR shareholder
                                                     proposals to lower
                                                     Supermajority vote
                                                     requirements for mergers
                                                     and other significant
                                                     business combinations.

The following factors should be considered:

     1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

     2. Supermajority vote may make action all but impossible.

     3. Supermajority requirements are counter to the principle of majority rule.

                                    CHAPTER 4

                                     MERGERS
                                       AND
                                    CORPORATE
                                  RESTRUCTURING

                             CHANGING CORPORATE NAME
                             -----------------------

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

VOTE RECOMMENDATION

                                                     Vote FOR changing the
                                                     corporate name.

The following factors should be considered:

     1. A name of a corporation symbolizes its substance.

     2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

     3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

                                 REINCORPORATION
                                 ---------------

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

VOTE RECOMMENDATION

                                                     Vote on a CASE-BY-CASE
                                                     basis, carefully reviewing
                                                     the new state's laws and
                                                     any significant changes the
                                                     company makes in its
                                                     charter and by-laws.

The following factors should be considered:

     1. The board is in the best position to determine the company's need to incorporate.

     2. Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

     3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

                                    CHAPTER 5

                                      PROXY
                                     CONTEST
                                    DEFENSES

                 BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
                 -----------------------------------------------

A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

VOTE RECOMMENDATIONS

                                                     Vote AGAINST proposals to
                                                     classify the board. Vote
                                                     FOR proposals to repeal
                                                     classified boards and to
                                                     elect all directors
                                                     annually.

The following factors should be considered:

     1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

                                CUMULATIVE VOTING
                                -----------------

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals that
                                                     permit cumulative voting.

The following factors should be considered:

     1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

     2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

     3. Cumulative voting can allow a minority to have representation.

     4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

                  SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING
                  ---------------------------------------------

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals to
                                                     restrict or prohibit
                                                     shareholder ability to call
                                                     special meetings.

                                                     Vote FOR proposals that
                                                     remove restrictions on the
                                                     right of shareholders to
                                                     act independently of
                                                     management.

                SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD
                ------------------------------------------------

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

VOTE RECOMMENDATIONS

                                                     Vote FOR proposal which
                                                     seek to fix the size of the
                                                     board.

                                                     Vote AGAINST proposals
                                                     which give management the
                                                     ability to alter the size
                                                     of the board without
                                                     shareholder approval.

                                    CHAPTER 6

                                  MISCELLANEOUS
                                    CORPORATE
                                   GOVERNANCE
                                   PROVISIONS

                               CONFIDENTIAL VOTING
                               -------------------

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

VOTE RECOMMENDATIONS

                                                     Vote FOR shareholder
                                                     proposals requesting that
                                                     corporations adopt
                                                     confidential voting.

                                                     Vote FOR management
                                                     proposals to adopt
                                                     confidential voting.

The following factors should be considered:

     1. Some shareholders elect to have the board not know how they voted on certain issues.

     2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

     3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.

                         SHAREHOLDER ADVISORY COMMITTEES
                         -------------------------------

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals to
                                                     establish a shareholder
                                                     advisory committee.

The following factors should be considered:

     1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

     2. Adding another layer to the current corporate governance system would be expensive and unproductive.

                            FOREIGN CORPORATE MATTERS
                            -------------------------

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

VOTE RECOMMENDATION

                                                     Vote FOR proposals that
                                                     concern foreign companies
                                                     incorporated outside of the
                                                     United States.

The following factors should be considered:

     1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

     2. The board of directors is well positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

                             GOVERNMENT SERVICE LIST
                             -----------------------

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

VOTE RECOMMENDATION

                                                     Vote AGAINST these
                                                     proposals which request a
                                                     list of employees having
                                                     been employed by the
                                                     government.

The following factors should be considered:

     1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

     2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

     3. Additional disclosure would be an unreasonable invasion of such individual's privacy.

                                    CHAPTER 7

                                     SOCIAL
                                       AND
                                  ENVIRONMENTAL
                                     ISSUES

                         ENERGY AND ENVIRONMENTAL ISSUES
                         -------------------------------
                               (CERES PRINCIPLES)
                               ------------------

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals
                                                     requesting that companies
                                                     sign the CERES Principles.

The following factors should be considered:

     1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

                                NORTHERN IRELAND
                                ----------------
                              (MACBRIDE PRINCIPLES)
                              ---------------------

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

VOTE RECOMMENDATION

                                                     REFRAIN from voting on
                                                     proposals that request
                                                     companies to adopt the
                                                     MacBride Principles.

The following factors should be considered:

     1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                            MAQUILADORA STANDARDS AND
                            -------------------------
                      INTERNATIONAL OPERATIONS AND POLICIES
                      -------------------------------------

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

VOTE RECOMMENDATION

                                                     ABSTAIN from providing a
                                                     Vote Recommendation on
                                                     proposals regarding the
                                                     Maquiladora Standards and
                                                     international operating
                                                     policies.

The following factors should be considered:

     1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                          EQUAL EMPLOYMENT OPPORTUNITY
                          ----------------------------
                               AND DISCRIMINATION
                               ------------------

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

VOTE RECOMMENDATION

                                                     REFRAIN from voting on any
                                                     proposals regarding equal
                                                     employment opportunities
                                                     and discrimination.

The following factors should be considered:

     1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

                                  ANIMAL RIGHTS
                                  -------------

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

VOTE RECOMMENDATION

                                                     REFRAIN from making Vote
                                                     Recommendations on
                                                     proposals regarding animal
                                                     rights.

The following factors should be considered:

     1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

     2. We also feel that this issue is already subject to significant state and federal regulation.

                                    CHAPTER 8

                                     CAPITAL
                                    STRUCTURE

                           COMMON STOCK AUTHORIZATION
                           --------------------------

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

VOTE RECOMMENDATION

                                                     Vote CASE-BY-CASE on
                                                     proposals to increase the
                                                     number of shares of common
                                                     stock authorized for issue.

                                                     Vote AGAINST proposed
                                                     common share authorization
                                                     that increase existing
                                                     authorization by more then
                                                     100 percent unless a clear
                                                     need for the excess shares
                                                     is presented by the
                                                     company.

The following factors should be considered:

     1. Is this company going to make frequent business acquisitions over a period of time?

     2. Is the company expanding its operations?

     3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

                           BLANK CHECK PREFERRED STOCK
                           ---------------------------

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals
                                                     authorizing the creation of
                                                     new classes of preferred
                                                     stock with unspecified
                                                     voting, conversion,
                                                     dividend distribution, and
                                                     other rights.

The following factors should be considered:

     1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

                                PREEMPTIVE RIGHTS
                                -----------------

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals
                                                     seeking preemptive rights.

The following factors should be considered:

     1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

     2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

                    STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
                    -----------------------------------------

                                  STOCK SPLITS
                                  ------------

The corporation requests authorization for a stock split.

VOTE RECOMMENDATION

                                                     Vote FOR management
                                                     proposal to authorize stock
                                                     splits unless the split
                                                     will result in an increase
                                                     of authorized but unissued
                                                     shares of more than 100%
                                                     after giving effect to the
                                                     shares needed for the
                                                     split.

                              REVERSE STOCK SPLITS
                              --------------------

VOTE RECOMMENDATION

                                                     Vote FOR management
                                                     proposal to authorize
                                                     reverse stock split unless
                                                     the reverse stock split
                                                     results in an increase of
                                                     authorized but unissued
                                                     shares of more than 100%
                                                     after giving effect to the
                                                     shares needed for the
                                                     reverse split.

                    ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
                    ----------------------------------------

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

VOTE RECOMMENDATION

                                                     Vote FOR management
                                                     proposals to reduce the par
                                                     value of common stock.

The following factors should be considered:

     1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

     2. A corporation may be unable to raise capital if the par value is overstated.

                               DEBT RESTRUCTURINGS
                               -------------------

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VOTE RECOMMENDATION

                                                     It is our policy to vote
                                                     CASE-BY-CASE on debt
                                                     restructuring.

The following factors should be considered:

     1. Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

     2. Change in Control - Will the transaction result in a change of control of the company?

     3. Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

                                    CHAPTER 9

                                    EXECUTIVE
                                       AND
                                    DIRECTOR
                                  COMPENSATION

                              DIRECTOR COMPENSATION
                              ---------------------

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

VOTE RECOMMENDATION

                                                     Vote on a CASE-BY-CASE
                                                     basis for director
                                                     compensation.

The following factors should be considered:

     1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

            SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY
            --------------------------------------------------------

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

VOTE RECOMMENDATION

                                                     Vote on a CASE-BY-CASE
                                                     basis.

The following factors should be considered:

     1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

                     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
                     --------------------------------------

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

VOTE RECOMMENDATION

                                                     Vote FOR proposals to adopt
                                                     share-based compensation
                                                     plans when the following
                                                     items are involved:

     1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

     2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

     3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

                                                     Vote AGAINST proposals
                                                     adopting share based
                                                     compensation plans when the
                                                     following items are
                                                     involved:

        o  Re-load options (new options issued for any exercised).

        o The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

                                OPTIONS EXPENSING
                                -----------------

  Shareholder proposal to expense options.

VOTE RECOMMENDATION

                                                     It is our policy to vote
                                                     FOR proposals to expense
                                                     options.

                                GOLDEN PARACHUTES
                                -----------------

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

VOTE RECOMMENDATION

                                                     Vote FOR proposals which
                                                     seek to limit additional
                                                     compensation payments.

                                                     Vote FOR shareholder
                                                     proposals to have golden
                                                     parachutes submitted for
                                                     shareholder ratification.

The following factors should be considered:

     1. The stability of management may be affected by an attempted acquisition of the corporation.

     2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

                        PROPOSAL TO BAN GOLDEN PARACHUTES
                        ---------------------------------

Based on the foregoing information:

VOTE RECOMMENDATION

                                                     We are FOR this proposal,
                                                     which essentially bans
                                                     golden parachutes, because
                                                     we feel management's
                                                     compensation should be
                                                     solely based on real-time
                                                     contributions to the
                                                     corporation while they are
                                                     serving it. Deferred
                                                     current compensation is
                                                     viewed differently than
                                                     future, contingent
                                                     compensation for current
                                                     services.

                   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION
                   ------------------------------------------

We believe that directors should only be compensated while serving the company.

VOTE RECOMMENDATIONS

                                                     Vote AGAINST proposals
                                                     establishing outside
                                                     directors' retirement
                                                     compensation.

                                                     Vote FOR proposals that
                                                     revoke outside directors'
                                                     retirement compensation.

                                   CHAPTER 10

                                      STATE
                                       OF
                                  INCORPORATION

                       CONTROL SHARE ACQUISITION STATUTES
                       ----------------------------------

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals
                                                     which request the board to
                                                     seek shareholder approval
                                                     before committing to an
                                                     acquisition.

The following factors should be considered:

     1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

     2. Conforming to these requirements can be expensive.

     3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

     4. The threshold levels usually imposed by these proposals are much more stringent than required by law.

                       OPT-OUT OF STATE TAKEOVER STATUTES
                       ----------------------------------

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

VOTE RECOMMENDATION

                                                     Vote on a CASE-BY-CASE
                                                     basis for these proposals.

The following factors should be considered:

     1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

     2. Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

     3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

     4. Shareholders should have the final say on whether the company should be merged or acquired.

          CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS
          ------------------------------------------------------------

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a CASE BY CASE basis.

                                   CHAPTER 11

                                    CONFLICTS
                                       OF
                                    INTEREST

                                    CONFLICTS
                                    ---------

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, its affiliates and its employees. Conflicts of interest may arise when:

     1. Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser or an investment banking relationship with Fahnestock & Co. Inc.

     2. A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

     3. An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders. If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is "material" to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

        a. Routine proxy proposals are presumed not to involve a material conflict of interest.

        b. Non-routine proxy proposals. Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

CONFLICTS CONT'D
----------------

        c. The Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser's conflict vis-a-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:

           a) Obtain instructions from the client on how to vote.

           b) Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case-by-case analysis.

           c) Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

                                   CHAPTER 12

                              GOVERNANCE COMMITTEE
                                       AND
                                 PROXY MANAGERS

                              GOVERNANCE COMMITTEE
                              --------------------

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Bryan McKigney, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

                                 PROXY MANAGERS
                                 --------------

The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

                                   CHAPTER 13

                           SPECIAL ISSUES WITH VOTING
                                 FOREIGN PROXIES

                   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES
                   ------------------------------------------

Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

     1. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

     2. In some foreign countries shares may be "blocked" by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Advantage may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser's judgment the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case-by-case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long-term holding.

     3. Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

     4. In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in-person voting on a case-by-case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

                                   CHAPTER 14

                                 RECORD KEEPING

                                 RECORD KEEPING
                                 --------------

Advantage will maintain the following records:

     1. Copies of these policies

     2. A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

     3. A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

     4. A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

     5. A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

                            PART C--OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1. The audited financial statements for the year ended December 31, 2003 are included in the Fund's 2003 Annual Report and are incorporated herein by reference. These statements include:

   Report of Independent Auditors;

   Portfolio of Investments as of December 31, 2003;

   Statement of Assets and Liabilities as of December 31, 2003;

   Statement of Operations for the fiscal year ended December 31, 2003;

   Statements of Changes in Net Assets for the fiscal years ended December 31, 2003 and December 31, 2002;

   Notes to Financial Statements; and

   Financial Highlights for a share of common stock outstanding during each of the fiscal years ended December 31, 2003, 2002, 2001, 2000 and 1999

2. Exhibits:

   (a) Articles of Amendment and Restatement dated February 14, 1994 (filed herewith)

   (b) Amended and Restated By-Laws. (1)

   (c) Not applicable.

   (d) Form of specimen certificate representing shares of common stock. (2)

   (e) Dividend Reinvestment and Cash Purchase Plan (the "Plan"). (2)

   (f) Not applicable.

   (g) (1) Management Agreement dated June 4, 2003 (the "Management Agreement") between the Fund and Advantage Advisers, Inc. ("Advantage"). (3)

       (2) Country Advisory Agreement dated June 4, 2003 (the "Country Advisory Agreement") between Advantage and Imperial Investment Advisors Private Limited. (3)

   (h) Not applicable.

   (i) Not applicable.

   (j) (1) Custody Agreement dated September 28, 2000 (the "Custody Agreement") between the Fund and Deutsche Bank AG (filed herewith).

       (2) Cash Custody Agreement dated September 28, 2000 (the "Cash
           Custody Agreement") between the Fund and Deutsche Bank (Mauritius) Limited (filed herewith).

   (k) (1) Form of Subscription Certificate (filed herewith).

       (2) Form of Notice of Guaranteed Delivery (filed herewith).

       (3) Form of Subscription Agent Agreement. (4)

       (4) Form of Information Agent Agreement. (4)

   (l) (1) Opinion and Consent of Simpson Thacher & Bartlett LLP. (4)

       (2) Opinion and Consent of Piper Rudnick LLP. (4)

   (m) Not applicable.

   (n) Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund (filed herewith).

   (o) Not applicable.

   (p) Not applicable.

   (q) Not applicable.

   (r) Code of Ethics dated July 26, 2001, as amended July 14, 2003 (filed herewith).

   (s) Power of Attorney (included on signature page).


----------
(1) Incorporated by reference to the Fund's Form NSAR-B, filed with the SEC on February 27, 2003.

(2) Incorporated by reference to the Fund's Registration Statement on Form N-2, filed with the SEC on February 14, 1994 (File No. 33-73652).

(3) Incorporated by reference to the Fund's Form NSAR-A, filed with the SEC on August 26, 2003.

(4) To be filed by amendment.


ITEM 25. MARKETING ARRANGEMENTS

         Not applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

                                                                      ESTIMATED
CATEGORY                                                              EXPENSES
---------------------------------------------------------             ---------
Registration......................................................
Blue Sky Qualification Fees (Including Fees of Counsel)...........
New York Stock Exchange Listing Fees..............................
Printing Expenses.................................................
Subscription Agent Fees and Expenses..............................
Information Agent Fees and Expenses...............................
Accounting Fees and Expenses......................................
Legal Fees and Expenses...........................................
NASD Fees.........................................................
Miscellaneous.....................................................
Total.............................................................

ITEM 27. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND


         None

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

         The following information is given as of June 22, 2004:

                                                           NUMBER OF
                                                 RECORD HOLDERS, ROUNDED TO THE
                  TITLE OF CLASS                      NEAREST WHOLE SHARE
---------------------------------------------    ------------------------------
Common Stock, par value $.001 per share......              23,302,828

ITEM 29. INDEMNIFICATION

         Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Fund's Articles of Amendment and Restatement (the "Charter"), Article VI of the Fund's Amended and Restated By-Laws (the "By-Laws"), the management agreement and the administration agreement dated June 4, 2003 between the Fund and Oppenheimer & Co. Inc., formerly known as Fahnestock & Co. Inc., each of which provide for indemnification.

         Section 2-418 of the Maryland General Corporation Law empowers a corporation, subject to certain limitations, to indemnify its directors, officers, employees and agents against expenses (including attorneys' fees, judgments, penalties, fines and settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith and without active and deliberate dishonesty, or they received no actual improper personal benefit in money, property or services, or, with respect to any criminal proceeding so long as they had no reasonable cause to believe their conduct to be unlawful.

         Article VII of the Fund's Charter provides that the Fund shall indemnify its currently acting and former directors and officers to the fullest extent permitted by the Maryland General Corporation Law. The Fund's board of directors may make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland law. The Charter provides, however, that the Fund's directors and officers shall not be indemnified against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

         Article VI of the Fund's By-Laws indemnifies current and former directors and officers of the Fund to the extent permissible under the Maryland General Corporation Law and other applicable law. Employees and agents who are not officers or directors of the Fund may be indemnified in the same manner and to such further extent as permissible under Maryland General Corporation Law.

         The Management Agreement obligates the Fund to indemnify Advantage against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Advantage.

         The Administration Agreement obligates the Fund to indemnify and hold harmless Oppenheimer & Co. Inc. ("Oppenheimer") and its stockholders, officers, directors, employees and agents against any liability for any damages, expenses (including reasonable value of time spend by Oppenheimer employees) or direct losses reasonably incurred as a result of any failure by the Fund to comply with the U.S. Investment Advisers Act of 1940, as amended, the Internal Revenue Code of 1986, as amended, and with its investment policies and limitations as in effect, or as a result of Oppenheimer's acting as an administrator pursuant to the Administration Agreement, and not resulting from disabling conduct by Oppenheimer.

         Insofar as indemnification for liability arising under the Securities Act, may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Fund, its officers and directors, Advantage and certain others are presently insured under a Adviser/Mutual Fund Professional Liability Policy issued by American International Specialty Lines, Inc. that generally covers claims by the Fund's stockholders and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $10,000,000, with a deductible amount of $250,000.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information as to directors and officers of each of the Investment Manager and Country Adviser is included in their respective Forms ADV filed with the SEC (File Nos. 801-36997 and 801-61067, respectively) and incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         1.       The India Fund, Inc.
                  200 Park Avenue, 24th Floor
                  New York, New York 10166

(Records relating to its functions as Investment Manager)

         2.       Advantage Advisers, Inc.
                  200 Park Avenue, 24th Floor
                  New York, New York 10166

(Records relating to its functions as Country Adviser)

         3.       Imperial Investment Advisors Private Limited
                  Taj President-Mumbai
                  Room 802
                  90, Cuffe Parade
                  Mumbai-400 005, India

(Records relating to its functions as Subscription Agent for the Fund)

         4.       The Colbent Corporation
                  225 Franklin Street
                  Boston, Massachusetts 02110
                  Attention: The India Fund, Inc.

(Records relating to its functions as Information Agent for the Fund)

         5.       Georgeson Shareholder Communications, Inc.
                  17 State Street
                  New York, New York 10004

(Records relating to its functions as Administrator of the Fund)

         6.       Oppenheimer & Co. Inc.
                  125 Broad Street
                  New York, New York 10004

(Records relating to its functions as Mauritian Administrator to the Fund)

         7.       Multiconsult Ltd.
                  De Chazal Du Mee (DDM) Building
                  10, Frere Felix de Valois Street
                  Port Louis, Mauritius

(Records relating to its Transfer Agent and Plan Agent for the Fund)

         8.       PFPC Inc.
                  103 Bellevue Parkway
                  Wilmington, Delaware 19809

                  P.O. Box 43027
                  Westborough, Massachusetts 43027

                  4400 Computer Drive
                  Westborough, Massachusetts 01581

ITEM 32. MANAGEMENT SERVICES

         Not applicable.

ITEM 33. UNDERTAKINGS

(1) The Fund undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of the Registration Statement, the net asset value of its shares declines more than 10% from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)      Not applicable.

(3)      Not applicable.

(4)      (a) The Fund undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement: (i) to include any prospectus required by
             Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) that, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

         (b) The Fund undertakes that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) The Fund undertakes to remove from registration by means of a post-effective amendment any of the securities that remain unsold at the termination of the offering.

(5)      Not applicable.

(6)      Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 22nd day of June, 2004.

                                            THE INDIA FUND, INC.


                                            By:   /s/ Bryan McKigney
                                                  ------------------
                                                  Bryan McKigney
                                                  President

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Bryan McKigney the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.


        SIGNATURE                              TITLE                            DATE
        ---------                              -----                            ----
/s/ Bryan McKigney                                                         June 22, 2004
------------------
    Bryan McKigney                   President and Director (Principal
                                         Executive Officer)
/s/ Alan E. Kaye                                                           June 22, 2004
----------------
    Alan E. Kaye                  Treasurer (Principal Financial and
                                        Accounting Officer)
/s/ Lawrence K. Becker                                                     June 22, 2004
----------------------
    Lawrence K. Becker                         Director

/s/ Leslie H. Gelb                                                         June 22, 2004
------------------
    Leslie H. Gelb                             Director

/s/ J. Marc Hardy                                                          June 22, 2004
-----------------
    J. Marc Hardy                              Director

/s/ Stephane R.F. Henry                                                    June 22, 2004
----------------------
    Stephane R.F. Henry                        Director

/s/ Luis F. Rubio                                                          June 22, 2004
-----------------
    Luis F. Rubio                              Director

/s/ Jeswald W. Salacuse                                                    June 22, 2004
-----------------------
    Jeswald W. Salacuse                        Director